                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)


  Filed by the Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [X] Preliminary Proxy Statement                         [ ]  Confidential,  For  Use of the
                                                          Commission  Only (as  permitted  by
                                                          Rule 14a-6(e)(2))

  [ ] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ABLE TELCOM HOLDING CORP.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

  [ ] Fee paid previously with preliminary materials:

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           ABLE TELCOM HOLDING CORP.
                     1000 HOLCOMB WOODS PARKWAY, SUITE 440
                               ROSWELL, GA 30076
                                     [DATE]

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Able Telcom Holding Corp. We will hold the meeting on _________ __, 2000, at ___________________ at _____ a.m. __________. The Proxy Statement describes the business that we will conduct at the Annual Meeting which includes seeking your approval for the following:

1. To elect four Directors to serve until our next annual meeting or until their respective successors are elected and qualified;

2. To ratify and approve amending our Articles of Incorporation to increase the number of authorized shares of:

     a.   Common Stock from 25 million to 100 million, and

     b.   Preferred Stock from one million to five million;

3. To ratify and approve amending our Articles of Incorporation to change our corporate name from "Able Telcom Holding Corp." to "The Adesta Group, Inc.";

4.   To amend our 1995 Stock Option Plan, as previously amended, to:

     a. Increase the number of shares authorized for issuance under the Stock Option Plan from 1,300,000 to 5,500,000, and

     b. Modify certain terms of the grants of options to Non-Affiliate Directors which include

          i. increasing the number of options granted to Non-Affiliate Directors from 5,000 (initially) to 10,000 (annually),

          ii. granting additional options on an annual basis to Non-Affiliate Directors who serve as our Chairman of the Board, or as Chairman and/or as a member of a Board committee, and

          iii. extending the exercise period of the options to Non-Affiliate Directors to the earlier of (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity;

5. To ratify and approve the grant of stock options to certain of our Officers and Directors;

6. To approve possibly issuing more than 1,875,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights we granted to WorldCom, Inc., which share amount represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other Proposals, including Proposal No. 7 are independent of each other);

7. To approve possibly issuing more than 1,875,960 shares of Common Stock upon exercising certain Series B Warrants we issued to the Series B Investors, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other proposals, including Proposal No. 6 are independent of each other);

8. To approve possibly issuing more than 3,128,500 shares of our Common Stock upon converting shares of our Series C Convertible Preferred Stock and exercising certain of our Series C Warrants issued in our Series C Offering, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the closing of the Series C Offering dated February 4, 2000;

9. To ratify appointing Arthur Andersen LLP as our independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000; and

10. To transact any other business that may properly be presented at the 2000 Annual Meeting of Shareholders or any adjournments or postponements of the Annual Meeting.

Attending our Annual Meeting is limited to those who were our shareholders as of the record date of _______ __, 2000 (or their authorized representatives), and to our guests. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker).

The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these Proxy Materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so.

The continuing interest of our Shareholders is gratefully acknowledged. We look forward to seeing you at the Annual Meeting.



                               BILLY V. RAY, JR.
                               Chairman of the Board

                           ABLE TELCOM HOLDING CORP.
                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

The 2000 Annual Meeting of the Shareholders of Able Telcom Holding Corp., a Florida corporation will be held at______________________ on ________, 2000 at
____ a.m. ____________ for the following purposes:

At the 2000 Annual Meeting of Shareholders, we will ask you to vote on the following:

1. To elect four Directors to serve until our next annual meeting of Shareholders or until their respective successors are elected and qualified;

2. To ratify and approve amending our Articles of Incorporation to increase the number of authorized shares of:

     a.  Common Stock from 25 million to 100 million, and

     b. Preferred Stock from one million to five million;

3. To ratify and approve amending our Articles of Incorporation to change our name from "Able Telcom Holding Corp." to "The Adesta Group, Inc.";

4.   To amend our 1995 Stock Option Plan, as previously amended, to:

     a. Increase the number of shares authorized for issuance under the Stock Option Plan from 1,300,000 to 5,500,000, and

     b. Modify certain terms of the grants of options to Non-Affiliate Directors which include

          i. increasing the number of options granted to Non-Affiliate Directors from 5,000 (initially) to 10,000 (annually),

          ii. granting additional options on an annual basis to Non-Affiliate Directors who serve as our Chairman of the Board, or as Chairman and/or as a member of a Board committee, and

          iii. extending the exercise period of the options to Non-Affiliate Directors to the earlier of (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity;

5. To ratify and approve the grant of stock options to certain of our Officers and Directors;

6. To approve possibly issuing more than 1,875,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights we granted to WorldCom, Inc., which share amount represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other Proposals, including Proposal No. 7 are independent of each other);

7. To approve possibly issuing more than 1,875,960 shares of our Common Stock upon exercising certain Series B Warrants we issued to the Series B investors, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other Proposals, including Proposal No. 6 are independent of each other);

8. To approve possibly issuing more than 3,128,500 shares of Common Stock upon converting shares of our Series C Convertible Preferred Stock and exercising certain Series C Warrants issued in our Series C Offering, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the closing of the Series C Offering dated February 4, 2000;

9. To ratify appointing Arthur Andersen LLP as our independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000; and

10. To transact any other business that may properly be presented at the 2000 Annual Meeting of Shareholders or any adjournments or postponements of the Annual Meeting.

Our Board of Directors has fixed the close of business on _______ __, 2000 as the Record Date for determining the number of Able shareholders entitled to notice of and to vote at our Annual Meeting. A list of the Shareholders entitled to vote at the Annual Meeting may be examined by any of our Shareholders at our corporate offices at 1000 Holcomb Woods Parkway, Suite 440, Roswell, GA 30076.

The enclosed proxy is solicited by our Board of Directors. Please refer to the accompanying Proxy Materials for further information with respect to the business to be transacted at the Annual Meeting. Our Board of Directors requests that you complete, sign, date and return the enclosed Proxy Card promptly. You are cordially invited to attend the Annual Meeting in person. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.


                                        By Order of the Board of Directors


Roswell, GA                             BILLY V. RAY, JR.
____________, 2000                      Chairman of the Board


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU EXECUTE A PROXY CARD, YOU MAY STILL ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                      2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF

                           ABLE TELCOM HOLDING CORP.

                           -------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                           -------------------------

The 2000 Annual Meeting of Shareholders of Able Telcom Holding Corp. will be held at ____________________ at _____ a.m., on _________, 2000, or at any
adjournments or postponements of our Annual Meeting.

We will begin sending these Proxy Materials, which include the Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on _________, 2000 to all Shareholders entitled to vote. Our only class of voting stock is our Common Stock. Shareholders who owned Common Stock at the close of business on _______ __, 2000, our Record Date, are entitled to vote. On the Record Date, ________ shares of our Common Stock were outstanding. Our principal executive offices are located at 1000 Holcomb Woods Parkway, Suite 440, Roswell, GA 30076, and our telephone number is (770) 993-1570.

WHY WERE THESE PROXY MATERIALS SENT?

These Proxy Materials were sent to you because our Board of Directors is soliciting proxies from Shareholders of our Common Stock, par value $.001, to vote at our Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently at our Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed Proxy Card.

WHY DIDN'T WE HOLD A 1999 ANNUAL MEETING?

In connection with our 1999 Annual Meeting, we filed our initial preliminary proxy materials with the Securities and Exchange Commission in March 1999. However, it was not until May 2000 that we were able to resolve questions by the Commission staff regarding certain accounting and other disclosures made by us in connection with the MFSNT acquisition from WorldCom effective July 2, 1998 and that were incorporated into our preliminary proxy materials for our 1999 Annual Shareholders Meeting. As a result, the proposals we are submitting for Shareholder approval include those we initially intended to address at our 1999 Annual Shareholder Meeting and that are still relevant, as well as new proposals.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

     - To elect four Directors to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

     - To ratify and approve amending our Articles of Incorporation to increase the number of authorized shares of:

          a.   Common Stock from 25 million to 100 million, and

          b.   Preferred Stock from one million to five million;

     - To ratify and approve amending our Articles of Incorporation to change our corporate name from "Able Telcom Holding Corp." to "The Adesta Group, Inc.";

     - To amend our 1995 Stock Option Plan, as previously amended, to:

          a. Increase the number of shares authorized for issuance under the Stock Option Plan from 1,300,000 to 5,500,000, and

          b. Modify certain terms of the grants of options to Non-Affiliate Directors which include

               i. increasing the number of options granted to Non-Affiliate Directors from 5,000 (initially) to 10,000 (annually),

               ii. granting additional options on an annual basis to Non-Affiliate Directors who serve as Chairman of the Board, or as Chairman and/or as a member of a Board committee, and

               iii. extending the exercise period of the date of grants to
                    Non-Affiliate Directors to the earlier of (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity;

     - To ratify and approve the grant of stock options to certain of our Officers and Directors;

     - To approve possibly issuing more than 1,875,960 shares of Common Stock, which we refer to as the MFSNT 20% Share Limitation, upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc., which MFSNT 20% Share Limitation represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other Proposals including the Proposal immediately below, are each independent of the other);

     - To approve possibly issuing more than the MFSNT 20% Share Limitation upon the exercise of certain Series B Warrants to the Series B Investors, which MFSNT 20% Share Limitation represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998 (this Proposal and all other Proposals, including the Proposal immediately above, are each independent of the other);

     - To approve possibly issuing more than 3,128,500 shares of our Common Stock, which we refer to as the Series C 20% Share Limitation, upon converting our Series C Convertible Preferred Stock and exercise of certain Series C Warrants issued in our Series C Offering, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the closing of the Series C Offering dated February 4, 2000;

     - To ratify appointing Arthur Andersen LLP as our independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000; and

     - To transact any other business that may properly be presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

WHO MAY VOTE?

Shareholders who owned Common Stock at the close of business on _______ __, 2000, our Record Date, are entitled to vote at our 2000 Annual Shareholders Meeting. On the Record Date, __________ shares of our Common Stock were outstanding. Our Common Stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

Each share of Common Stock that you own entitles you to one vote.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of May 11, 2000, 16,308,532 shares of Common Stock were issued and outstanding. The Annual Meeting will be held if a majority of our outstanding Common Stock entitled to vote is represented at our Annual Meeting. This means that 8,154,267 shares are required for a quorum. If you have returned the Proxy or attend the Annual Meeting in person, your shares of Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the annual meeting. "Broker non-votes" also count for quorum purposes. If you hold your Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the Shareholders who do attend the Annual Meeting in person or who are represented by Proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A SHAREHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy
Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by our Board of Directors as follows:

     - "FOR" electing the slate of Board of Directors proposed by us;

     - "FOR" ratifying and amending our Articles of Incorporation to increase the number of authorized shares of:

          a.   Common Stock from 25 million to 100 million, and

          b.   Preferred Stock from one million to five million;

     - "FOR" ratifying and amending our Articles of Incorporation to change our corporate name from "Able Telcom Holding Corp." to "The Adesta Group, Inc.";

     - "FOR" amending our 1995 Stock Option Plan, as previously amended, to:

          a. Increase the number of shares authorized for issuance under the Plan from 1,300,000 to 5,500,000, and

          b. Modify certain terms of the grants of options to Non-Affiliate Directors which include

               i. increasing the number of options granted to Non-Affiliate Directors from 5,000 (initially) to 10,000 (annually),

               ii. granting additional options on an annual basis to Non-Affiliate Directors who serve as Chairman of the Board, or as Chairman and/or as member of a Board committee, and

               iii. extending the exercise period of the options to
                    Non-Affiliate Directors to the earlier of (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity.

     - "FOR" ratifying and approving the grant of stock options to certain of our Officers and Directors;

     - "FOR" approving our possibly issuing more than the MFSNT 20% Share Limitation upon the exercise of certain options and stock appreciation rights we granted to WorldCom, Inc., which MFSNT 20% Share Limitation represents at least 20% of our outstanding common stock determined immediately prior to the MFSNT Agreement dated April 26, 1998, independent of any other Proposals being submitted for Shareholder approval;

     - "FOR" approving our possibly issuing more than the MFSNT 20% Share Limitation upon exercising certain of the Warrants issued to the Series B Investors, which MFSNT 20% Share Limitation represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998, independent of any other Proposals submitted for Shareholder approval;

     - "FOR" approving our possibly issuing more than 3,128,500 shares of our Common Stock upon converting shares of Series C Convertible Preferred Stock and exercising certain Series C Warrants issued in our Series C Offering, which share amount represents at least 20% of the outstanding Common Stock determined immediately prior to the closing of the Series C Offering dated February 4, 2000;

     - "FOR" ratifying our appointing Arthur Andersen LLP as our independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000.

If any other matter is presented, your Proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a Proxy, you may revoke it at any time before it is exercised. You may revoke your Proxy in one of three ways. First, you may send in another Proxy Card with a later date. Second, you may notify Able's Secretary in writing before the Annual Meeting that you have revoked the information on your Proxy Card. Third, you may vote in person at the Annual Meeting.

HOW DOES A SHAREHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on _______ __, 2000 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?



Proposal 1:
Electing Four Directors                      The four nominees for our Directors who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate
                                             "withhold authority to vote" for a particular nominee on your Proxy Card, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

Proposal 2(A):
Approving our Amending our
Articles of Incorporation
to Increase the Number of
Authorized Shares
of Common Stock                              The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 2(A) to amend our Articles of
                                             Incorporation to increase the authorized number of shares of our Common
                                             Stock from 25 million shares to 100 million shares. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal.
                                             Broker non-votes will have no effect on the vote.


Proposal 2(B):
Approving our Amending our Articles to
Increase the Number of our Authorized
Shares of Preferred Stock                    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 2(B) to amend the Articles to increase the authorized number of shares of Preferred Stock from one million shares to five million shares. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 3:
Approving our Amending our
Articles of Incorporation to change
our name from
"Able Telcom Holding Corp." to
"The Adesta Group, Inc".                     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 3 to amend our Articles to change our corporate name from "Able Telcom Holding Corp" to "The Adesta Group Inc."
                                             If you "abstain" from voting, it has the same effect as if you voted
                                             "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 4(A):
Approving our Amending our Stock Option
Plan, as previously amended to increase
the number of shares                         The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 4(A) to increase the number of shares authorized for issuance pursuant to our 1995 Stock Option Plan, as amended
                                             (the "Plan"), from 1,300,000 to 5,500,000. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 4(B):
Approving our Amending the Plan
modifying certain terms of grants
to Non-Affiliate Directors                   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 4(B) to (i) increase the number of options granted to Non-Affiliate Directors from 5,000 (initially), to
                                             10,000 (annually), (ii) grant additional options on an annual basis to
                                             Non-Affiliate Directors who serve as our Chairman of the Board or as
                                             Chairman or as member of a Board committee, and (iii) extend the exercise period of the options granted to Non-Affiliate Directors to the earlier of
                                             (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity. If you "abstain" from voting, it has the same effect as if you voted "against"
                                             this proposal. Broker non-votes will have no effect on the vote.

Proposal 5:
Ratifying and approving our
issuing stock options to
certain of our Officers and Directors        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify and approve the issuance of options to certain of our
                                             Officers and Directors. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.


Proposal 6:
Approving our possibly issuing more than
1,875,960 shares to WorldCom, Inc.           The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve issuing more than the MFSNT 20% Share Limitation to
                                             WorldCom upon exercise of certain derivative securities described in
                                             Proposal No. 6 and held by WorldCom, which MFSNT 20% Share Limitation of
                                             1,875,960 represents at least 20% of our outstanding Common Stock determined immediately prior to the MFSNT Agreement dated April 26, 1998.
                                             If you "abstain" from voting, it has the same effect as if you voted
                                             "against" this proposal. Broker non-votes will have no effect on the vote.
                                             A vote for Proposal No. 6 is independent of any other proposal, including
                                             Proposal No. 7 below. If both Proposal No. 6 and Proposal No. 7 are approved, the possible issuances would exceed the MFSNT 20% Share
                                             Limitation and assuming full dilution as to the securities described in
                                             Proposal Nos. 6 and 7, as of May 11, 2000 would represent approximately
                                             25.8% of the outstanding Common Stock as of that date after (1) assumed dilution (although certain of the securities are anti-dilutive, but are not currently "in the money", as of May 11, 2000), and (2) giving effect to our issuing shares of our common stock upon conversion or exchange of outstanding convertible securities. See "The MFSNT Acquisition and Rule
                                             4460(i)(1)(C)" for discussion concerning the MFSNT 20% Share Limitation.

Proposal 7:
Approve our possibly issuing more
than 1,875,960 shares to the Series B
Investors                                    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve issuing more than the MFSNT 20% Share Limitation upon exercise of certain Warrants held by the "RoseGlen Group" and the "Palladin
                                             Group", as we describe in Proposal No. 7, which MFSNT Share Limitation of
                                             1,875,960 represents at least 20% of our outstanding common stock determined immediately prior to the MFSNT Agreement dated April 26, 1998. If you
                                             "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote. A vote for
                                             Proposal No. 7 is independent of any other proposal, including Proposal No. 6 above. If both Proposal No. 6 and Proposal No. 7 are approved, the possible issuances would exceed the MFSNT 20% Share Limitation and assuming full dilution as to the securities described in Proposal Nos. 6 and 7, as of May
                                             11, 2000, would represent approximately 25.8% of our outstanding Common Stock as of that date after (1) assumed dilution (although certain of the securities are anti-dilutive because they are not currently "in the money" as of May
                                             11, 2000), and (2) giving effect to our issuing shares of our common stock upon conversion or exchange. See "The MFSNT Acquisition and Rule
                                             4460(i)(1)(C)" for discussion concerning the MFSNT 20% Share Limitation.

Proposal 8:
Approve our possibly issuing more than
3,128,500 shares in connection with
the Series C Offering                        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve issuing more than the Series C 20% Share Limitation upon converting the Series C Preferred Stock and Exercising the Series C
                                             Warrants held by the Series C Investors, as described in Proposal No. 8, which share amount of 3,128,500 represents at least 20%


                                             of our outstanding common stock determined immediately prior to the closing of the Series C Offering. If you "abstain" from voting, it has the same effect as if you voted "against" this proposal. Broker non-votes will have no effect on the vote.

Proposal 9:
Ratify our Selecting our
Independent Accountants                      The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify and approve appointing Arthur Andersen LLP as our independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000. If you
                                             "abstain" from voting, it has the same effect as if you voted "against" this proposal.
                                             Broker non-votes will have no effect on the vote.


IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify our individual Shareholders are confidential. Only the inspectors of election and certain of our employees and consultants associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Able management (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

Able will pay the cost of this Proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit Shareholders for the same type of Proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending Proxy material to their principals and obtaining their proxies.

HOW DOES A SHAREHOLDER OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K?

IF YOU WOULD LIKE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, FILED FEBRUARY 22, 2000, AS AMENDED MAY 26, 2000 AND/OR OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED OCTOBER 31, 1998, FILED FEBRUARY 24, 1999, AS AMENDED MARCH 1, 1999, AND AS FURTHER AMENDED ON MAY 26, 2000, WE WILL SEND YOU COPIES OF EACH WITHOUT CHARGE. PLEASE WRITE TO:

                      THE FINANCIAL RELATIONS BOARD, INC.
                                675 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                ATTN: BRIAN GILL

You may also obtain a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 1999, filed February 22, 2000, as amended May 26, 2000, and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of May 11, 2000, the Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors, (iii) all Executive Officers and Directors as a group, and (iv) each person known by us to be the "beneficial owner" of more than five percent of our Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission ("SEC") to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers and Directors listed have sole voting and investment power over his shares. As of May 11, 2000, there were 16,308,582 shares of Common Stock issued and outstanding and approximately 425 holders of record.

                                                                                          SHARES          PERCENTAGE
                                                                                        BENEFICIALLY     BENEFICIALLY
NAME(1)                                  CURRENT TITLE                                    OWNED(2)           OWNED
-------------------------------------------------------------------------------------------------------------------
                                         Chief Executive Officer and
Billy V. Ray, Jr.(3)(4)                  Chairman of the Board of Directors                260,000            1.6%

Edwin D. Johnson(4)(6)                   President and Chief Financial Officer and a       157,000               *
                                         Director

                                         Former Chief Executive Officer and Current
Frazier L. Gaines(5)                     President - Able Telcom International             208,000            1.3%

Charles A. Maynard                       Chief Operating Officer                           200,000            1.2%

James E. Brands(3)                       Senior Executive Vice President                   100,000               *

Thomas Montgomery                        Executive Vice President of Finance               200,000            1.2%

G. Vance Cartee(3)                       Vice President of Business Development            100,000               *

Michael Brenner                          General Counsel and Executive Vice President      100,000               *

Edward Z. Pollock(3)(6)                  Counsel                                            66,000               *

Stacy Jenkins(7)                         Former President - Adesta Communications          125,000               *

Bob Sommerfeld                           President - Adesta Communications                  35,000               *

Philip A. Kernan, Jr.                    President - Adesta Transportation                 125,000               *

                                         President - Transportation Safety Contractors,
J. Barry Hall(8)                         Inc.                                              102,472               *

Richard A. Boyle(3)                      President - Patton Management Corp.                65,000               *

C. Frank Swartz(3)(4)                    Director                                           30,000               *

Alec McLarty(9)(4)                       Director                                           11,610               *

Gerald Pye                               Director                                              -0-               *

All Executive Officers and Directors
as a Group (17 persons)                                                                  1,885,082           11.5%

Gideon D. Taylor(10)                      Former Director and Officer                      946,638            5.7%

WorldCom(11)                                                                             3,050,000           18.7%


----------------------------------------
*Less than 1%.

     (1) The address for each of Able's Directors and Executive Officers is 1000 Holcomb Woods Parkway, Suite 440, Roswell, GA 30076.

     (2) All of the options granted to Officers and Directors since December 1998 are subject to shareholder approval, certain of these options may not have vested. See Proposal No. 5 regarding all said options.

     (3) These represent stock options that are immediately exercisable, provided however, all Management and Director options are subject to Shareholder approval.

     (4)  Standing for re-election for Director.

     (5) Includes 80,000 shares underlying stock options, which are immediately exercisable, and 128,000 shares held in a trust controlled by Mr. Gaines. These do not include an aggregate of 9,000 shares held by Mr. Gaines as trustee to four minor children and for which Mr. Gaines disclaims any beneficial ownership.

     (6) Mr. Pollock owns 1,000 shares outright. Mr. Johnson owns 7,000 shares outright.

     (7) Includes 100,000 shares underlying options, which are immediately exercisable. Mr. Jenkins resigned in March 2000.

     (8)  Mr. Hall owns 102,472 shares outright.

     (9) Includes 10,000 shares underlying options, which are immediately exercisable, and 1,610 owned by Mr. McLarty's wife.

     (10) These include (i) 21,619 shares owned by Mr. Taylor's wife, and (ii) 220,000 shares underlying stock options, which are immediately exercisable. Mr. Taylor's address is 265 Harper Road, Dry Fork, VA 24549.

     (11) These shares were issued to WorldCom by converting debt into 3,050,000 shares at $8.375 per share on January 13, 2000. WorldCom's address is 515 East Amite St., Jackson, MS 39201.


                                PROPOSAL NO. 1:
TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS
        OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

DIRECTORS

The following is a list of the persons nominated to be members of our Board of Directors, their respective ages, the year in which each was elected a Director and, where applicable, the office held by the Director. Each Director elected will hold office until the next Annual Meeting of Shareholders, which is expected to be held in May 2001, or until their respective successors have been duly elected and qualified. In the election, the four persons who receive the highest number of votes actually cast will be elected. The proxies named in the Proxy Card intend to vote for the election of the nominees unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the Proxy Card, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the Proxies may vote for another person designated by our Board of Directors (the "Board") or the Board may reduce the number of Directors. We have no reason to believe that any nominee will be unable or refuse to serve.

                              NAME                                        AGE            SERVED AS A DIRECTOR SINCE
Billy V. Ray, Jr.
    Chief Executive Officer and Chairman of the Board of Directors         42                       1999

Edwin D. Johnson
     President and Chief Financial Officer                                 43                       2000

C. Frank Swartz                                                            61                       1998

Alec McLarty                                                               49                       1999

All Directors are elected annually at our Annual Meeting of the Shareholders and hold office following election until their successors are elected and qualified. Once elected, the newly elected Directors will determine who will serve as members of our Audit Committee, Compensation Committee, and Nominating Committee. Other than Mr. Ray and Mr. Johnson, each of the proposed nominees are deemed to be "Non-Affiliate Directors". Any member of our Board of Directors who is (i) not an employee of us or any subsidiary, and (ii) does not beneficially own, within the meaning of Rule 13d-2 of the Securities Exchange Act of 1934, as amended, more than five percent (5%) of any class of our outstanding capital stock is deemed to be a "Non-Affiliate Director" ("Non-Affiliate Director").

The biographies of the persons nominated as Directors are as follows:

BILLY V. RAY, JR. has served as our Chief Executive Officer since December 1, 1998. From December 1, 1998 to May 2000, Mr. Ray also served as our President. Mr. Ray has served as a Director since March 5, 1999 and was elected as Chairman of the Board of Directors on May 12, 2000. Mr. Ray also served as acting Chief Financial Officer from November 30, 1998 to February 2000. From October 1, 1998 to November 30, 1998, Mr. Ray was our Executive Vice President of Mergers and Acquisitions and Treasurer. From May 1998 to October 1998 and from January 1997 to June 1997, Mr. Ray served as a consultant to us. Mr. Ray served as our Chief Financial Officer from June 1997 to April 1998. From December 1995 to January 1997 and from April 1997 to July 1997, Mr. Ray was the President of Ten-Ray Utility Construction, Inc., a utility construction company. During a part of that period, he also served as a consultant to Alcatel, a maker of intelligent highway systems. From September 1994 to November 1995, Mr. Ray was the Controller of Tri-Duct, a utility construction company, and served as a consultant to Tri-Duct from November 1995 to March 1996. From March 1994 to September 1994, Mr. Ray was the staff manager at Mastec, Inc. a utility construction company and he was assistant to the president at Burnup & Sims, a utility construction company, from January 1993 to March 1994.

EDWIN D. JOHNSON joined the Company in May 2000 and serves as President, Chief Financial Officer and a Director. From November 1998 to April 2000, Mr. Johnson served as Executive Vice President and Chief Financial Officer of Mortgage.com, an on-line banking and lending company. From March 1996 to June 1998, Mr. Johnson served as Chief Financial Officer of MasTec, Inc., a telecommunications infrastructure company. From January 1995 to March 1996, Mr. Johnson was a private real estate consultant. From October 1984 to January 1995, Mr. Johnson was worldwide Chief Financial Officer of Attwoods, plc, an international waste services company.

C. FRANK SWARTZ has served as one of our Directors since August 1998 and as Chairman of the Board from November 30, 1998 to May 2000. Mr. Swartz has been retired since November 1994. For the five years prior to November 1994, Mr. Swartz was employed by GTE as the Director of Internal Support, based in Caracas, Venezuela.

ALEC MCLARTY is the founder of Clarion Resources Communications Corporation ("Clarion") and has served as the Chairman and Chief Executive Officer of Clarion since January 1996. Clarion is a multi-faceted company in the domestic and international telecommunications industry providing services ranging from research and development to international long distance services. In 1987, Mr. McLarty founded Resurgens West, a telecommunications company and served as its President until January 1996.

There is no linkage between the resignation of three of our Directors as at the following dates: Robert Young, May 1999; Thomas Davidson, January 2000; Jonathan Bratt, February 2000.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Our Board of Directors met fourteen times during the fiscal year ended October 31, 1998 and, during that time, never acted by unanimous written consent. Our Board of Directors met twenty times during the fiscal year ended October 31, 1999 and, during that time, never acted by unanimous written consent.

Our Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

The Audit Committee reviews the scope of the accountants' engagement, including the remuneration to be paid, and reviews the independence of the accountants. The Audit Committee, with the assistance of our Chief Financial Officer and other appropriate personnel, reviews our annual financial statements and the independent auditor's report, including significant reporting and operational issues, corporate policies and procedures as they relate to accounting and financial reporting and financial controls, litigation in which we are a party and use by our Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct our legal counsel or independent accountants to inquire into and report to it on any matter having to do with our accounting or financial procedures or reporting. The Audit Committee held two meetings during the fiscal year ended October 31, 1998 and three meetings during the fiscal year ended October 31, 1999. During fiscal year 1998, the members of the Audit Committee consisted of C. Frank Swartz, who also served as its Chairman, and Thomas Davidson. During fiscal year

1999, the members of the Audit Committee consisted of C. Frank Swartz, who also served as its Chairman, Billy V. Ray, Jr. and Alec McLarty.

The Compensation Committee is responsible for setting and approving the salaries, bonuses and other compensation for the Company's Executive Officers, establishing compensation programs and determining the amounts and conditions of all grants of awards under our Stock Option Plan, as amended (the "Plan"), and grants of awards outside of the Plan. The Compensation Committee held two meetings during the fiscal year ended October 31, 1998 and three meetings during the fiscal year ended October 31, 1999. During the fiscal year ended October 31, 1998, the Compensation Committee consisted of Thomas Davidson, who served as its Chairman, C. Frank Swartz, and Gideon D. Taylor, who subsequently resigned as one of our Directors on March 9, 1999. During the fiscal year ended October 31, 1999, the Compensation Committee consisted of C. Frank Swartz, who also served as its Chairman, Billy V. Ray, Jr. and Alec McLarty.

The Nominating Committee is responsible for selecting those individuals who will stand for election to our Board of Directors. The Nominating Committee will consider all reasonable comments from Shareholders regarding proposed nominees for Directors, as well as nominations for Board members recommended by Shareholders. To date, the Nominating Committee has no formal procedures for submitting comments or recommendations and has accepted both written and oral comments, as well as names of proposed nominees prior to the filing of a definitive proxy statement. Typically, once a recommendation has been received, the Committee will undertake due diligence, will discuss the comments on the proposed nominee with the Shareholder submitting such proposal and, if applicable, will meet with the proposed nominee before making a final determination as to whether to recommend the proposed individual as a nominee to the entire Board of Directors to stand for election to the Board of Directors. The Nominating Committee held one meeting during the fiscal year ended October 31, 1998 and two meetings during the fiscal year ended October 31, 1999. During the fiscal year ended October 31, 1998, the Nominating Committee consisted of Frazier L. Gaines, who served as its Chairman, and C. Frank Swartz. During the fiscal year ended October 31, 1999, the Nominating Committee consisted of C. Frank Swartz, who served as its Chairman, Billy V. Ray, Jr. and Alec McLarty.

With the exception of Gerald Pye, no Director attended fewer than 75% of the meetings of the Board of Directors or any committee on which said Director served during the fiscal years ended October 31, 1998 and October 31, 1999.

COMPENSATION OF DIRECTORS

Non-Affiliate Directors are currently paid $12,000 annually plus $750 for each committee meeting attended and are reimbursed for expenses associated with Board responsibilities. In addition, pursuant to the Plan, Non-Affiliate Directors currently receive one-time automatic grants of options to purchase 5,000 shares of Common Stock as of the date such Non-Affiliate Director was initially elected or appointed, at an exercise price equal to the fair market value at the date of grant. In April 1998, we granted an option to purchase 10,000 shares of Common Stock to all Directors, which grants were outside the Plan. Employee Directors receive no additional fees or remuneration for acting in their capacity as one of our Directors.

On May 7, 1999 and as ratified on May 12, 2000, our Board of Directors voted to increase the annual fees paid and to make additional grants of options under the Plan (which grants to Directors under the Plan are subject to Shareholder approval) to Non-Affiliate Directors, effective immediately upon the adjournment of the 2000 Annual Meeting of Shareholders, as follows:

                                                                                         NUMBER OF OPTIONS
                       POSITION                                   FEES                       (ANNUALLY)
-----------------------------------------------------------------------------------------------------------
Chairman of the Board                                       $2,500 per month                   15,000

Board Member (other than Chairman of the Board)             $1,750 per month                   10,000

Audit Committee Chairman                                    $1,000 per meeting                  2,000

Audit Committee Member                                      $  750 per meeting                  1,000

Compensation Committee Chairman                             $1,000 per meeting                  2,000

Compensation Committee Member                               $  750 per meeting                  1,000

Nominating Committee Chairman                               $1,000 per meeting                  2,000

Nominating Committee Member                                 $  750 per meeting                  1,000

The fees described above will be paid on a monthly basis; provided that, such Non-Affiliate Director attends at least 65% of properly noticed meetings. Any adjustments to such fee payments shall be done on a quarterly basis. See also Proposal No. 4(B) for a description of the stock options to be granted to Non-Affiliate Directors described above.

During fiscal 1998 and fiscal 1999, the following options were granted to our Directors (certain of whom no longer serve in that capacity and will not stand for re-election). The initial terms of these option grants are summarized below.

                                                                           FAIR MARKET VALUE          DATE
                                        NUMBER            INITIAL          AT DATE OF INITIAL      OF INITIAL    EXPIRATION
           DIRECTOR                   OF  SHARES        GRANT PRICE**            GRANT(1)            GRANT         DATE(2)
  Billy V. Ray, Jr.(13)               110,000(3)          $   5.75               $   5.75           12/31/98        7/3/04
                                       50,000(3)          $  6.375               $  6.375             5/7/99        5/7/03
                                      100,000(3)          $  4.375               $  4.375            2/21/00       2/21/05

  Jonathan A. Bratt(10)                10,000(3)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(3)          $11.9375               $ 7.9375            4/24/98        7/3/04


  Thomas M. Davidson(11)               20,000(3)          $11.9375               $  7.625            8/18/98        7/3/04
                                       10,000(3)          $   6.25               $   6.25             5/7/99        5/8/01

  John D. Foster(5)                    10,000(3)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(3)          $11.9375               $ 7.9375            4/24/98        7/3/04

  Frazier L. Gaines(9)                 10,000(4)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(4)          $11.9375               $ 7.9375            4/24/98        7/3/04
                                       80,000(4)          $  14.00               $  14.00             7/8/98      12/31/00
                                      100,000(4)          $   6.00               $11.1875            3/10/97      12/31/00

  Robert C. Nelles(6)                  10,000(4)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(4)          $11.9375               $ 7.9375            4/24/98        7/3/04
                                       15,000(4)          $   5.34               $   8.50            2/19/98       9/19/05

  Richard J. Sandulli(7)               10,000(3)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(3)          $11.9375               $ 7.9375            4/24/98        7/3/04

  C. Frank Swartz(13)                  20,000(3)          $11.9375               $  7.625            8/18/98        7/3/04
                                       10,000(3)          $   6.75               $   6.75             6/9/99        6/9/02

  Gideon D. Taylor(8)                  10,000(4)          $   6.20               $   7.75            4/24/98        7/3/04
                                       20,000(4)          $11.9375               $ 7.9375            4/24/98        7/3/04
                                      120,000(4)          $  14.00               $  14.00             7/8/98      12/31/00
                                       70,000(4)          $   6.00               $11.1875            3/10/97      12/31/00

  Robert H. Young(12)                  10,000(3)          $   6.25               $   6.25             5/7/99        5/8/01

  Alec McLarty(13)                     10,000(3)          $   8.75               $   8.75            7/29/99       7/29/02


     ** All grants to Directors and Officers are subject to shareholder approval.

     (1) On December 31, 1998, in an effort to clear up a large number of ambiguities in the minutes of the Board of Directors' meetings, and in order to maintain compliance with various debtor documents, as well as to keep us in substantial compliance with certain rules of the SEC and The Nasdaq Stock Market, Inc. ("Nasdaq"), our Board of Directors rescinded all of the above option grants, with the exception of the grant to Mr. Nelles for 15,000 shares, and reissued new options in the amounts set forth above at the calculated fair market value per share on December 31, 1998, which was $5.75.

     (2) The initial expiration dates ranged from July 8, 2000 to April 24, 2005, prior to the reissuances.

     (3)  Issued outside our 1995 Stock Option Plan.

     (4) Non-qualified stock options granted pursuant to our 1995 Stock Option Plan.

     (5)  Mr. Foster resigned from our Board of Directors on June 5, 1998.

     (6)  Mr. Nelles resigned from our Board of Directors on May 5, 1998

     (7)  Mr. Sandulli resigned from our Board of Directors on August 25, 1998.

     (8)  Mr. Taylor resigned from our Board of Directors on March 9, 1999.

     (9) Mr. Gaines resigned from our Board of Directors on March 16, 1999, but continues to be President of our subsidiary Able Telcom
          International.

     (10) Mr. Davidson resigned from our Board of Directors in January 2000.

     (11) Mr. Bratt resigned from our Board of Directors in February 2000.

     (12) Mr. Young resigned from our Board of Directors in May 1999.

     (13) Mr. Ray, Mr. Swartz and Mr. McLarty are standing for re-election for our Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) ("Section 16") of the Securities Exchange Act of 1934, as amended, requires our Executive Officers, Directors and 10% shareholders to file reports regarding initial ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. Executive Officers, Directors and 10% shareholders are required by SEC regulations to furnish us with copies of all
Section 16 forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our Executive Officers, Directors and 10% shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities,
(ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership (all of which, for fiscal year ended October 31, 1999, were inadvertently filed late for each Section 16 individual required to file such Form 5).

It is our general counsel's intent to oversee the timely filing of the Section 16 forms.

All Section 16 forms appear to have been filed in a timely manner other than as to the following individuals who were delinquent in filing certain forms or failed to file certain forms during the fiscal years ended October 31, 1998 and October 31, 1999:


 NAME OF INDIVIDUAL               POSITION                               DELINQUENCY OR FAILURE
---------------------------------------------------------------------------------------------------------------------
Billy V. Ray, Jr.          Chief Executive Officer and              Form 4's which should have been filed for the
                           Chairman of the Board of Directors       months of November 1997, July 1998 and August 1998
                                                                    were filed through a Form 5 for October 1998. The
                                                                    Form 5, however, was not filed timely pursuant
                                                                    Section 16.
                                                                    Form 5 for the fiscal year ended October 31, 1999,
                                                                    should have been filed by December 15, 1999, but
                                                                    was not filed until January 21, 2000.

Frazier L. Gaines          Former Chief Executive Officer and       A Form 4 for the month of September was not filed
                           President - Able Telcom International    in a timely manner pursuant to Section 16. Form 4s
                                                                    which should have been filed for the months of April
                                                                    and July 1998 were filed through a Form 5 for
                                                                    October 1998. However, the Form 5 was not filed
                                                                    timely pursuant to Section 16. Form 5 for the fiscal
                                                                    year ended October 31, 1999, should have been
                                                                    filed December 15, 1999, but was not filed until
                                                                    January 21, 2000.

James E. Brands            Senior Executive Vice President          Form 5 for the fiscal year ended October 31, 1999,
                                                                    should have been filed by December 15, 1999, but
                                                                    was not filed until January 21, 2000.


G. Vance Cartee            Vice President of Business Development   Form 5 for the fiscal year ended October 31, 1999,
                                                                    should have been filed by December 15, 1999, but
                                                                    was not filed until January 21, 2000.


Edward Z. Pollock          Counsel                                  Form 5 for the fiscal year ended October 31, 1999,
                                                                    should have been filed by December 15, 1999, but
                                                                    was not filed until January 21, 2000.



Stacy Jenkins              Former President - Adesta                Form 5 for the fiscal year ended October 31, 1999, should
                                                                    have filed by December 15, 1999, but was not filed
                                                                    until January 21, 2000.
                           Communications

Richard A. Boyle           President - Patton Management Corp.      A Form 3 which should have been filed no later
                                                                    than April 10, 1998 was filed through a Form 5 in
                                                                    October 1998. However, the Form 5 was not filed
                                                                    timely pursuant to Section 16. Form 5 for the fiscal year
                                                                    ended October 31, 1999, should have filed by
                                                                    December 15, 1999, but was not filed until
                                                                    January 21, 2000.


C. Frank Swartz            Director                                 A Form 4 which should have been filed in August 1998 was
                                                                    filed through a Form 5 for October 1998. However,
                                                                    the Form 5 was not filed timely pursuant to Section 16.
                                                                    Form 5 for the fiscal year ended October 31, 1999, should
                                                                    have filed by December 15, 1999, but was not filed
                                                                    until January 21, 2000.


Alec McLarty               Director                                 Form 4 for the month of May, 1999 was filed on Form 5 for
                                                                    fiscal year 1999.
                                                                    Form 5 for the fiscal year ended October 31, 1999, should
                                                                    have filed by December 15, 1999, but was not filed
                                                                    until January 27, 2000.


Gerald Pye                 Director                                 Form 5 for the fiscal year ended October 31,
                                                                    1999 has not yet been filed.

Jonathan A. Bratt(1)       Director                                 A Form 4 which should have been filed for the month of April
                                                                    1998 was filed through a Form 5 in October 1998. The
                                                                    Form 5, however, was not filed timely pursuant to Section 16.
                                                                    Form 5 for the fiscal year ended October 31, 1999, should
                                                                    have been filed by December 15, 1999, but was not filed
                                                                    until January 24, 2000.


Thomas M. Davidson(2)      Director                                 A Form 4 which should have been filed in August 1998, was
                                                                    filed through a Form 5 for October 1998. However,
                                                                    the Form 5 was not filed timely pursuant to Section 16.
                                                                    Form 5 for the fiscal year ended October 31, 1999, should have been filed by December 15, 1999, but was not filed until
                                                                    January 24, 2000.

--------------------------

         (1) Mr. Bratt resigned from our Board of Directors in February 2000.

         (2) Mr. Davidson resigned from our Board of Directors in January 2000.

EXECUTIVE OFFICERS

Biographical information concerning our Executive Officers is presented below.

      OFFICER'S NAME                 AGE       OFFICE
      ---------------------------------------------------------------------------------------------------------
      Billy V. Ray, Jr.               42       Chief Executive Officer and Chairman of the Board of Directors

      Edwin D. Johnson                43       President and Chief Financial Officer

      Frazier L. Gaines               60       Former Chief Executive Officer, now President - Able Telcom
                                               International

      Charles C. Maynard              56       Chief Operating Officer

      James E. Brands                 62       Senior Executive Vice President

      Thomas Montgomery               49       Executive Vice President of Finance

      G. Vance Cartee                 57       Vice President of Business Development

      Michael Brenner                 52       General Counsel and Executive Vice President

      Edward Z. Pollock               61       Counsel

      Stacy Jenkins                   43       Former President - Adesta Communications

      Bob Sommerfeld                  50       President - Adesta Communications

      Philip A. Kernan, Jr.           49       President - Adesta Transportation

      J. Barry Hall                   50       President - Transportation Safety Contractors, Inc.

      Richard A. Boyle                46       President - Patton Management Corp.

For a biography of Billy V. Ray, Jr., and of Edwin D. Johnson, see "Directors".

FRAZIER L. GAINES was one of our Directors from August 1992 through March 19, 1999 and has served as President of Able Telcom International, Inc., one of our wholly owned subsidiaries, since June 1994. Mr. Gaines served as our Interim President and Chief Executive Officer from March 1998 to November 1998. From 1992 to 1994, Mr. Gaines was our Chief Operating Officer. From 1987 to 1992, Mr. Gaines was Vice President of Judycom, Inc. and Judycom Construction Corporation, both of which were located in Lexington, Kentucky and engaged in fiber optic installation.

CHARLES C. MAYNARD was named Chief Operating Officer of the Company in February 2000. From July 1999 to January 2000, Mr. Maynard was an independent consultant. From July 1997 to June 1999, Mr. Maynard served as the Chief Executive Officer of International Satellite Group (INSAT), a satellite telephone sales and rental company. From October 1996 to June 1997, Mr. Maynard was an independent consultant. From October 1992 to September 1996, Mr. Maynard served as the Managing Director, U.S. Business Development, of TeleDiffusion de France (TDF), a division of French Telecom, which was established to develop an international messaging network for the worldwide logistic industry.

JAMES E. BRANDS has served as our Senior Executive Vice President since March 1999. From November 1997 to March 1999, Mr. Brands was the CFO of Wilson Pest Control, Inc., a pest control services company. From July 1997 to November 1997. Mr. Brands served as the Executive Vice President and a Director of KBAS, Inc., an employee leasing company and from February 1997 to July 1997, he was the CFO of Arrow Exterminators, which provides pest control services. From January 1993 to March 1995, Mr. Brands served as Chairman, CEO and a Director of Marquest Medical Products, Inc. (NASDAQ:MMPI), which manufactures disposable products for respiratory, pulmonary and related medical segments and also served as Vice Chairman, CFO and a director of Scherer Healthcare, Inc. (Nasdaq:SCHR), which was involved in disposable medical products, pharmaceutical development and medical waste management. From January 1985 to February 1995, Mr. Brands was the Executive Vice President and a director of RPS Investments, Inc., a private investment company involved in real estate, manufacturing and services companies, and which was a control entity of Sherer Healthcare, Inc. Since
1981, Mr. Brands has been the owner of Brands & Co., which provides financial and business consulting services.

THOMAS MONTGOMERY was named Executive Vice President of Finance of the Company in February 2000. From January 1991 to January 2000, Mr. Montgomery served as the President and Chief Executive Officer of the TRG Group, Inc., a holding company that provided a variety of financial services to both public and private clients.

G. VANCE CARTEE became the Vice President of Business Development March 1, 2000. Mr. Cartee served as the President of Adesta Transportation, Inc., formerly MFS Transportation Systems, from January 1999 to February 2000. From June 1998 to December 1998, Mr. Cartee served as a telecommunications consultant, including performing consulting services for us. From January 1996 to June 1998, Mr. Cartee was a business unit director for Loral/Lockheed Martin Corp. From March 1993 to January 1996, Mr. Cartee was Vice President and General Manager of Alcatel Contracting, N.A.

MICHAEL BRENNER joined the Company in May 2000 and serves as General Counsel and Executive Vice President. From November 1998 to April 2000, Mr. Brenner served as General Counsel to Mortgage.com, an on-line mortgage and lending company. From July 1995 to November 1998, Mr. Brenner served as deputy city attorney for West Palm Beach, Florida.

EDWARD Z. POLLOCK has been our General Counsel since November 1998. From 1963 to 1998, Mr. Pollock was a sole practitioner at the law firm of Edward Z. Pollock.

BOB SOMMERFELD was named President of Adesta Communications, Inc. in April 2000. From August 1998 to April 2000, Mr. Sommerfeld served as Vice President of Business Development for Adesta Communications, Inc., formerly MFS Network Technologies, Inc. ("MFSNT"). Prior to our purchase, Mr. Sommerfeld served MFSNT as project manager since its inception in 1988, which was formed as a subsidiary of Peter Kiewit Sons', Inc.

PHILIP A. KERNAN, JR. joined the company in February 2000 as President of Adesta Transportation, Inc. From July 1997 to June 1999, Mr. Kernan served as President and Chief Financial Officer of Skysite Communications, Inc, a satellite communications company. From January 1994 to June 1997, Mr. Kernan served as Vice President of David Werner International, an executive placement firm.

J. BARRY HALL serves as President of Transportation Safety Contractors, Inc. ("TSCI"). From October 1996 to October 1999, Mr. Hall served both as President of TSCI and Georgia Electric Company. From 1990 to October 1996, Mr. Hall was Vice President of Georgia Electric Company.

RICHARD A. BOYLE has been the President of Patton Management Corp., one of our subsidiaries since March 1996. From May 1991 to March 1996, Mr. Boyle was Vice President and General Manager of Wright & Lopez, Inc., a telecommunications contractor. From January 1990 to May 1991, Mr. Boyle was Vice President and General Manager of Pressure Concrete Construction Company, a division of South Eastern Public Services Co.

The Chief Executive Officer is elected by and serves at the discretion of our Board of Directors. All other executive officers are appointed by the Chief Executive Officer.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) those persons serving as our Chief Executive Officer during the 1999 fiscal year, (ii) the other four of our most highly compensated Executive Officers who were serving as such at October 31, 1999, and (iii) up to two additional individuals who had served as one of our Executive Officers during the 1999 fiscal year but who were not Executive Officers at October 31, 1999, except that persons referred to in clauses (ii) and (iii) above generally are not included in the table if they received total annual salary and bonus of $100,000 or less for the 1999 fiscal year end. The persons named in this table shall be collectively referred to as the "Named Executive Officers".


                           SUMMARY COMPENSATION TABLE
           FOR THE FISCAL YEARS ENDED OCTOBER 31, 1999, 1998 AND 1997

                                                                                           Long Term
                                                                                          Compensation
                                                                  Annual  Compensation       Awards

                                                                              Other        Securities
                                                                             Annual        Underlying      All other
               Name and                                                      Compen-      Options(6)/       Compen-
          Principal Position              Year     Salary($)    Bonus($)   sation ($)       SARs (#)       sation ($)

Billy V. Ray, Jr.(1)                      1999      203,792     200,000       24,000               --            --
Chief Executive Officer and               1998       48,462      40,000           --           35,000       110,818
Chairman of the Board of Directors        1997       34,615          --           --               --        56,961


Frazier L. Gaines(2)                      1999      201,138          --        2,500               --            --
Former Chief Executive Officer and        1998      153,986          --           --          210,000         4,609
President- Able Telcom International      1997      110,000          --           --            5,000     1,024,375


Stacy Jenkins (4)                         1999      207,304      55,000        4,000               --            --
Former President of
Adesta Communications

Michael Arp (3)                           1999      149,565      30,000       24,000           28,500            --
Former Acting President -
GEC and TSCI


J. Barry Hall (5)                         1999     240,000      150,000          --            --               --
President - TSCI                          1998     209,173       75,000          --        27,500           33,906
                                          1997     161,538           --          --            --               --


Richard Boyle (7)                         1999     159,000       70,000      19,200        65,000               --
President - Patton Management Corp.

         (1) Mr. Ray has served as our Chief Executive Officer since December 1, 1998. From December 1, 1998 to May 2000, Mr. Ray also served as President. Prior to that date he had served as our Chief Financial Officer and as Vice President. For 1999, other compensation includes auto allowance of $6,000 and housing allowance of $18,000. In 1998, other compensation included consulting fees in the amount of $92,099, an automobile allowance of $5,400, a housing allowance of $12,600 and health insurance premiums paid on Mr. Ray's behalf of $719. In 1997, other annual compensation includes compensation for consulting services rendered prior to Mr. Ray's appointment in June 1997, as our Chief Financial Officer, and a travel and housing allowance.

         (2) Mr. Gaines served as our President and Chief Executive Officer from March 1998 through November 30, 1998. Prior thereto, Mr. Gaines was President of Able Telcom International, Inc. (a position which he continues to hold). For 1999, other compensation includes an auto allowance of $2,500. For 1998, other compensation includes an automobile allowance of $4,500 and health insurance premiums paid by us on Mr. Gaines behalf in the amount of $109. For 1997, other compensation consists of an automobile allowance, a housing allowance and an amount of $991,375, which represents the difference between the price paid by Mr. Gaines upon the exercise of certain stock options and the fair market value of the underlying Common Stock on the date of exercise.

         (3) Mr. Arp is no longer employed by us but will receive severance pay in the amount of 15,000 monthly through December 2000. Mr. Arp joined us in January 1999. In 1999, Mr. Arp's other compensation included a $1,500 monthly housing allowance and a $5,000 auto allowance. Mr. Arp served as Acting President of Georgia Electric Company and Transportation Safety Contractors, Inc. from November 1999 to March 2000.

         (4) Mr. Jenkins' other compensation includes $4,000 for automobile allowance. Mr. Jenkins resigned from the Company in March 2000.

         (5) In 1998, other compensation includes a housing allowance of $24,000, an automobile allowance of $7,800 and contributions to our 401K plan.

         (6) Includes options that have not yet been approved by shareholders.

         (7) Mr. Boyle's other compensation includes a housing allowance of $14,400 plus an automobile allowance of $4,800.

THE ABLE TELCOM HOLDING CORP. 1995 STOCK OPTION PLAN, AS AMENDED

We adopted the 1995 Stock Option Plan (the "Plan") pursuant to which 550,000 shares of Common Stock were originally authorized for issuance. In April 1998, our shareholders approved amending the Plan to increase the number of shares outstanding under the Plan to 1,300,000. We intend to amend our registration statement on Form S-8 to register the additional 750,000 shares of Common Stock reserved for issuance under the Plan.

We may grant stock options (both Non-Qualified Stock Options and Incentive Stock Options, as defined in the Plan) and restricted stock under the Plan to Non-Affiliate Directors (as defined in the Plan), key employees, advisors and consultants (the "Participants"). The Plan also provides for the automatic grant to Non-Affiliate Directors, at such time as an individual becomes one of our Non-Affiliate Directors, of Non-Qualified Stock Options to purchase 5,000 shares of Common Stock at an exercise price per share equal to 100% of the fair market value of the shares on the date of grant.

With respect to the grant of awards under the Plan to persons other than Non-Affiliate Directors, the Board of Directors, or a committee appointed by our Board of Directors (in either case, the "Plan Administrators"), will determine persons to be granted stock options and restricted stock, the amount of stock to be optioned or granted to each such person, and the terms and conditions of any stock options and restricted stock. Both Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Stock Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Stock Option granted to a Participant who owns more than 10% of our total combined voting stock or any parent or subsidiary of us, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted. A Non-Qualified Stock Option granted under the Plan (i.e., an option to purchase the Common Stock that does not meet the Code's requirements for Incentive Options) shall be as determined by the Plan Administrators.

Subject to the terms of the Plan, the Plan Administrators may award shares of restricted stock to the Participants. Generally, a restricted stock award will not require the payment of any option price by the Participant but will call for the transfer of shares to the Participant subject to forfeiture, without payment of any consideration by us; if the Participant's employment terminates during a "restricted" period (which must be at least six months) specified in the award of the restricted stock.

Amendments to the Plan have been submitted for Shareholder approval to (i) increase the number of shares of Common Stock which may be issued pursuant to awards granted from 1,300,000 to 5,500,000, (ii) increase the number of options granted to Non-Affiliate Directors from 5,000 (initially) to 10,000 (in some cases the amount may exceed 10,000, see "Compensation for Directors"), (iii) grant additional options, on an annual basis, to Non-Affiliate Directors who serve as Chairman of our Board; and as Chairman and/or as a member of a Board committee, and (iv) extend the exercise period of the date of grants to Non-Affiliate Directors to the earlier of (A) September 19, 2005, or (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity. The proposed amendments and the features of the Stock Option Plan are described in more detail under "Proposal No. 4--Amendments to the Stock Option Plan" elsewhere in this Proxy Statement.

STOCK OPTIONS GRANTED OUTSIDE THE PLAN DURING FISCAL YEARS 1998 AND 1999

OPTION GRANTS TO EXECUTIVE OFFICERS THROUGH MAY 11, 2000

During the fiscal year ended October 31, 1998, we issued options to purchase an aggregate of 892,000 shares of Common Stock to employees, our Officers and Directors and our subsidiaries at exercise prices ranging from $6.20 to $14.00 per share. On December 31, 1998, all of these options were rescinded. Immediately thereafter, the same number of options were issued on December 31, 1998 at an exercise price of $5.75, which was the average of the ten-day closing market price for our Common Stock for the period from December 16-December 30, 1998. The expiration for the exercise period for these options range from December 31, 2000 to April 24, 2005. Of the 892,000 options granted in the fiscal year ended October 31, 1998, all were immediately vested as of December 31, 1998. During fiscal year 1999, we issued options to purchase an aggregate of approximately 1.8 million shares of common stock to employees, consultants and certain individuals who will be participating in an advisory capacity. The expiration and vesting schedules vary from immediate to June 30, 2004. No options were issued at less than market value. ALL OPTIONS ISSUED OUTSIDE THE PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL as described in more detail under "Proposal No. 5--Ratifying and Approving Stock Options Granted to Certain Officers and Directors" elsewhere in this Proxy Statement.

ADDITIONAL OPTION GRANTS THROUGH MAY 11, 2000

The following table shows all additional grants during the fiscal year ended October 31, 1999 and through May 11, 2000 of stock options to the Named Executive Officers, as well as certain other executive officers.


                                                                          FAIR MARKET
                                                                            VALUE AT
OFFICER                                         NUMBER OF     INITIAL       DATE OF      DATE OF   EXPIRATION
                                                SHARES(1)   GRANT PRICE     INITIAL      INITIAL      DATE
                                                                             GRANT        GRANT
-------------------------------------------------------------------------------------------------------------
Edwin Johnson
     President, Chief Financial Officer and      150,000      $2.44        $2.44         5/8/00       5/3/10
     a Director

Charles Maynard (2)
     Chief Operations Officer                    200,000      $6.00        $6.00        2/21/00      2/21/05

James E. Brands
     Senior Executive Vice President             100,000      $6.375       $6.375        4/5/00      6/21/03

Thomas Montgomery (2)


     Executive Vice President of Finance         200,000      $6.00        $6.00     2/21/00       5/21/05

G. Vance Cartee
     Vice President of Business Development      100,000      $5.75        $5.75    12/31/99        7/6/02


Michael Brenner                                  100,000      $2.68        $2.68      5/3/00        5/3/10
     General Counsel and Executive
     Vice President

Edward Pollock
     Counsel                                      65,000      $5.75        $5.74    12/31/99      13/31/04

Michael Summers
     Chief Accounting Officer                     40,000      $7.63        $7.63     5/30/99       5/30/04

Philip Kernan (2)
     President - Adesta Transportation           125,000      $6.00        $6.00     2/21/00       2/21/05

         (1) All of the specified options granted to officers and directors are subject to shareholder approval as described in more detail under "Proposal No. 5 - Ratifying and Approving Stock Options Granted to Certain Officers and Directors" elsewhere in this Proxy Statement.

         (2) The exercise price increases annually to a top price of $9.50 per share on the second anniversary.

OPTION EXERCISES AND PERIOD-END VALUES

As at May 11, 2000, there are no "in-the-money" options.

EMPLOYMENT, CONSULTING AND CHANGE OF CONTROL AGREEMENTS AND ARRANGEMENTS

BILLY V. RAY, JR., Chief Executive Officer and Chairman of the Board of Directors, is party to an employment agreement, dated February 21, 2000 with us (the "Ray Employment Agreement"). The Ray Employment Agreement terminates on February 20, 2003, and provides that Mr. Ray is to be paid a salary of $350,000 per year, plus a housing allowance of $1,500 per month and an automobile allowance of $500 per month, as well as health insurance and other benefits. The Ray Employment Agreement may be extended from year to year thereafter. The Ray Employment Agreement also contains a covenant by Mr. Ray not to compete with us for a period of three years following termination of his employment. The Ray Employment Agreement also provides that if Mr. Ray's employment is terminated with cause, Mr. Ray will be entitled to 90 days prior notice. However, should Mr. Ray's employment be terminated without cause, Mr. Ray will be paid out the full remainder of his contract without any rights of mitigation. In addition, the Ray Employment Agreement provides for the grant of options to purchase 100,000 shares of Common Stock on February 21, 2000, as approved by our Board of Directors, which were fully vested upon grant, subject to shareholder approval.

EDWIN D. JOHNSON, President and Chief Financial Officer is a party to an employment agreement, dated May 8, 2000 with us (the "Johnson Employment Agreement"). The Johnson Employment Agreement terminates on May 7, 2003 and provides that Mr. Johnson is to be paid a salary of $300,000 per year, plus health and life insurance benefits for the term of the agreement. The Johnson Employment Agreement also provides for a minimum bonus of $150,000 annually, an automobile provided by us and stock options for 150,000 shares which were fully vested upon grant and are exercisable at $2.44 per share, fair market value at date of grant. These options expire on May 7, 2010 and are subject to shareholder approval. Mr. Johnson will be paid out the full remainder of his contract without any rights of mitigation.

FRAZIER L. GAINES, President of Able Telcom International, Inc., is party to an employment agreement, dated November 12, 1998 with us (the "Gaines Employment Agreement"). The Gaines Employment Agreement terminates on November 11, 2001, may be extended for one additional year, allows for a consulting agreement to be signed at the end of the initial three year term, and provides that Mr. Gaines is to be paid a salary of $200,000 per year, plus health and life insurance and a monthly automobile allowance of $500. The Gaines Employment Agreement also provides that we will pay all health and life insurance benefits plus $60,000 per year for the number of years equal to Mr. Gaines' years of service and payable beginning at Mr. Gaines' termination date. The Gaines Employment Agreement also contains a covenant by Mr. Gaines not to compete with us for a period of three years following termination of his employment. The Gaines Employment Agreement also provides that if Mr. Gaines' employment is terminated with cause Mr. Gaines will be entitled to 30 days prior notice. However, should Mr. Gaines' employment be terminated without cause, Mr. Gaines will be paid one-year's severance plus regular Company health and insurance benefits. $100,000 of this amount would be payable immediately upon termination with the remainder of the $100,000 payable within 45 days from termination. In addition, the Gaines Employment Agreement provides for the grant of options to purchase 100,000 shares of Common Stock, subject to approval by our Board of Directors, which vest over a three year period, or immediately upon either a change in control or ownership of us. To date, these options have not been approved by our Board of Directors.

CHARLES C. MAYNARD, Chief Operations Officer, is a party to an employment agreement dated February 21, 2000 with us (the "Maynard Employment Agreement"). The Maynard Employment Agreement terminates on February 20, 2003 and provides that Mr. Maynard is to be paid a salary of $240,000 per year, plus insurance and other benefits. The Maynard Employment Agreement also provides that if Mr. Maynard's employment is terminated with cause, that Mr. Maynard will be entitled to 90 days prior notice. However, if Mr. Maynard`s employment is terminated without cause, Mr. Maynard will be paid out the remainder of his contract plus fringe benefits without any rights of mitigation. In addition, the Maynard Employment Agreement provides for the grant of options to purchase 200,000 shares of Common Stock, subject to approval of our Shareholders, which will vest over a two-year period at prices ranging from $6.00 to $9.50 per share.

JAMES E. BRANDS, Senior Executive Vice President, is party to a consulting and employment agreement, dated March 15, 1999 with us (the "Brands Employment Agreement"). The Brands Employment Agreement terminates on April 5, 2001, and may be extended for an additional one-year period. The Brands Employment Agreement provides that Mr. Brands was paid (i) a consulting fee of $20,000 for the period commencing March 15, 1999 and ending May 15, 1999, and (ii) a salary of (A) $5,750 for the period between April 2, 1999 to April 30, 1999, (B) $2,500 for the period between May 1, 1999 to May 31, 1999 and (C) $12,500 per month from June 1, 1999 through April 5, 2001; provided that if another executive or management employee other than a CEO is hired during the initial term of the Brands Employment Agreement at a rate of more than $12,500 per month, Mr. Brands' monthly rate shall immediately become the same as such employee. Mr. Brands is also entitled to an automobile allowance of $500 per month or at our option, we may provide Mr. Brands with a late model Lincoln Town Car and reimbursement of its operating costs, a housing allowance of $1,500 per month effective August 1, 1999 (and during April 2, 1999 to July 31, 1999, Mr. Brands will be reimbursed for actual expenses incurred), plus health and life insurance benefits. However, no housing allowance has been paid to Mr. Brands. In addition, the Brands Employment Agreement provides for the grant of options to purchase 100,000 shares of Common Stock at $6.375 per share, of which 75,000 vested as of April 5, 1999 and 25,000 will vest on June 21, 2000 (which options are subject to divestiture if Mr. Brands is not a Company employee on April 5,
2000). In the event of a change of control or ownership of us, the options will vest immediately. The exercise period terminates two years from each vesting date. Mr. Brands was granted a salary increase to $175,000 per year as of January 1, 2000.

THOMAS MONTGOMERY, Executive Vice President of Finance, is a party to an employment agreement dated February 21, 2000 with us (the "Montgomery Employment Agreement"). The Montgomery Employment Agreement terminates on February 20, 2003 and provides that Mr. Montgomery is to be paid a salary of $228,000 per year, plus insurance and other benefits. The Montgomery Employment Agreement also provides that if Mr. Montgomery's employment is terminated with cause, that Mr. Montgomery will be entitled to 90 days prior notice. However, if Mr. Montgomery`s employment is terminated without cause, Mr. Montgomery will be paid out the remainder of his contract plus fringe benefits without any rights of mitigation. In addition, the Montgomery Employment Agreement provides for the grant of options to purchase 200,000 shares of Common Stock, subject to approval of our Shareholders, which will vest over a two-year period at prices ranging from $6.00 to $9.50 per share.

G. VANCE CARTEE, President of Adesta Transportation, is party to an employment agreement, dated January 4, 1999 with us (the "Cartee Employment Agreement"). The Cartee Employment Agreement terminates on January 2, 2001, and provides that Mr. Cartee is to be paid a salary of $150,000 per year, plus insurance and other benefits. The Cartee Employment Agreement also contains a covenant by Mr. Cartee not to compete with us for a period of one-year following termination of his employment. The Cartee Employment Agreement also provides that if Mr. Cartee's employment is terminated with cause that Mr. Cartee will be entitled to 90 days prior notice. However, should Mr. Cartee's employment be terminated without cause, Mr. Cartee will be paid out the remainder of his contract, or for 180 days, whichever is greater. In addition, the Cartee Employment Agreement provides for the grant of options to purchase 40,000 shares of Common Stock, as approved by our Board of Directors, which vest on the earlier of January 1, 2000, or immediately upon either a change in control or ownership of us or at such time as Mr. Cartee's employment is terminated without cause. Effective May 7, 1999, Mr. Cartee's base salary increased to $162,000 per year and he was also granted options to purchase 25,000 shares of Common Stock at $6.375 per share, one-third of which vested as of May 7, 1999, one-third vested on May 7, 2000 and one-third vest on May 7, 2001. The exercise period for the options granted on May 7, 1999 to Mr. Cartee commences as of the date of vesting and continues through the earlier of (i) September 19, 2005 or (ii) two years from the date Mr. Cartee no longer is an employee of us. Mr. Cartee was granted a salary increase to $182,000 effective January 1, 2000. In February of 2000, Mr. Cartee left as President of Adesta Transportation to become our Vice President of Business Development.

MICHAEL BRENNER, General Counsel and Executive Vice President, is party to an employment agreement, dated May 3, 2000 with us (the "Brenner Employment Agreement"). The Brenner Employment Agreement terminates on May 2, 2003 and provides that Mr. Brenner is to be paid a salary of $200,000 per year, plus health and life insurance benefits. The Brenner Employment Agreement also calls for a minimum bonus of $50,000 annually, a non-accountable automobile allowance of $12,000 annually and stock options for 100,000 shares which vest immediately and are exercisable at $2.69 per share, fair market value at date of grant. These options expire on May 2, 2010 and are subject to shareholder approval. Mr. Brenner will be paid out the full remainder of his contract without any rights of mitigation.

EDWARD POLLOCK, Counsel, is party to an employment agreement, dated January 1, 1999 with us (the "Pollock Employment Agreement"). The Pollock Employment Agreement terminates on December 31, 2000 and provides that Mr. Pollock is to be paid an initial salary of $10,000 per month for the period from January 1, 1999 to June 30, 1999, increased to $11,000 per month for the period from July 1, 1999 to December 31, 1999, increased to $12,000 monthly for the period from January 1, 2000 to June 30, 2000, and increased to $12,500 monthly for the period from July 1, 2000 to December 31, 2000. In addition, the Pollock Employment Agreement provides an automobile allowance of $300 per month, plus health insurance and other benefits. The Pollock Employment Agreement may be extended for an additional two-year period. The Pollock Employment Agreement also contains a covenant by Mr. Pollock not to compete with us for a period of three years following termination of his employment. The Pollock Employment Agreement also provides that if Mr. Pollock's employment is terminated with cause, Mr. Pollock will be entitled to 90 days prior notice. However, should Mr. Pollock's employment be terminated without cause, Mr. Pollock will be paid out the remainder of his contract. In addition, the Pollock Employment Agreement provides for the grant of options to purchase 40,000 shares of Common Stock, as approved by our Board of Directors, which vest over a three year period (20,000 options vested on January 1, 1999, 10,000 options will vest on January 1, 2000 and 10,000 options will vest on January 2, 2001), unless there is a change in control or ownership of us. Effective May 7, 1999, Mr. Pollock's salary increased to $150,000 per year and he was granted options to purchase 25,000 shares at $6.375 per share, one-third of which vested as of May 7, 1999, one-third vested on May 7, 2000 and one-third vest on May 7, 2001. The exercise period for the options granted on May 7, 1999 to Mr. Pollock commences as of the date of vesting and continues through the earlier of (i) September 19, 2005 or
(ii) two years from the date Mr. Pollock no longer is an employee of us.

STACY JENKINS, Former President of Adesta Communications, is party to an employment agreement, dated July 16, 1998 with us (the "Jenkins Employment Agreement"). The Jenkins Employment Agreement terminates on July 15, 2001, and provides that Mr. Jenkins is to be paid a salary of $200,000 per year, an automobile allowance of $500 per month, plus health insurance and other benefits. The Jenkins Employment Agreement also contains a covenant by Mr. Jenkins not to compete with us for a period of two years following termination of his employment. The Jenkins Employment

Agreement also provides that if Mr. Jenkins' employment is terminated with cause that Mr. Jenkins will be entitled to 30 days prior notice. However, should Mr. Jenkins' employment be terminated without cause, Mr. Jenkins will be paid out the remainder of his annual salary contract rate, or for 90 days, whichever is greater. In addition, the Jenkins Employment Agreement provides for the grant of options to purchase 100,000 shares of Common Stock, as approved by our Board of Directors, which vest after one year of employment, or immediately upon either a change in control or ownership of us or if Mr. Jenkins is terminated without cause. On December 31, 1998, our Board of Directors rescinded the above grant of options and issued new options to purchase 100,000 shares at $5.75 per share through December 31, 2000 or 90 days after termination of employment, whichever is earlier. Effective May 7, 1999, Mr. Jenkins' base salary increased to $216,000 per year and he was granted options to purchase 25,000 shares of Common Stock at $6.375 per share, one-third of which vested as of May 7, 1999, one-third vested on May 7, 2000 and one-third vest on May 7, 2001. The exercise period for the options granted on May 7, 1999 to Mr. Jenkins commences as of the date of vesting and continues through the earlier of (i) September 19, 2005 or
(ii) two years from the date Mr. Jenkins no longer is an employee of us. Mr. Jenkins was granted a salary increase to $240,000 effective January 1, 2000. Mr. Jenkins resigned from the Company March 21, 2000.

PHILIP A. KERNAN, JR., President of Adesta Transportation, is a party to an employment agreement dated February 21, 2000 with us (the "Kernan Employment Agreement"). The Kernan Employment Agreement terminates on February 20, 2003 and provides that Mr. Kernan is to be paid a salary of $182,000 per year, plus insurance and other benefits. The Kernan Employment Agreement also provides that if Mr. Kernan's employment is terminated with cause, that Mr. Kernan will be entitled to 90 days prior notice. However, if Mr. Kernan`s employment is terminated without cause, Mr. Kernan will be paid out the remainder of his contract plus fringe benefits without any rights of mitigation. In addition, the Kernan Employment Agreement provides for the grant of options to purchase 125,000 shares of Common Stock, subject to approval of our Shareholders, which will vest over a two-year period at prices ranging from $6.00 to $9.50 per share.

J. BARRY HALL, President of the Georgia Electric Company and Transportation Safety Contractors, Inc. ("TSCI"), is party to an employment agreement dated October 12, 1996 with TSCI (the "Hall Employment Agreement"). The Hall Employment Agreement terminates on October 11, 2001, and provides that Mr. Hall is to be paid a salary of $150,000 per year, plus insurance and other benefits. The Hall Employment Agreement also contains a covenant by Mr. Hall not to compete with us for a period of two years following termination of his employment, unless we terminate the Hall Employment Agreement for cause or if Mr. Hall terminates the agreement with good reason, in which case the non-competition period will terminate after six (6) months (which period may be extended by us up to one year in exchange for additional compensation). Effective May 7, 1999, Mr. Hall received a cash bonus of $100,000, based upon compensation that has been assigned to Mr. Hall from Gerry Hall, a former Chief Executive Officer of us.

RICHARD A. BOYLE, President of the Patton Management Group, is party to an employment agreement, dated April 1, 1998 with us (the "Boyle Employment Agreement"). The Boyle Employment Agreement terminates on March 31, 2000, and provides that Mr. Boyle is to be paid a salary of $159,000 per year, plus insurance and other benefits. The Boyle Employment Agreement also contains a covenant by Mr. Boyle not to compete with us for a period of two years following termination of his employment. Also, pursuant to the terms of the Patton Management Corporation acquisition documents, Mr. Boyle's non-competition agreement has been extended for one additional year. The Boyle Employment Agreement also provides that if Mr. Boyle is terminated with cause, Mr. Boyle will not be entitled to any notice. Effective May 7, 1999, Mr. Boyle was granted options to purchase 65,000 shares of Common Stock at $6.375 per share, one-third of which vested as of May 7, 1999, one-third vested on May 7, 2000 and one-third vest on May 7, 2001. The exercise period for the options granted on May 7, 1999 to Mr. Boyle commences as of the date of vesting and continues through the earlier of (i) September 19, 2005 or (ii) two years from the date Mr. Boyle is no longer an employee of us.

On March 31, 2000, the Board of Directors of Able approved certain supplemental compensation arrangements for designated members of management, in addition to the compensation benefits set out in the contracts described above. These arrangements provide for payment of an amount, as described below, to the designated officers upon (i) an entity or group of related entities obtaining control of 51% or more of our common stock (a "Change of Control") or (ii) the termination of an officer's employment without cause, whether or not related to a change of control. The amount payable upon either event, is equal to the product of such officer's share equivalent units, as listed below, multiplied by the greatest of:

         -  $10.00 per unit,
         - the per-share tender price in the event of a Change of Control structured as a cash acquisition,
         - the per-share equivalent value in the event of a stock-for-stock acquisition, based upon the closing quoted market price of a share of acquirer stock received in exchange for the tendered Company stock on the day immediately preceding the closing of such acquisition, or
         -  the prior-day closing per-share market price of our common stock.

The share equivalent units as approved on March 31, 2000, are as follows for each named officer:

                                                     Share Equivalent               Minimum
                   Officer                                Units                  Dollar Value
---------------------------------------------------------------------------------------------
Billy V. Ray
   Chief Executive Officer                                    100,000              $1,000,000
James Brands
   Senior Executive Vice President                             87,500                 875,000
Thomas Montgomery
   Vice President of Finance                                   75,000                 750,000
Charles Maynard
   Chief Operations Officer                                    75,000                 750,000
Philip Kernan
   President - Adesta Transportation                           50,000                 500,000
Robert Sommerfeld
   President - Adesta Communications                           87,500                 875,000


In all events payment of the amount owed will be made in cash in a lump sum at the earlier of the time of a Change of Control or the officer's termination of employment and shall be in addition to any other severance payment provided in an officer's employment agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended October 31, 1999, compensation for our Executive Officers was determined by our Compensation Committee, consisting of Messrs. C. Frank Swartz, Alec McLarty and Billy V. Ray, Jr. Mr. Swartz is Chairman of the Committee and he and Alec McLarty are the two non-employee members of the Compensation Committee. In addition to being a Director of Able, Mr. Ray is our Chief Executive Officer. Mr. Ray excused himself from all discussions and abstained from voting on any issues relating to the compensation and bonuses to be paid to Mr. Ray as Chief Executive Officer.

In April 1998, we engaged Washington Equity Partners ("WEP") as an advisor in connection with the MFSNT Acquisition, including the financing thereof. At the time of the engagement, Mr. Thomas A. Davidson, a member of our Board of Directors and a former member of the Compensation Committee who resigned as a Director in January 2000, was Managing Director of WEP. In connection with the engagement, we agreed to pay WEP a fee if we consummated the financing of the MFSNT Acquisition through an investor contacted by WEP. Such fee equaled 2% of the gross proceeds of any senior indebtedness issued by us, 3% of the gross proceeds of any subordinated indebtedness issued by us, and 4% of the gross proceeds of any equity securities issued by us. In addition, we agreed to pay WEP, upon the consummation of the MFSNT Acquisition, a fee of 2% of the aggregate purchase price paid by us for this acquisition up to $50.0 million, and 1-1/2% of the aggregate purchase price in excess of $50.0 million. We also committed to reimburse WEP for its reasonable travel and out-of-pocket expenses (up to a maximum of $20,000 without prior approval) incurred in connection with its engagement. Under the agreement, we agreed to indemnify WEP and its permitted assigns against all losses and expenses, including reasonable counsel fees and expenses, arising out of the MFSNT Acquisition or the financing, except any losses or expenses found in a final judgment by a court of competent jurisdiction to have resulted from WEP's bad faith, gross negligence or breach of its agreement with us. Mr. Davidson subsequently left his position as Managing Director of WEP in April 1998 and WEP assigned its rights in the agreement to Mr. Davidson, who became one of our Directors in June 1998. On October 21, 1998, we and Mr. Davidson executed a letter agreement pursuant to which we agreed to pay Mr. Davidson $1,332,000 in satisfaction of amounts owing under the agreement with WEP with respect to the MFSNT Acquisition and the related financing. During the 1999 fiscal year, Mr. Davidson was paid $350,000 and on April 30, 1999, Mr. Davidson converted the remaining amount due totaling $828,002 to 118,286 shares of common stock at the then market price of $7.00 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On October 12, 1996, we acquired all of the issued and outstanding capital stock of Georgia Electric Company ("GEC"), which prior to the acquisition was owned equally by Gerry W. and J. Barry Hall (collectively, the "Halls"). Following the acquisition, Gerry Hall was elected to our board of directors, and on June 12, 1997, was elected our President and Chief Executive Officer. Gerry Hall resigned as President, Chief Executive Officer and a director on March 2, 1998. The purchase price for the GEC acquisition was $3 million in cash, plus the issuance at the end of each of the next five fiscal years of a number of shares of Common Stock to be determined pursuant to a formula contained in the acquisition agreement by dividing a dollar figure derived from GEC's actual pre-tax profits and operating margins compared with target profits and margins for each such fiscal year by a discounted per share price. In the event that GEC is sold by us prior to the end of fiscal year 2001, we are obligated to issue to Gerry Hall and Barry Hall a number of shares of Common Stock having a market value (as determined in accordance with the contract) of $1 million for each year that earn-out consideration remains payable. The GEC acquisition agreement was amended in February 1998 to increase the percentage discount applicable to the price of the Common Stock for purposes of determining the number of shares to be issued with respect to each fiscal year and to limit the total market value of the shares of Common Stock which could be issued under the agreement. The shares issued to the Halls for fiscal year 1998 totaled 508,398 and for fiscal year 1999 totaled 204,944.

We entered into a consulting agreement with Tyler Dixon dated January 1, 1999 and effective as of April 1, 1999, whereby Mr. Dixon will serve as legal consultant to us, will provide us with a minimum of 80 hours of legal services per month commencing April 1, 1999 and continuing through May 31, 2000, and will be compensated at a minimum rate of $16,000 per month. Mr. Dixon also received options to purchase 40,000 shares of Common Stock at $6.375 per share, which exercise period commenced on April 1, 1999 and will terminate two years from the expiration of the consulting agreement or any extensions or renewals thereof (whichever occurs last). Mr. Dixon is a partner in the law firm of Raiford, Dixon & Thackston, LLP, which, during fiscal 1999 and 1998, received approximately $300,00 and $100,000 in legal fees from us. Mr. Dixon was also the sole officer, director and shareholder of Cotton Communications, Inc. ("Cotton").

On February 17, 1999, in order to facilitate the purchase of (i) 2,785 shares of Series B Preferred Stock, par value $.001 from the Palladin Group and the RoseGlen Group acquired in connection with the Series B Offering, and (ii) the outstanding $10.0 million principal amount of Senior Notes, we advanced Cotton approximately $32.0 million ("Company Advance"), which advance accrued interest at 11.5% and was to mature on November 30, 2000. Immediately thereafter, Cotton purchased 2,785 shares of Series B Preferred Stock (1,425 shares from the RoseGlen Group for $11.0 million and 1,360 shares from the Palladin Group for $7.85 million), as well as the Senior Notes.

On March 22, 1999, we entered into a termination agreement with Cotton whereby we redeemed the Senior Notes held by Cotton, as well as the 2,785 shares of Series B Preferred Stock from Cotton in exchange for the cancellation of the Company Advance made to Cotton on February 17, 1999. We also assumed Cotton's obligation to acquire 630,000 of the Series B Warrants at a price of $3.00 per Series B Warrant. The Senior Notes have since been canceled and the 2,785 shares of Series B Preferred Stock have been retired. Additionally, the 630,000 Series B Warrants were purchased by us and retired.

See also "Compensation Committee Interlocks and Insider Participation" regarding certain related party transactions between members of our Compensation Committee and with Mr. Thomas Davidson, one of our former Directors.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including the Proxy Materials, in whole or in part, the following Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT ON EXECUTIVE COMPENSATION

During the fiscal year ended October 31, 1999, the Compensation Committee was responsible for setting and approving the salaries, bonuses and other compensation for our Executive Officers, establishing compensation programs, and determining the amounts and conditions of all grants of awards under the Plan.

Compensation Objectives. The Compensation Committee believes that the objectives of executive compensation are to attract, motivate and retain highly qualified executives, to align the interests of these executives with those of the Shareholders and to motivate Company executives to increase shareholder value by improving corporate performance and profitability. To meet these objectives, our Board of Directors seeks to provide competitive salary levels and compensation incentives that attract and retain qualified executives, to recognize individual performance and achievements, as well as our performance relative to our peers and to encourage ownership of Company stock.

Executive Salaries. Base salaries for executives are determined initially by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent and the compensation practices among public companies the size of, or in businesses similar to, our Company. Salary adjustments are determined and normally made at twelve-month intervals.

Annual Bonuses. We have historically paid bonuses to executives whom the Board of Directors determines have contributed materially to our success during the most recently completed fiscal year. The bonuses are intended to enable our executives to participate in our success, as well as provide incentives for future performance. Bonus compensation has typically been determined as a percentage of the executive's salary based upon our pre-tax net income as a whole or the pre-tax net income of the subsidiary which employs the executive.

Compensation Of The Chief Executive Officer. The compensation of Billy V. Ray, our Chief Executive Officer, was adjusted during the year to better reflect the accomplishments of Mr. Ray. The increases were based upon arm-length negotiations between Mr. Ray and the remaining members of our Board of Directors. In agreeing to increase Mr. Ray's compensation, the Board of Directors sought to provide an appropriate incentive to Mr. Ray. The Board of Directors believes that Mr. Ray's salary was appropriate for the chief executive officer of a public company the size of our Company. See "Summary Compensation Table" for information concerning Mr. Ray's compensation. The Board of Directors approved the payment of a bonus to Mr. Ray of $200,000, based upon our operating results and strategic accomplishments during fiscal year 1999. Mr. Ray did not participate nor did he vote on any issues relating to his compensation.

Frazier Gaines served as our Chief Executive Officer from March 1998 through November 1998 (excluding August 19-31, 1998) when he resigned to direct his energies into Able Telcom International. During the fiscal year ended October 31, 1999, Mr. Gaines was paid $15,000 as Chief Executive Officer for the period of November 1 to November 30, 1998 thereupon Mr. Gaines resumed his position as President of Able Telcom International. Mr. Gaines received other compensation that is more fully presented in the "Summary of Compensation" above.

Stock Options. The Board of Directors may grant to certain of our employees long-term incentives consisting of non-qualified stock options and incentive stock options and stock options outside the Plan. In order to vary the types of awards that may be offered, our Board of Directors approved the Plan Amendments, which will increase the number of shares of stock available for grant under the Stock Option Plan and will allow for the grant of shares of Common Stock subject to restrictions. During fiscal year 1999, our Board of Directors approved grants of stock options to all Executive Officers. See "Executive Compensation--Option Grants During the Fiscal Year Ended October 31, 1999".

Respectfully Submitted,

C. Frank Swartz, Chairman
Billy V. Ray, Jr.
Alec McLarty

STOCK PERFORMANCE

The following performance graph compares the cumulative total return on our Common Stock with the cumulative total return of the companies in the Standard and Poor's 500 index, the Nasdaq Telecommunications Stocks Index and a self-determined peer group consisting of Advanced Communications Systems, Inc., AmeriLink Corp.; ANTEC Corporation; C-Cor Electronics, Inc.; Comtech Telecommunications Corp.; Dycom Industries, Inc.; Eltrax Systems, Inc.; Internet Communications Corp.; IPC Information Systems, Inc.; IWL Communications, Inc.; Lockheed Martin; MasTec, Inc.; NumereX Corp.; Porta Systems Corp.; Tollgrade Communications Corp.; View Tech, Inc.; and World Access, Inc. The cumulative total return for each of the periods shown in the performance graph is measured assuming an initial investment of $100 on October 31, 1994 and assuming dividend reinvestment. No dividends have been paid on the Common Stock.

  COMPARISON OF THE 12-MONTH CUMULATIVE TOTAL RETURN AMONG ABLE TELCOM HOLDING
      CORP., THE S&P 500 INDEX, SELF-DETERMINED PEER GROUPS AND THE NASDAQ
                        TELECOMMUNICATIONS STOCKS INDEX


                                       1994          1995          1996         1997          1998          1999
----------------------------------------------------------------------------------------------------------------
Able Telcom Holding Corp.               100            75           120          110           100           125

Peer Group                              100           145           200          220           250           130

S&P 500                                 100           125           155          205           250           320

Nasdaq Telecommunications               100           110           120          175           235           430


EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 1.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

   THE BOARD OF DIRECTORS VOTES "FOR" ELECTING THE SLATE OF FOUR DIRECTORS TO
       SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR
                RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED

                                 PROPOSAL NO. 2:

      TO RATIFY AND APPROVE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO
                  INCREASE THE NUMBER OF AUTHORIZED SHARES OF

                 (A) COMMON STOCK FROM 25 MILLION TO 100 MILLION

              (B) PREFERRED STOCK FROM ONE MILLION TO FIVE MILLION

Background

On March 4, 1999, and as ratified on May 12, 2000, our Board of Directors unanimously adopted a resolution setting forth proposed amendments to our Articles of Incorporation:

1. Authorizing amendments to the first paragraph of Article III of our Articles to increase the number of authorized shares of

         - Common Stock, par value $.001, from 25 million shares to 100 million shares;

         - Preferred Stock, par value $.10 ("Preferred Stock") from one million shares to five million shares; and

2. Directing that the Amendments be submitted to the Shareholders for their review, adoption and approval at our 2000 Annual Meeting of Shareholders.

As of May 11, 2000, there were

         - 25 million shares of Common Stock authorized, of which 16,308,582 shares of Common Stock were issued and outstanding, and

         -        one million shares of Preferred Stock authorized, of which

                  - 1,200 shares have been designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), of which no shares remain issued and outstanding,

                  - 4,000 shares have been designated as Series B Convertible Preferred Stock ("Series B Preferred Stock"), of which no shares remain issued and outstanding, and

                  - 5,000 shares have been designated as Series C Convertible Preferred Stock ("Series C Preferred Stock"), of which 5,000 shares are issued and outstanding.

The Common Stock

Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of our Shareholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of our Common Stock, whom are entitled to vote in any election of Directors, may elect all of the Directors standing for election. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of any outstanding Preferred Stock. Upon our liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding Preferred Stock. Holders of Common Stock have no pre-emptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, when issued and paid for, fully paid and non-assessable. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock which we may designate and issue in the future.

The Preferred Stock

Currently, our Board of Directors has the authority, without further action of our Shareholders, to issue up to an aggregate of one million shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each such series thereof, including the dividend rights, dividend rates, conversion rights, voting rights, terms of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series or the designation of such series.

Our Board of Directors, without Shareholder approval, can issue Preferred Stock with voting and conversion rights that could adversely affect the voting power of holders of Common Stock. Issuing Preferred Stock may have the effect of delaying, deferring or preventing a change in control. For a description of the terms of the Series C Preferred Stock, see Proposal No. 8.

Effect of the Increase in Authorized Shares

Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock. The additional authorized Preferred Stock may be issued by resolutions of a majority of our Board of Directors in one or more series with such designations, powers, preferences and rights, including without limitation, dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences and such qualifications and limitations as the Board of Directors shall determine. Assuming the Amendments are approved, no further Shareholder approval is required for the issuance of authorized Common Stock or Preferred Stock, unless required by the rules of the Nasdaq Stock Market, including Rule 4460(i), described in this Proxy Statement.

Reasons for Increasing the Number of Authorized Shares

Of the 25 million shares of Common Stock currently authorized for issuance under the Articles, as of May 11, 2000 there were 16,308,538 shares of Common Stock issued and outstanding and approximately 8,670,000 additional shares which should be reserved. These additional shares are comprised of the following (as if exercised or converted, as the case may be, as of May 11, 2000), of approximately:

         -        5,050,000 shares underlying outstanding stock options,

         - 2,000,000 shares underlying the WorldCom Option described in Proposal No. 6 (assuming Shareholder approval of Proposal No.
                  6),

         - 600,000 shares underlying the WorldCom Equity Award described in Proposal No. 6 (assuming Shareholder approval of Proposal No. 6, assuming the maximum number of shares that may be exercised, although neither the WorldCom Option nor the WorldCom Equity Award are currently "in-the-money"),

         - 62,200 shares underlying warrants issued in connection with our Series A Preferred Stock (the Series A Preferred Stock has all been converted and none remain outstanding),

         - 954,639 shares of Common Stock underlying warrants issued in connection with the Series B Offering (which represents 150% of the shares of Common Stock underlying the remaining outstanding warrants issued in connection with the Series B Offering).

Additionally shares must be set aside related to the Series C Offering as follows:

         - 7,500,000 shares of Common Stock described in Proposal No. 8 (which represents 200% of the shares underlying the Series C Preferred Stock, as required under the terms of the Series C Preferred Stock or 3,750,000 shares that would be issued, based upon a current floor exercise price of $4.00 per share, and assuming Shareholder approval of Proposal No. 8),

         - 300,000 shares of Common Stock described in Proposal No. 8 (which represents 150% of the shares of Common Stock underlying the outstanding warrants issued in connection with the Series C Offering described in Proposal No. 8 or 200,000 shares).

Increasing the number of authorized shares of Common Stock, as well as Preferred Stock, will allow our Board of Directors to have the flexibility to act promptly to meet future business needs as such needs arise. Sufficient shares should be readily available for general corporate purposes, including for maintaining our financial and capital raising flexibility, in the event of stock splits or stock dividends, for acquisitions and mergers, in connection with employee benefit plans and for other proper business purposes. Additionally, by increasing the number of authorized shares of Common Stock from 25 million to 100 million, we will have more than a sufficient number of shares in the event that the Common Stock price drops to approximately $4.00 per share or less and all derivative securities are converted or exercised, as well as to meet our contractual obligations to the holders of the Series B Securities and Series C Securities.

The Amendments will also authorize an increase in the number of authorized shares of Preferred Stock from one million shares to five million shares, on terms which may be fixed by the Board of Directors without further Shareholder action. The Articles currently authorize 1,000,000 shares of Preferred Stock. As of the Record Date,

         - 1,200 shares have been designated as Series A Preferred Stock, none of which remain issued or outstanding,

         - 4,000 shares have been designated as Series B Preferred Stock, none of which remain issued or outstanding;

         - 5,000 shares have been designated as Series C Preferred Stock, of which 5,000 shares are currently issued and outstanding.

The terms of any series of Preferred Stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the Common Stock. We have no present plans to issue any additional shares of Preferred Stock.

Furthermore, by having additional shares readily available, our Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding additional special Shareholders' meetings. The Board, however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the Shareholders only if the action is permissible under Florida law, and only if the rules of the exchange on which the Common Stock is listed (currently the Nasdaq National Market System) permit such issuances. There are no additional costs or expenses due to the State of Florida, where we are incorporated, as a result of the increase in authorized shares, other than the costs associated with the filing of an Amendment to our Articles of Incorporation.

Moreover, the additional authorized shares of Common Stock and Preferred Stock may be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support our Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by our Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of Able. We are not currently aware of any effort to obtain control of Able and have no plans to use the new shares for purposes of discouraging any such effort. Similarly, we have no definitive present plans, agreements, commitments or understandings to issue or use these proposed additional shares of Common Stock or Preferred Stock in connection with any acquisitions, financing transactions or other corporate transactions, however, we may do so in the foreseeable future. The Shareholders may vote separately to increase the number of authorized shares of (i) Common Stock and (ii) Preferred Stock.

If only Proposal 2(A) described in this Proposal is approved, the first paragraph of Article III of the Articles of Incorporation will read as follows:


                                   ARTICLE III

                  The number of shares of stock that this Corporation is authorized to have outstanding at any one time is:

                  ONE HUNDRED AND ONE MILLION (101,000,000) SHARES CONSISTING OF ONE HUNDRED MILLION (100,000,000) SHARES OF COMMON STOCK HAVING A PAR VALUE OF ONE TENTH OF A CENT ($.001) PER SHARE AND ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK HAVING A PAR VALUE OF TEN CENTS ($.10) PER SHARE.

If only Proposal 2(B) described in this Proposal is approved, the first paragraph of Article III of the Articles of Incorporation will read as follows:


                                   ARTICLE III

                  The number of shares of stock that this Corporation is authorized to have outstanding at any one time is:

                  THIRTY MILLION (30,000,000) SHARES CONSISTING OF TWENTY FIVE MILLION (25,000,000) SHARES OF COMMON STOCK HAVING A PAR VALUE OF ONE TENTH OF A CENT ($.001) PER SHARE AND FIVE MILLION (5,000,000) SHARES OF PREFERRED STOCK HAVING A PAR VALUE OF TEN CENTS ($.10) PER SHARE.

If Shareholder approval is obtained for either Proposal 2(A) or Proposal 2(B) or for both Proposals, the Amendments become effective once the Amendment is filed with the Secretary of State of the State of Florida, which is expected to occur as soon as practicable after the Shareholders approve the Amendment.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NOS. 2(A) AND 2(B).

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
APPROVING AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                              AUTHORIZED SHARES OF

                 (A) COMMON STOCK FROM 25 MILLION TO 100 MILLION

              (B) PREFERRED STOCK FROM ONE MILLION TO FIVE MILLION


                                 PROPOSAL NO. 3:

    TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM
             "ABLE TELCOM HOLDING CORP". TO "THE ADESTA GROUP, INC".

Background

As part of our contractual agreements with WorldCom, we were permitted to use the trade name "MFSNT" only during the 18-month transition period immediately following the acquisition of MFSNT. As a result, effective February 2000, all of our subsidiaries bearing "MFS" as part of their name were changed including:

         - MFS Network Technologies, Inc. changed its name to Adesta Communications, Inc.,

         - MFS Transportation Systems, Inc. changed its name to Adesta Transportation, Inc., and

         -        MFS TransTech, Inc. changed its name to TransTech, Inc.

Why "Adesta"?

The world "Adesta" is derived from the Latin word, adeo, which means to unite or come together. Part of our mission is that through our subsidiaries, our products and services are helping to unite the world through state-of-the-art communications infrastructure. As such, we believe that the name "The Adesta Group, Inc." better reflects our mission.

The Proposed Name Change

In conjunction with these name changes, we are asking our Shareholders to approve amending our Articles of Incorporation to change our corporate name from "Able Telcom Holding Corp" to "The Adesta Group, Inc." To accomplish this name change, our Board of Directors proposes that Article I of our Articles of Incorporation be amended to read as follows:


                                 ARTICLE I NAME

                      The name of the Corporation shall be:

                             THE ADESTA GROUP, INC.

If this Proposal is Approved, Must our Shareholders Take Any Actions?

It will not be necessary for you to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer, new share certificates bearing the name The Adesta Group, Inc. will be issued. Additionally, we will continue to trade our Common Stock under the symbol "ABTE".

Our Board of Directors' Recommendation

We recommend that our Shareholders vote "FOR" amending our corporate name. However, if, in the opinion of our Board, completing our corporate name change becomes inadvisable because

         - a suit, proceeding or claim has been instituted, made or threatened relating to the name change, or

         - any other circumstance exists which, in the Board's judgment, makes the name change inadvisable,

our Board may terminate this proposal to amend our Articles of Incorporation. The termination of this proposal may be effective either before or after approval of the name change by the shareholders.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 3.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVING AMENDING
     OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME FROM "ABLE
               TELCOM HOLDING GROUP" TO "THE ADESTA GROUP, INC."


                                 PROPOSAL NO 4:

                   TO AMEND ABLE'S 1995 STOCK OPTION PLAN TO:

(A) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE FROM 1,300,000 TO 5,500,000

(B) MODIFY CERTAIN TERMS OF THE GRANTS OF OPTIONS TO NON-AFFILIATE DIRECTORS WHICH INCLUDE:

         (I) INCREASING THE NUMBER OF OPTIONS GRANTED TO NON-AFFILIATE DIRECTORS FROM 5,000 (INITIALLY) TO 10,000 (ANNUALLY),

         (II) GRANTING ADDITIONAL OPTIONS ON AN ANNUAL BASIS TO NON-AFFILIATE DIRECTORS WHO SERVE AS OUR CHAIRMAN OF THE BOARD, AND AS CHAIRMAN AND/OR AS MEMBER OF A BOARD COMMITTEE, AND

         (III) EXTENDING THE EXERCISE PERIOD OF THE DATE OF GRANTS TO NON-AFFILIATE DIRECTORS TO THE EARLIER OF (A) SEPTEMBER 19, 2005, OR
         (B) THE DATE WHICH IS TWO YEARS AFTER THE DATE THAT SUCH NON-AFFILIATE DIRECTOR IS NO LONGER SERVING IN SUCH CAPACITY.

Background

We are seeking Shareholder approval to amend Able's 1995 Stock Option Plan, as previously amended (the "Plan"), to:

         (A) Increase the maximum number of options and underlying shares of Common Stock available for issuance under the Plan from 1,300,000 shares to 5,500,000 shares; and

         (B) Modify certain of the terms of the initial grant of options to Non-Affiliate Directors, which include:

                  (i) increasing the initial grant of non-qualified stock options to Non-Affiliate Directors from 5,000 shares of Common Stock to an annual grant of 10,000 shares of Common Stock, whether or not such Non-Affiliate Directors have previously been granted any other option by us, and which options shall vest one year from the date of such appointment, election or re-election,

                  (ii) granting additional options to Non-Affiliate Directors upon such Non-Affiliate Directors' election, re-election or appointment, as the case may be, who serve in the capacity described below:


                                    Position                           Number of Options
                                    --------                           -----------------

                           Chairman of the Board of Directors               5,000
                           Audit Committee Chairman                         2,000
                           Audit Committee Member                           1,000
                           Compensation Committee Chairman                  2,000
                           Compensation Committee Member                    1,000
                           Nominating Committee Chairman                    2,000
                           Nominating Committee Member                      1,000

                           which grant of options shall vest one year from the date of grant so long as such Non-Affiliate Directors are acting in such capacities as of such vesting date(s),

                  (iii) extending the expiration of the term of such options described in (A) and (B) above to the earlier of (I) September 19, 2005, or (II) two years (as opposed to the current 30 days) after the date such Non-Affiliate Director no longer is serving in such capacity described above.

The amendments described above were adopted by the Board on March 5, 1999 (as to Proposal 4(A) and Proposal 4(B)(iii) described above) and on May 7, 1999 (as to Proposal 4(B)(i) and 4(B)(ii) described above) and ratified on May 12, 2000. Adoption of these amendments are subject to Shareholder approval at the Annual Meeting. Below is a summary of all material information relating to Proposal Nos. 4(A) and 4(B). Before deciding how to vote, Shareholders should review the full text of the Plan, which is attached to these Proxy Materials as Appendix A. The proposed amendments described in Proposal 4(A) are highlighted in Section 3 of the Plan and those proposed amendments described in Proposal 4(B) are highlighted in Section 7 of the Plan.

For the year ended October 31, 1998, in addition to the options granted under the Plan, we have also granted options outside the Plan to employees and Non-Affiliate Directors totaling 160,000 options underlying the Common Stock, as well as 150,000 options underlying the Common Stock for employees of our subsidiaries acquired in connection with the MFSNT Acquisition. Subsequent to October 31, 1998 through July 15, 1999, an additional 1,050,000 options (net of

December 31, 1998 rescissions) were reserved for employees of our subsidiaries acquired in connection with the MFSNT Acquisition, substantially all of which have been granted, an additional 648,000 options were granted (net of the December 31, 1998 rescissions) to employees and Non-Affiliate Directors as of September 1, 1999. Further, during the period of February 2000 to May 2000, an additional 775,000 options were granted to new executive officers. All of these options are subject to shareholder approval.

How Many Shares of Common Stock are Currently Available Under the Plan?

Under the Plan, stock options to purchase an aggregate of not more than 1,300,000 shares of Common Stock, subject to certain adjustments to reflect changes in Able's corporate structure or shares of Able, may be granted from time to time to employees of, and consultants and advisors to, Able and its affiliates, and directors who are neither officers nor employees of Able or its affiliates. In general, if stock options are for any reason canceled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of options. No options may be granted under the Plan after September 19, 2005.

Who is Eligible to Participate in the Plan?

All employees, Non-Affiliate Directors who do not own more than 5% of any class of Able's outstanding capital stock, consultants or advisors of Able and its affiliates are eligible to participate in the Plan.

Who Administers the Plan?

Able's Board of Directors administers the Plan (the "Plan Administrators"). The Plan Administrators select those persons who are eligible for awards, determine the types of awards and the number of shares subject to the awards, and set forth the terms and conditions of the awards. The Plan Administrators are also authorized to interpret the Plan, establish, amend and rescind any rules and regulations relating to the Plan, and make all other determinations which are necessary for the administration of the Plan. The Board may amend, revise or terminate the terms of the Plan or any part thereof without further action of the Shareholders; provided however, that certain material modifications affecting the Plan as described in Section 12 (Amendments) of the Plan must be approved by the Shareholders. These modifications include:

         - increasing the aggregate number of shares reserved for issuance under the Plan,
         - changing the class of individuals eligible to receive options under the Plan,
         - extending the maximum period during which any option may be granted or exercised;
         - reducing the option price per share below fair market value, or
         -        extending the term of the Plan.

Additionally, any change in the Plan that may impair any option or deprive any optionee of shares that may have been granted under the Plan requires the consent of the optionee and is also subject to Shareholder approval.

Why are We Proposing to Increase the Number of Authorized Shares Under the Plan?

Of the 1,300,000 shares of Common Stock authorized for issuance under the Plan, as of May 1, 2000, there were only 440,902 shares that remain unissued and unreserved. The Board believes this number of shares is insufficient to adequately serve the purposes and objectives of the Plan. The proposed amendments increase the number of shares of Common Stock authorized for issuance under the Plan by 4,200,000 shares to 5,500,000 shares. We believe that the increase in the number of shares is necessary in order to ensure that Able will have a sufficient reserve of Common Stock under the Plan to continue to attract, retain and motivate key individuals essential to Able's long-term growth and success. The availability of additional shares under the Plan also serves to encourage qualified persons to seek and accept employment with Able.

Why are We Proposing to Increase the Number of Options Granted to Non-Affiliate Directors Under the Plan?

The Board of Directors believes that in order to attract highly qualified, well-respected Non-Affiliate Directors to its Board, it is necessary to grant non-qualified stock options ("NQSO's") to purchase 10,000 shares of our Common Stock

(an increase of 5,000 options currently granted pursuant to the Plan). As a result, our Board of Directors has proposed modifying Section 7(a) of the Plan from an initial grant of an NQSO to purchase 5,000 shares of Common Stock to an annual grant to purchase 10,000 shares. Currently, the 5,000 options granted to Non-Affiliate Directors under the Plan vest immediately. However, in order to encourage Non-Affiliate Directors to remain as members of the Board once appointed, elected or re-elected, as applicable, and to stand for re-election, the options will now be granted on the date such Non-Affiliate Directors are appointed, elected or re-elected, as the case may be, but the options will vest one year from the date of grant (as opposed to immediately), so long as the Non-Affiliate Directors serve in such capacity as of the vesting date.

The Board of Directors is also seeking Shareholder approval to grant, on an annual basis, additional options to Non-Affiliate Directors under the Plan who serve in the following capacities as (i) our Chairman of the Board of Directors (5,000 options); (ii) Chairman of the Audit, Compensation and/or Nominating Committee (2,000 options for each Chairman and membership so held), and/or (iii) as members of the Audit, Compensation and/or Nominating Committee (1,000 options for each membership so held, if not a Chairman). These options will be granted on the date such Non-Affiliate Directors are appointed in such capacities, but the options will vest one year from the date of grant, so long as the Non-Affiliate Directors serve in such capacity as of the vesting date. The Board of Directors believes that the grant of these options will encourage Non-Affiliate Directors to take a leadership role with other Board members and to actively participate as Board committee members on a constant basis.

Why are We Proposing to Extend the Expiration of the Exercise Period of Options Granted to Non-Affiliate Directors Under the Plan?

The expiration of the option term is currently the earlier of (i) September 19, 2005, or (ii) the date which is 30 days after the date that such Non-Affiliate Director shall no longer serve as a member of our Board, or as Chairman, or as a Chairman or a member of a committee, as applicable. The Board of Directors is proposing to extend the expiration of the option term to the earlier of (i) September 19, 2005, or (ii) the date which is two years after the date that such Non-Affiliate Director no longer serves in such capacity. By extending the term, Non-Affiliate Directors will have more time to exercise their options, which in turn, could result in additional cash to the Company upon such exercise(s).

What Type of Awards May Be Granted under the Plan?

The awards granted under the Plan may be either (i) stock options, which may be either options which qualify as "incentive stock options" ("ISOs") designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify (NQSOs), or (ii) restricted stock.

What Are the Details of the Stock Options Under the Plan?

Stock options intended to be ISOs may be granted to employees and options intended to be NQSO's may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to Able and its affiliates. The Plan Administrators determine the purchase price of each share of Common Stock purchasable under any ISO at the date of grant, however, the purchase price cannot be less than 100% of the fair market value of Common Stock on the date the option is granted. The purchase price per share of Common Stock purchasable under any NQSO is determined by the Plan Administrators.

Non-employee Directors may receive nondiscretionary grants of NQSOs under the Stock Option Plan in accordance with the terms thereof. The Plan currently provides that any non-employee Director receives a grant of an option to purchase 5,000 shares of Common Stock as of the date he or she begins service as a Director at an exercise price equal to 100% of the fair market value of Able's Common Stock on the date the option is granted. Proposal No. 4(B) seeks to change this provision such that each Director, at the completion of each year's Annual Meeting, would receive an option to purchase 10,000 shares.

Options will vest and become exercisable only after a non-employee Director has served as a Director of Able for at least one year provided however, that the option will not vest if the non-employee Director fails to attend at least 60% of all Board meetings and meetings of committees of which he or she is a member, which take place between the date of grant and the first anniversary of the date of grant.

Do Optionees Under the Plan Have Shareholder Rights?

Optionees have shareholder rights (e.g., right to vote and receive dividends) only at such time as they exercise their options and receive shares of Common Stock.

When Do the Stock Options Under the Plan Expire?

Each stock option expires and is no longer exercisable on such dates as the Plan Administrators determine when the options are granted. Any NQSO granted to a non-employee Director currently expires on the earlier of

         -        September 19, 2005, or

         - 30 days after the optionee no longer serves as a member of the Board. Stock options can also be terminated under certain circumstances following a "Change of Control" (as set forth below).

Approval of Proposal No. 4(B) would extend the 30 days to two (2) years.

What are the Details of Awards of Common Stock Under the Plan?

The Plan Administrators may grant awards to employees consisting of shares of Common Stock, which may be subject to such restrictions and on such terms and conditions as the Plan Administrators may determine, including the time period over which such shares will become vested, the date or dates as of which the risk of forfeiture of the shares will lapse, the establishment of conditions for the lapse or termination of the risk of forfeiture other than the expiration of the vesting period, and the circumstances under which vesting requirements will be waived or accelerated.

Upon the award of Common Stock, the recipient has all rights of a Shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares.

Are Awards Under the Plan Assignable?

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution. Each stock option is exercisable during the optionee's lifetime and only by the optionee.

What Happens Under the Plan if There is a Change in Able's Corporate Structure?

If Able's corporate structure changes or if there is a change in Able's shares (i.e., a recapitalization, stock split, reverse stock split, consolidation, rights offering, stock dividend, reorganization or liquidation), the Plan Administrators will make such substitution or adjustment in the number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding awards under the Plan in order to maintain the purpose of the original grant.

What Happens to the Options Under the Plan Upon a Change of Control of Able?

A Change of Control occurs from the dissolution or liquidation of Able, or a reorganization, merger or consolidation of Able with one or more corporations where Able is not the surviving entity, or a transfer of substantially all of Able's property of more than 80% of Able's then outstanding shares to another corporation not controlled by Able's Shareholders. Upon a Change of Control, the Plan and any outstanding options will be terminated unless provision is made in connection with such transaction for the assumption and continuation of the Plan and the options or the substitution of new options covering the shares of a successor corporation, and all vesting requirements, risks of forfeiture and other restrictions shall lapse and terminate. If no such provision is made, Able will give all option holders advance written notice of the Change of Control, all options will become fully exercisable and the option holders will then have 30 days to exercise their options.

What are the Federal Income Tax Aspects of the Stock Options?

Incentive Stock Options ("ISOs").

The following is a summary of the federal income tax consequences generally arising with respect to stock options granted and to be granted under the Plan. The grant and exercise of an ISO generally results in no taxable income to the participant and no income tax deduction for Able; it does not set forth any state or local income tax or estate tax consequences that may be applicable. If the participant holds the shares acquired upon exercise of an ISO for at least two years from the date of the grant of the ISO and at least one year from the date of exercise, the participant will recognize long-term capital gain or loss upon a subsequent sale of the shares based upon the difference between the sale proceeds and the fair market value of the shares on the exercise date and no deduction would be allowed to Able for federal income tax purposes. If the participant disposes of the shares acquired upon exercise of an ISO within either of the holding periods described above, the participant will generally recognize as ordinary income an amount equal to the lesser of

         - the fair market value of Able's Common Stock on the date of exercise over the exercise price, or

         - the amount realized upon disposition over the exercise price.

In such event, Able generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the participant as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

Nonqualified Stock Options ("NQSOs").

The grant of an NQSO has no tax consequences to us or to the participant, unless such option has a readily ascertainable fair market value (as determined under applicable tax law at the time of grant). Upon exercise of an NQSO, however, the participant generally will recognize ordinary income in the amount of the excess of the fair market value on the date of exercise of the shares of Common Stock acquired over the exercise price, and such amount will be deductible for federal income tax purposes by Able. The holder of such shares will, upon a subsequent disposition of the shares, recognize short-term or long-term capital gain or loss, depending on the holding period of the shares.

All Stock Options

With regard to both ISOs and NQSOs, the following material federal income tax consequences also apply:

         - any Officers or Directors of Able subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their NQSOs;

         - any entitlement to a tax deduction on the part of Able is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1 million limitation on deductible compensation);

         - in the event that the exercisability or vesting of any award is accelerated because of a Change of Control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes; and

         - the exercise of an ISO may have implications in the computation of alternative minimum taxable income. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1.0 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Stock options will generally qualify under one of these if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the exercise price is no less than fair market value at the time of grant and the plan under which the options are granted is approved by Shareholders and is administered by a compensation committee comprised of outside directors. The Plan is not intended to comply with Section 162(m) of the Code.

The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

May Shareholders Vote Separately on Proposal No. 4(A) and Proposal No. 4(B)?

Yes, Shareholders may vote separately on Proposal No. 4(A) and Proposal No.
4(B).

What Benefit Will Non-Affiliate Directors Receive if Proposal Nos. 4(A) and 4(B) are Approved?

On March 5, 1999 and on May 7, 1999, the members of our Board of Directors adopted the amendments to the Plan described in Proposal No. 4(A) and Proposal No. 4(B) and ratified said amendments on May 12, 2000. However, because C. Frank Swartz, Chairman of the Board of Directors, Jonathan A. Bratt and Alec McLarty, both Directors, were the only Non-Affiliate Directors at the time of such meetings, each abstained from voting on any matters related to Proposal No. 4(A) and Proposal No. 4(B) relating to Non-Affiliate Directors. While neither Mr. McLarty, Mr. Bratt nor Mr. Swartz voted to adopt the amendments to the Plan relating to Non-Affiliate Directors, because they are members of our Board of Directors, which is recommending approval of Proposal No. 4(A) and Proposal No. 4(B), such recommendations in favor of these proposals may be deemed conflicts of interest since Shareholder approval would result in a personal benefit to each of them. However, none of the options proposed to be granted to any of the Non-Affiliate Directors are on stated terms more favorable than stated terms applicable to other participants (who are not Non-Affiliated Directors) in the Plan. See also Proposal No. 5 - Benefits to Board Members if this Proposal is approved - for a discussion concerning conflicts of interest of certain Directors.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NOS. 4(A) AND 4(B).

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

What is our Board's Recommendation?

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" AMENDING OUR STOCK
                                 OPTION PLAN TO

         (A) INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE FROM 1,300,000 TO 5,500,000

         (B) MODIFY CERTAIN TERMS OF THE GRANTS OF OPTIONS TO NON-AFFILIATE DIRECTORS WHICH INCLUDE:

                  (I) INCREASING THE NUMBER OF OPTIONS GRANTED TO NON-AFFILIATE DIRECTORS FROM 5,000 (INITIALLY) TO 10,000 (ANNUALLY),

                  (II) GRANTING ADDITIONAL OPTIONS ON AN ANNUAL BASIS TO NON-AFFILIATE DIRECTORS WHO SERVE AS OUR CHAIRMAN OF THE BOARD, AND AS CHAIRMAN AND/OR AS MEMBER OF A BOARD COMMITTEE, AND

                  (III) EXTENDING THE EXERCISE PERIOD OF THE DATE OF GRANTS TO NON-AFFILIATE DIRECTORS TO THE EARLIER OF (A) SEPTEMBER 19, 2005, OR (B) THE DATE WHICH IS TWO YEARS AFTER THE DATE THAT SUCH NON-AFFILIATE DIRECTOR IS NO LONGER SERVING IN SUCH CAPACITY.

       CERTAIN MEMBERS OF THE BOARD OF DIRECTORS RECOMMENDING SHAREHOLDER APPROVAL MAY HAVE CONFLICTS OF INTEREST MAKING SUCH RECOMMENDATIONS AND
   MAY PERSONALLY BENEFIT FROM APPROVAL OF PROPOSAL NO 4(A) AND PROPOSAL NO.

 4(B). SEE "WHAT BENEFIT WILL NON-AFFILIATE DIRECTORS RECEIVE IF PROPOSAL NOS.
                          4(A) AND 4(B) ARE APPROVED?"


                         NASDAQ MARKETPLACE RULE 4460(I)

Proposal No. 5 through Proposal No. 8 below have been submitted for Shareholder approval pursuant to certain rules and regulations, including Nasdaq Marketplace Rule 4460(i) ("Rule 4460(i)"). Rule 4460(i) is one of several non-quantitative designation criteria described in Rule 4460 and required of a Nasdaq National Market ("NNM") issuer, such as Able. Rule 4460(i) sets forth the criteria when Shareholder approval is required. The other non-quantitative designation criteria for NNM issuers include, among other things,

         - distributing annual and interim reports,

         - making available copies of shareholder and financial reports,

         - maintaining a minimum of three independent directors,

         - establishing and maintaining an audit committee, all of which shall be independent directors,

         - holding an annual shareholders meeting,

         - soliciting proxies and providing proxy statements for all shareholder meetings,

         - conducting an appropriate review of all related party transactions, and

         - being audited by an independent public accountant.

Each NNM issuer is required to obtain Shareholder approval pursuant to Rule 4460(i) in the following circumstances:

(A) when a stock option plan or other arrangement is made whereby stock may be acquired by officers or directors, with certain exceptions including, among others:

         --for warrants or rights issued generally to security holders of a company or broadly based plans or arrangements including other employees such as Employee Stock Option Plans, or

         --if the arrangement or plan does not exceed the lesser of (i) 1% of the number of shares of Common Stock, (ii) 1% of the voting power outstanding, or (iii) 25,000 shares.

(B)      when the issuance will result in a change of control;

(C) in connection with acquiring stock or assets of another company if where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash including, among other things:

         --the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

         --the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

(D) in connection with a transaction other than a public offering involving the sale or issuance of common stock (or securities convertible into or exercisable for common stock) either

         --at a price less than the greater of book or market value, which (together with the sales by officers, directors or substantial shareholders of a company) equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

         --equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Shareholder approval is required prior to issuing designated securities under paragraphs (B), (C), and (D) above.

         - Proposal No. 5 below is being submitted for Shareholder approval pursuant to paragraph (A) above,

         - Proposal No. 6 is being submitted pursuant to paragraph (C) above, and

         - Proposal Nos. 7 and 8 are being submitted pursuant to paragraphs (C) and (D) above and possibly, pursuant to paragraph (B) above.

As of May 11, 2000, assuming Shareholder approval of Proposal Nos. 6 and 7, if

         - the WorldCom Option and WorldCom Equity Awards described in Proposal No. 6 were exercised (for a total of 2,600,000 shares, assuming the maximum number of shares that may be exercised, although neither the WorldCom Option nor the WorldCom Equity Award are currently "in-the-money"),

         - the Series B Warrants were exercised for Common Stock (for an aggregate of 636,246 shares), and

         - taking into consideration 1,809,714 shares of Common Stock previously issued to the holders of Series B Securities,

such securities would represent approximately 25.8% of our outstanding Common Stock (based upon 16,308,582 shares of Common Stock outstanding as of May 11,
2000), which would not be deemed a change of control (assuming a change of control would occur if 30% or more of our outstanding stock were acquired).

However, based upon the stock price of the Common Stock on May 11, 2000 of $2.50 per share, the remaining outstanding warrants issued in connection with the Series B Offering described in Proposal No. 7 (for a total of 636,246 shares), would not be exercised since none are currently "in the money."

Similarly, as of May 11, 2000, assuming Shareholder approval of Proposal No. 8, if

         - the Series C Preferred Stock were converted into Common Stock (for an aggregate of 3,750,000 shares, assuming conversion at the current per share floor exercise price of $4.00), and

         - the Series C Warrants were converted into Common Stock (for an aggregate of 200,000 shares),

such securities would represent approximately 19.5% of our outstanding Common Stock (based upon 16,308,582 shares of Common Stock outstanding), which would not be deemed a change of control (assuming a change of control would occur if 30% or more of our outstanding stock were acquired).

If we do not maintain the criteria (including, among others, the non-designation criteria described above) required by Nasdaq or Shareholder approval is not obtained, but we nonetheless undertake the grants of options and issue Common Stock as described below in Proposal No. 5 through Proposal No. 8, our securities could be delisted by Nasdaq. As a result of such an event, the Common Stock would likely be traded in the Over-The-Counter market on the OTC Electronic Bulletin Board. In such an event, the market price of our Common Stock may be adversely impacted and a Shareholder may find it difficult to dispose, or obtain accurate quotations as to the market value, of our Common Stock.


                                 PROPOSAL NO. 5

      TO RATIFY AND APPROVE ISSUING STOCK OPTIONS GRANTED TO CERTAIN OF OUR
                             OFFICERS AND DIRECTORS

Background

During fiscal year 1998, we issued options to purchase an aggregate of 902,000 shares of Common Stock to our employees, Officers and Directors at exercise prices ranging from $5.34 to $14.00 per share. On December 31, 1998, 840,000 of these options were rescinded. Immediately thereafter, the same number of options were issued on December 31, 1998 at an exercise price of $5.75 per share, which was the average of the ten-day closing market price for the Common Stock for the period from December 16 through December 30, 1998. The expiration period for these options range from December 31, 2000 to April 24, 2005 and all such options immediately vested on December 31, 1998. On May 7, 1999, the Board of Directors voted to grant additional options to purchase an aggregate of 395,000 shares, 180,000 of which were retroactive to earlier dates, at exercise prices ranging between $5.75 and $6.375 per share. The exercise period for the options granted to employees on May 7, 1999 and dated May 7, 1999, commences as of the date of vesting and continues through the earlier of (i) September 19, 2005, or (ii) two years from the date the optionee is no longer an employee and/or a Director of us, as applicable. Additionally, on May 7, 1999, our Board of Directors granted an aggregate of 20,000 shares to two Directors at an exercise price of $6.25 per share, which immediately vested, and for which the exercise period continues for a period that is the earlier of (i) two years from the date such Director no longer serves as one of our Directors, or (ii) May 8, 2001. Further, in July 1999 we issued 10,000 stock options to each of two non-employee directors and 35,000 stock options to G. Vance Cartee, our then President of Adesta Transportation, all at market price. In February 2000, we granted 525,000 stock options to three executive individuals. These options vest over a two-year period. The initial exercise price is $6.00 per share (which was market on the date of grant) and range upward to $8.50 per share on the final vesting date in February 2002. In May 2000 we granted 250,000 stock options to two new executive employees. These options vested immediately and are exercisable at $2.44 per share and $2.69 per share (which was the market price on the date of grant).

The total number of shares of Common Stock underlying the options described in this Proposal No. 5, and for which Shareholder approval is being sought is 1,675,000 shares.

These options were granted as an additional incentive to attract, retain and award those persons who provide management services and upon whose efforts and judgment our success and the success of our subsidiaries are largely dependent. The Board of Directors also granted these options to continue encouraging stock ownership in our company by such persons.

Nasdaq Marketplace Rule 4460(i)(1)(A)

Rule 4460(i)(1)(A) requires Shareholder approval of an arrangement where stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of a company or broadly based plans or arrangements including other employees (e.g., ESOPs). Shareholder approval is not necessary where the amount of securities which may be issued does not exceed the lesser of:

         - 1% of the number of shares of common stock,

         - 1% of the voting power outstanding, or

         - 25,000 shares.

Because the grant to certain of our Executive Officers and Directors exceeds the de minimus limitations set forth in the Rule 4460(i)(1)(A), Shareholder approval is being sought to ratify the issuances of the options described below, and our Board of Directors is soliciting the enclosed Proxy Card as to that decision. None of the options described in this Proposal No. 5 were granted under the Plan.

A brief description of the material terms of the stock option grants and a table summarizing the benefits to be conferred under the grants follow:


                                              Number of
                                               Options      Exercise
Name of Officer/Director                       Granted        Price        Date of Grant     Exercise Period Through
--------------------------------------------------------------------------------------------------------------------

Billy V. Ray, Jr                                100,000     $   5.75     December 31, 1998         December 31, 2001
     Chief Executive Officer and                 50,000     $  6.375           May 7, 1999               May 7, 2001 (1)
     Chairman of the Board of Directors         100,000     $  4.375     February 21, 2000         February 21, 2005


Edwin D. Johnson                                150,000     $   2.44           May 8, 2000               May 8, 2010
     President, Chief Financial Officer and


     a  Director

Charles A. Maynard                              200,000     $6.00 to     February 21, 2000     February 21, 2005 (9)
     Chief Operating Officer                                $   8.50

James Brands                                    100,000     $  6.375         April 1, 1999         June 21, 2003 (2)
     Senior Executive Vice President

Thomas Montgomery                               200,000     $6.00 to     February 21, 2000          May 21, 2005 (9)
     Executive Vice President of Finance                    $   8.50

G. Vance Cartee                                  40,000     $   5.75     December 31, 1998     December 31, 2001
     Vice President of Business Development      25,000     $  6.375           May 7, 1999           May 7, 2001 (1)
                                                 35,000     $   9.94         July 26, 1999         July 26, 2002 (10)

Michael Brenner                                 100,000     $   2.68           May 3, 2000           May 3, 2010
     General Counsel and Executive
     Vice President

Edward Z. Pollock                                40,000     $   5.75     December 31, 1998     December 31, 2001
     Counsel                                     25,000     $  6.375           May 7, 1999           May 7, 2001 (1)

Michael A. Summers (3)                           40,000     $  7.625          June 1, 1999          June 1, 2002
     Former Chief Accounting Officer

Stacy Jenkins (4)                               100,000     $   5.75     December 31, 1998     December 31, 2000 (5)
     Former President -                          25,000     $  6.375           May 7, 1999           May 7, 2001 (1)
     Adesta Communications

Philip Kernan                                   125,000     $6.00 to     February 21, 2000     February 21, 2005 (9)
     President - Adesta Transportation                      $   8.50

Michael Arp                                      40,000     $   5.75     December 31, 1998     December 31, 2001
     Former Acting President -                   25,000     $  6.375           May 7, 1999           May 7, 2001 (1)
     GEC and TSCI

Richard Boyle                                    65,000     $  6.375           May 7, 1999           May 7, 2001 (1)
     Patton Management Corp.

C. Frank Swartz                                  20,000     $   5.75     December 31, 1998          July 3, 2004
     Director                                    10,000     $   6.75          June 9, 1999          July 3, 2004

Jonathan Bratt(6)                                30,000     $   5.75     December 31, 1998          July 3, 2004 (8)
     Former Director

Thomas Davidson(7)                               20,000     $   5.75     December 31, 1998     December 31, 2004 (8)
     Former Director                             10,000     $   6.25           May 8, 1999           May 8, 2004 (8)


------------------

         (1) One-third of the options vested as of May 7, 1999, one-third vest on May 7, 2000 and one-third vest on May 7, 2001. The exercise period for the options granted on May 7, 1999, commences as of the date of vesting and continues through the earlier of (i) September 19, 2005, or (ii) two years from the date the optionee is no longer one of our employees and/or a Director, as applicable.

         (2) These options were effective April 5, 1999 and 75,000 are vested, and 25,000 will vest on June 21, 2000. The options are exercisable for two years from the date options become exercisable.

         (3) Mr. Summers resigned in May 2000; however, the options remain outstanding.

         (4) Mr. Jenkins resigned in March 2000; however, the options remain outstanding.

         (5) The expiration date is the earlier of December 31, 2000, or 90 days after termination of employment.

         (6) Mr. Bratt resigned from our Board of Directors in February 2000; however, the options remain outstanding.

         (7) Mr. Davidson resigned from our Board of Directors in January 2000; however, the options remain outstanding.

         (8) The expiration date is two years after the date such Director is no longer a Director of our company.

         (9)      These options vest over a two (2) year period.

         (10)     These options vest over a three (3) year period.

See Proposal No. 1 - "Employment and Consulting Agreements" for a discussion concerning specific terms of the grants of options as to our current Executive Officers listed above.

Administration

The Board of Directors administers the grant of options outside the Plan and selects those Officers and Directors who are eligible for awards and the number of shares subject to the awards, sets the terms and conditions of awards and makes all other determinations which are necessary for the administration of the grant of the stock options.

Type of Stock Option Grants

All grants described in Proposal No. 5 are non-qualified stock options (NQSOs). See discussion above under Proposal No. 4 for a more detailed discussion concerning NQSOs.

Accounting Considerations

For each option grant described in Proposal No. 5, the Company will calculate compensation based upon any positive difference between the fair market value of the Company's common stock and the exercise price of the option on the measurement date, which is the date of shareholder approval. If the option is fully vested on the measurement date, the calculated compensation will be charged to expense immediately; otherwise, the calculated compensation will be charged to expense ratably over the term of the option. Approximately 75 percent of the options described in Proposal No. 5 will be fully vested on the measurement date.

Based upon the fair market value of the Company's common stock on May 31, 2000, the Company would incur no compensation expense related to the options described in Proposal No. 5.

The table presented below provides a range of possible compensation charges based upon assumed market prices of the Company's common stock on the measurement date.

                                             Fair Market Value of Company Common Stock on Measurement
                                                                       Date
                                             --------------------------------------------------------
                                             $2.44 or less     $3.00     $5.00      $6.00      $7.00
                                             -------------     -----     -----      -----      ------
Total Compensation Expense (in thousands)          $--         $166      $677       $1,127     $2,305

Tax Considerations

The following description addresses the federal income tax consequences of the options granted to our Executive Officers and Directors and certain of our subsidiaries, proposed to be ratified. Although we believe the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements.

The options proposed to be ratified will be treated as NQSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NQSO until the option is exercised. When the NQSO is exercised, the optionee will realize ordinary income, and we will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a NQSO, the excess of the amount realized from the sale over the fair market value of the shares on the date of exercise will be taxable as a short-term or long-term capital gain or loss, depending on the holding period of the shares.

Section 162(m) of the Code limits to $1 million per person the amount we may deduct for compensation paid to our Chief Executive Officer and the four other officers whose compensation is disclosed in the proxy statement, subject to certain exceptions. Compensation received through the exercise of an option will not be subject to the $1 million limit if the option and the plan pursuant to which it is granted meets certain requirements. The applicable requirements are:

         - the option be granted and administered by a compensation committee of outside directors,

         - the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to any recipient during a specified period,

         - the plan under which the option is granted is approved by the shareholders, and

         - the exercise price of the option be not less than the fair market value of the Common Stock on the date of grant.

Accordingly, we believe compensation received on exercise of options granted outside the Plan will be subject to the $1 million deduction limit.

Benefits to Board Members if this Proposal No. 5 is Approved

All of our current Directors, (who are all standing for re-election), will personally benefit from Shareholder approval of this Proposal No. 5 since each would receive options that are subject to the Shareholder approval requirement as described in this Proposal. While each of these Directors abstained from voting for any grant of options for which he would personally benefit, each is recommending that the Shareholders vote for this Proposal. Such recommendations would result in a personal benefit to each of them and is therefore deemed to be a conflict of interest. See also a discussion concerning conflicts of interest under Proposal 4(B) - What Benefit Will Non-Affiliate Directors Receive if This Proposal is Approved?

Reasons for Approval of Proposal No. 5 and our Board's Recommendation

Subject to Shareholder approval, our Board of Directors approved the grant of stock options to certain Executive Officers and Directors. The Board of Directors believes it would be in our best interest to allow for the issuance of such stock options to the Executive Officers and Directors set forth above in order to retain and motivate these key individuals who are essential to our long-term growth and success. Assuming approval of Proposal No. 5, to the extent that all of the options that are the subject of this Proposal were exercised (determined as of May 11, 2000), 1,675,000 additional shares would be issued, resulting in an additional 9.3% of the outstanding shares of Common Stock as of May 11, 2000. The proceeds from the exercise of these options would be used for general corporate and working capital purposes.

If Proposal No.5 is not ratified by the Shareholders, the Board of Directors will rescind all the options described in Proposal No. 5.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO.5.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING AND APPROVING THE ISSUANCE OF STOCK OPTIONS GRANTED TO CERTAIN OF OUR OFFICERS
                                 AND DIRECTORS

       CERTAIN MEMBERS OF THE BOARD OF DIRECTORS RECOMMENDING SHAREHOLDER APPROVAL MAY HAVE CONFLICTS OF INTEREST MAKING SUCH RECOMMENDATIONS.
  THESE BOARD MEMBERS MAY PERSONALLY BENEFIT FROM APPROVAL OF PROPOSAL NO. 5. SEE "WHAT BENEFIT WILL NON-AFFILIATE DIRECTORS RECEIVE IF THIS PROPOSAL NO. 5
                                 IS APPROVED?"

                  THE MFSNT ACQUISITION AND RULE 4460(i)(1)(C)

Proposal Nos. 6 and 7 below have been submitted for Shareholder approval pursuant to certain rules and regulations, including Nasdaq Marketplace Rule 4460(i)(1)(C) ("Rule 4460(i)(1)(C)").

Rule 4460(i)(1)(C) requires shareholder approval when stock of another company is acquired if, due to the present or potential issuance of common stock or securities convertible or exercisable for common stock (other than a public offering for cash), the number of shares of common stock to be issued is or will be equal to or be in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities. As a result of our transaction with certain subsidiaries and divisions of WorldCom, Inc. (the "MFSNT Acquisition"), and as part of the consideration paid by us, we issued options and other derivative securities described below, and Rule 4460(i)(1)(C) is applicable, as described below.

Nasdaq has notified us that it believes that the grant of the securities described in Proposal Nos. 5 and 6 below (which securities include the "WorldCom Option" and the "WorldCom Equity Award" described in Proposal No. 5) should be integrated with the issuance of securities by us in connection with the Series B Offering, (described in Proposal No. 6 below) and that all such securities should be considered part of the MFSNT Acquisition. Nasdaq has raised no objection to our submitting the transactions covered by Proposal No. 5 and Proposal No. 6 as independent proposals by which Shareholders may separately vote.

Immediately prior to the date of the MFSNT Acquisition agreement (the "MFSNT Agreement") dated April 26, 1998, in connection with the MFSNT Acquisition, there were 9,379,824 shares of Common Stock outstanding, of which approximately 1,875,960 shares (the "MFSNT 20% Share Limitation") represented just less than 20%. As a result, pursuant to Rule 4460(i)(1)(C), the aggregate number of shares of Common Stock that may be issued in connection with the MFSNT Acquisition without shareholder approval is the MFSNT 20% Share Limitation. As such, the WorldCom Option and the WorldCom Equity Award as described in Proposal No. 6, converting or exchanging any shares of Series B Preferred Stock into or for Common Stock as described in Proposal No. 7, and the exercise of any of the Series B Warrants, also described in Proposal No. 7, are all in the aggregate, subject to the MFSNT 20% Share Limitation.

Proposal Nos. 6 and 7, however, are being submitted for Shareholder approval independent of the other. As of May 11, 2000, if

         - Proposal No. 6 only were approved, and

         - if

                  --the WorldCom Options were exercised, (for a total of 2,000,000 shares) and

                  --the WorldCom Equity Awards were exercised (for a total of 600,000 shares, assuming the maximum),

then the exercise of such securities, although not currently "in-the-money", would represent approximately 13.8% of our outstanding stock at May 11, 2000.

As of May 11, 2000, if

         - Proposal No. 7 only was approved, and

         - if

                  --we take into consideration the shares of our Common Stock that we issued in exchange for or upon converting the Series B Preferred Stock (for an aggregate of 1,809,714 shares), and

                  --the remaining outstanding Series B Warrants were exercised, although antidilutive and not "in-the-money" as of May 11, 2000 (for a total of 636,246 shares), along with the shares of Common Stock underlying the Series B Common Stock that was previously converted or exchanged, then such securities would represent approximately 13% of our outstanding Common Stock as of May 11, 2000. If both Proposal Nos. 6 and 7 were approved and all securities described in this paragraph were exercised or converted, as the case may be, then the exercise or conversion of such securities would represent approximately 25.8% of our outstanding Common Stock as of May 11, 2000.

As of May 11, 2000, we had issued an aggregate of 1,809,714 shares of our Common Stock to the holders of our Series B Securities in connection with the Series B Preferred Stock. None of the Series B Preferred Stock remains issued or outstanding. No other securities issued in connection with the MFSNT Acquisition have, as of the date of the mailing of these Proxy Materials, been exercised or converted.

Under Rule 4460(i)(1)(C), only the difference between the MFSNT 20% Share Limitation and the number of shares issued as of the date of the mailing of these Proxy materials of 1,809,714 shares may be issued with regard to any securities issued in connection with the MFSNT Acquisition without obtaining Shareholder approval (an additional 66,246 shares). If our Shareholders do not approve both Proposal No. 6 and Proposal No. 7, but only approve one of these Proposals, the conversion or exercise of the securities described in the Proposal not so approved will be subject to the MFSNT 20% Share Limitation. See Proposal Nos. 6 and 7 for a discussion of the adverse impact on us if Shareholder approval is not obtained.

                                 PROPOSAL NO. 6:

  APPROVING OUR POSSIBLY ISSUING MORE THAN 1,875,960 SHARES OF OUR COMMON STOCK
     UPON THE EXERCISE OF CERTAIN OPTIONS AND STOCK APPRECIATION RIGHTS WE GRANTED TO WORLDCOM, INC. IN CONNECTION WITH THE MFS NETWORK TECHNOLOGIES,
INC. ACQUISITION, WHICH SHARE AMOUNT OF 1,875,960 REPRESENTS AT LEAST 20% OF OUR
       OUTSTANDING COMMON STOCK DETERMINED IMMEDIATELY PRIOR TO THE MFSNT
                        AGREEMENT DATED APRIL 26, 1998.

Proposal No. 6 is independent of any other proposal submitted for Shareholder approval, including Proposal No. 7.

THE MFSNT TRANSACTION

Background

On July 2, 1998, we acquired the network construction and transportation systems business of MFSNT from WorldCom, Inc. ("WorldCom") pursuant to a merger agreement dated April 26, 1998 ("Plan of Merger"). On September 9, 1998, Able and WorldCom finalized the terms of the Plan of Merger through the execution of an amended agreement. The acquisition of MFSNT was accounted for using the purchase method of accounting at a total price of approximately $67.5 million. In addition, the MFSNT acquisition agreements, as amended, provides that on or before November 30, 2000, Able shall pay to WorldCom certain amounts, if positive, equal to: (i) the difference between $12.0 million related to losses on MFSNT projects in existence on March 31, 1998 and recorded by MFSNT as of June 30, 1998, and the amount actually lost on such contracts through November 30, 2000, and (ii) the difference between $5.0 million and the aggregate costs incurred by Able for defense of litigation, and payments made in settlement or in payment of judgments which respect to preacquisition litigation. The range of this contingent consideration potentially payable to WorldCom is from $0 to $17.0 million. Presently, our management expects to pay no additional consideration to WorldCom for these matters. The purchase price for MFSNT included the following consideration (in millions):

Contract price                      $58.8
Transaction related costs             4.6
WorldCom Option                       3.5
WorldCom Equity Award                 0.6
-----------------------------------------
Total Purchase Price                $67.5
=========================================

In conjunction with the acquisition of MFSNT, we granted an option to WorldCom (the "WorldCom Option") to purchase up to 2,000,000 shares of our common stock, at an exercise price of $7.00 per share, but subject to a 1,817,941 share maximum issuance limitation through "cashless" exercise, and the right to receive upon satisfaction of certain conditions phantom stock awards (the "WorldCom Equity Award") equivalent to 600,000 shares of common stock, payable in cash, stock, or a combination of both at our option. The WorldCom Equity Award is exercisable only on the following three days: July 1, 2000, July 2, 2001 or July 2, 2002. Upon exercise of the WorldCom Equity Award, WorldCom will be entitled to receive any appreciation of the Common Stock over a base price of $5 3/32 per share, but in no event shall the maximum payment exceed $25.00 per share. The WorldCom Equity Award may be adjusted to be based on up to 700,000 shares and the base price may be increased, but the maximum aggregate payment will not change. The fair values of the WorldCom Option and WorldCom Equity Award were estimated at the date of grant at $3.5 million and $0.6 million, respectively, and were included as a component of the total consideration paid for the acquisition of MFSNT.

On January 8, 1999, Able and WorldCom agreed to convert the WorldCom Option into stock appreciation rights ("SARs") with similar terms and provisions, except that the SARs provide for the payment of cash to WorldCom based upon the appreciation of our common stock over a base price of $7.00 per share. The SARs may revert back to the WorldCom Option allowing for the exercise of all 2,000,000 shares (no longer subject to the 1,817,941 share limitation) if required shareholder approval of the options is received. The conversion of the WorldCom Option to SARs was treated as the reacquisition of the WorldCom Option in exchange for a cash-settled obligation indexed to changes in the fair market value of our stock. The intrinsic value of the SARs at the date of exchange of approximately $1.9 million was charged to equity and reflected as a current liability. The liability will be adjusted at each balance sheet date for increases or decreases in the intrinsic value, with an offsetting charge or credit to income, until the SARs are paid, or if approved by the shareholders, converted back into an Option. The exercise period for the SARs granted commenced on July 1, 1999, and ends on January 2, 2002. As of October 31, 1999, the intrinsic value of the stock appreciation rights liability was $3.7 million. Changes in the valuation of the SARs have resulted in non-cash charges of $1.8 million during the year ended October 31, 1999.

In conjunction with the acquisition of MFSNT, Able entered into a five-year agreement with WorldCom to provide telecommunications infrastructure services to WorldCom (the "WorldCom Master Services Agreement") for a minimum of $40.0 million per year, provided that the aggregate sum payable to MFSNT shall be not less than $325.0 million, including a fee of 12 percent of reimbursable costs under the agreement ("Aggregate Sum"). If MFSNT declines any of the first $130.0 million of contract work in any year of the agreement, the value of the declined work reduces the Aggregate Sum. MFSNT has agreed that WorldCom will have met all of its obligations to MFSNT to the extent that payments to MFSNT reach an aggregate of $500.0 million at any time during the five-year term. During the fiscal years ended October 31, 1999 and 1998, we recognized revenues of approximately $61.6 million and $30.0 million, respectively, from the WorldCom Master Services Agreement.

We are a contractor for constructing and maintaining facilities-based communications systems for both public and private sector customers in the United States and South America. We have three operating groups:

         - Network Services,

         - Transportation Services, and

         - Communications Development.

Through MFSNT, we provide development, design, engineering, project management, installation, construction, operation and maintenance services for telecommunications systems. In addition, our Transportation Services Group provides services for the design, development, integration, installation, construction, project management, maintenance and operation of advanced intelligent transportation systems, automated toll collection systems and electronic traffic management and control systems. Our Communication Development Group provides communications design, installation and maintenance services to foreign telephone companies.

Prior to its acquisition by us, MFSNT provided design, development, engineering, installation, construction, operation and maintenance services for telecommunications systems, as well as design, development, integration, installation, construction, project management, maintenance and operation of automated toll collection systems, electronic traffic management and control systems and computerized manufacturing systems.

The address and telephone number of MFSNT is 1200 Landmark Center, Suite 1300, Omaha, Nebraska 68102-1841, telephone number (888) 638-6866. Our address and telephone number is 1000 Holcomb Woods Parkway, Suite 440, Roswell, GA 30076, telephone number (770) 993-1570.

Summary of the Terms of the MFSNT Acquisition Agreements

On September 9, 1998, we, WorldCom and WorldCom Network Services, Inc. ("WorldCom Network"), a wholly owned subsidiary of WorldCom, finalized the terms of the MFSNT Agreement through the execution of an amended agreement, which agreement was subsequently amended on January 26, 1999 (as amended, the "September Agreement").

In conjunction with the September Agreement, we entered into an additional agreement with WorldCom that provided for a grant of an equity award to be issued to WorldCom, Inc. in the form of a phantom stock award or other equity participation award ("WorldCom Equity Award") equivalent to 600,000 shares of common stock, payable in cash, stock, or a combination of both at our option. The WorldCom Equity Awards are convertible, in whole or in part, solely with respect to the following days: July 1, 2000, July 2, 2001, or July 2, 2002. Subject to the adjustments described below, WorldCom will be entitled to receive any appreciation of the Common Stock over a base price of $5 3/32 per share, but in no event shall the maximum payment exceed $25.00 per share. The September Agreement also extended the expiration date of the WorldCom Option.

On January 12, 2000, we entered into an agreement with WorldCom whereby WorldCom converted approximately $25.5 million of an original $30.0 million note we issued to WorldCom as part of the MFSNT Acquisition, into 3,050,000 shares of our Common Stock. The conversion was based on the January 8, 2000 closing price of our

Common Stock at $8.375 per share. The remainder of the original $30.0 million note, approximately $4.5 million was converted into an amended and restated note. The new WorldCom Note bears interest at 11.5 percent and will mature February 1, 2001.

The obligations under the new WorldCom Note are junior and fully subordinated to those under our secured credit facility. No amounts may be paid on the WorldCom Note so long as any debt is outstanding under the secured credit facility. Subject to the subordination provisions and after full payment of all amounts owed under the secured credit facility, the WorldCom Note may be prepaid as follows:

         - By applying 8 percent of the payment WorldCom Network owes us under the WorldCom Master Services Agreement,

         - By paying to WorldCom a portion of certain proceeds received by us upon the sale of certain conduit assets, and

         - By paying to WorldCom a portion of certain proceeds received from time to time under maintenance contracts for certain conduit projects.

In addition, if we do not repay the WorldCom Note in full by November 30, 2000, WorldCom also will be able to:

         - Require us to pay a 13.5 percent annual default rate of interest as long as we are in default,

         - Reduce the minimum yearly and aggregate revenues we would otherwise receive under the WorldCom Master Services Agreement, and

         - Refuse to give us additional work under the WorldCom Master Services Agreement while we are in default.

As part of the MFSNT Acquisition, we, WorldCom Network and MFSNT entered into a Master Services Agreement.

Reasons for the MFSNT Acquisition

The MFSNT Acquisition was deemed beneficial to Able and our Shareholders by our Board of Directors for the following reasons:

- In order to expand in the domestic market, we have pursued a strategy of growth through strategic acquisitions since December 1995. In general, this acquisition strategy was designed to decrease our exposure in foreign markets. As a result of our acquisition strategy, we acquired seven businesses including MFSNT. The acquisition of MFSNT further increased our United States operations.

         - The services provided by MFSNT were complementary to the services provided by us and our other subsidiaries prior to the date of the MFSNT acquisition.

         - The WorldCom Master Services Agreement provides a steady revenue stream for at least five years to us and allows our existing partners and customers to bid on contracts with WorldCom.

         - The acquisition increased our market share in the telecommunications industry.

Income Tax Consequences of the MFSNT Acquisition

There are no income tax consequences as a result of the MFSNT Acquisition.

See Appendix B for (i) additional information concerning Able's and MFSNT's business, (ii) our selected financial data (incorporated by reference to our Annual Report on Form 10-K for fiscal year ended 1998, filed February 24, 1999, as amended March 1, 1999, and as further amended on May 26, 2000 (collectively, the "Form 1998 10-K"), our Annual Report on Form 10-K for the fiscal year ended October 31, 1999, as filed February 22, 2000, as amended May 26, 2000

(collectively, the "Form 1999 10-K"), and our Current Report on Form 8-K as filed July 16, 1998, as amended August 31, 1998, as further amended October 2, 1998, and as further amended May 30, 2000 [collectively, the "MFSNT Acquisition 8-K"]); and (iii) Management's Discussion and Analysis of Financial Condition and Results of Operations of us and of MFSNT. See Appendix C for (i) financial statements for MFSNT (our financial statements are incorporated by reference to our Annual Report on Form 1998 10-K and Form 1999 10-K; and (ii) combined pro forma financial information for us and MFSNT.

The WorldCom Option and WorldCom Equity Award Issued in Connection with the MFSNT Acquisition

Because of Nasdaq's position regarding the integration of the WorldCom Option, the WorldCom Equity Award, the Series B Preferred Stock and the Series B Warrants, and after discussions with the staff at Nasdaq, on January 8, 1999, we and WorldCom modified the terms of

         - the WorldCom Option from a grant of options to a grant of stock appreciation rights, and

         - the WorldCom Equity Award,

until such time as Shareholder approval is obtained by us (if ever) to avoid any inadvertent violation of Rule 4460(i)(1)(C) with regard to the issuance of securities in excess of the MFSNT 20% Share Limitation, as described in this Proposal No. 6. As a result of these modifications, WorldCom currently is not entitled to receive any Common Stock upon the exercise of either the WorldCom Option or the WorldCom Equity Award. Additionally, holders of any stock appreciation rights, as described below, are not deemed to be holders of, or have any rights as a holder of, Common Stock with respect to any such stock appreciation rights.

The WorldCom Option, as modified, and the WorldCom Equity Award are described below:

- The WorldCom Option, as Modified

Until Shareholder approval is obtained by us in accordance with Rule 4460(i)(1)(C):

         --The WorldCom Option has been modified to a stock appreciation rights ("SAR") award, whereby the holder is entitled to participate in an increase in the value of an aggregate of 2,000,000 shares of Common Stock ("Aggregate Base Common Stock").

         --For each SAR exercised, WorldCom is entitled to receive an amount equal to the excess of the fair market value of the Common Stock (the "Appreciation Amount") as of the applicable exercise date over $7.00 (the "Strike Price"), payable in cash only. The Appreciation Amount is payable in cash within fifteen days of receipt of an exercise notice; provided however, that to the extent that we are required to pay in excess of $10.0 million in any twelve month period as a result of any exercises of any SAR, then the amount of such excess shall be represented by a promissory note with quarterly payments amortized ratably over a period of six months at 10% per annum.

         --The exercise period for the SAR commences on:

                  January 1, 2000 (the "Commencement Date"),

                  and terminates on January 2, 2002.

         --In the event

         of any change in our capital structure or our business as a result of any stock dividend or extraordinary dividend, stock split or reverse stock split,

                  recapitalization or reclassification of capital stock, or

                  any similar change affect our capital structure, and

         we determine an adjustment is appropriate,

         then the number of shares constituting the Aggregate Base Common Stock and the Strike Price will be appropriately adjusted consistent with such change.

         --In the event of

                  a merger or consolidation in which we are not the surviving entity or any transaction that results in the acquisition of substantially all of our outstanding Common Stock or assets ("Acquisition Events"),

         we may terminate all outstanding SARs, effective as of the Acquisition Event, by delivering a notice of termination at least 30 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, WorldCom has the right to exercise the SARs that are then outstanding as of the date immediately preceding the date of the Acquisition Event upon the occurrence of the Acquisition Event.

- The WorldCom Equity Award

On January 8, 1999, we and WorldCom entered into an agreement (the "Intent Agreement") that sets forth the terms and conditions of when the WorldCom Equity Award Agreement (the "Equity Award Agreement") will be executed. The Intent Agreement also sets forth the specific terms of the WorldCom Equity Award, to be evidenced in the form of a Stock Appreciation Rights Agreement ("SAR Agreement").

The Intent Agreement provides that until Shareholder approval is obtained by us in accordance with Rule 4460(i)(1)(C), the SAR Agreement will be executed at such time as it meets certain "Conditions to Issuance". These "Conditions to Issuance" (unless waived by us) are as follows:

         --the SAR Agreement will not be issued until the Registration Statement on Form S-1 (the "Registration

         Statement") filed with the SEC to register the Common Stock underlying the Series B Preferred Stock and Series B Warrants, as well as the Common Stock underlying the WorldCom Option and the WorldCom Equity Award, has been declared effective by the SEC and the shares of Common Stock being registered are subject to effective registration; and

         --we shall have obtained the consent or waiver of the senior lenders under the Credit Agreement to issue the SARs pursuant to the SAR Agreement;

provided that to the extent

         --the issuance of such SAR Agreement would otherwise cause a default in connection with any agreement or arrangement with any other third parties, including any of the agreements with the holders of any of the "Series B Securities," as defined in Proposal No. 6 below, or

         --if the "Conditions to Issuance" have not been satisfied on or before January 1, 2000 (originally February 28, 1999),

then in either of such events we and WorldCom shall use our respective good faith efforts to agree upon such modifications to the terms of the SAR Agreement so that such SAR Agreement would not cause such a default or require a consent from a third party.

Until Shareholder approval is obtained by us in accordance with Rule 4460(i)(1)(C),

         --when executed, the SAR Agreement will grant WorldCom the right to participate in an increase in the value of an aggregate of 600,000 shares (Aggregate Base Common Stock) of Common Stock whereby for each SAR exercise, the holder is entitled to receive an amount equal to the excess of the fair market value of the Common Stock in excess of $5-3/32 (the "Floor Collar Price"), as of July 1, 2000, July 2, 2001, or July 2, 2002 only; provided that, in no event shall the maximum amount payable exceed $25.00 per SAR.

         --To the extent that the fair market value of a share of Common Stock as of the date immediately preceding the execution of the WorldCom Equity Award is greater than the Floor Collar Price of $5-3/32, then the Floor Collar Price shall be adjusted to the then fair market value, and the ceiling collar price shall be adjusted to a dollar amount equal to the then fair market value plus $25.00; and the Aggregate Base Common Stock shall be adjusted (the "Adjusted Aggregate Base Common Stock") by

                  -multiplying 600,000 by a fraction,

                  -the numerator of which shall be the adjusted Floor Collar Price, and

                  -the denominator of which shall be $5-3/32;

                  provided that, the Adjusted Aggregate Base Common Stock shall, in no event, exceed a maximum of 700,000 shares of Common Stock. The maximum aggregate proceeds (whether in cash, stock or a combination thereof depending on whether Shareholder approval of Proposal No. 6 is obtained) that may be received by the holder from us from the exercise of the SAR rights issued pursuant to this SAR Agreement shall not exceed $15,000,000.

         --In the event

                  -of any change in our the capital structure or our business as a result of any stock dividend or extraordinary dividend,

                           stock split or reverse stock split,
                           recapitalization or reclassification of capital stock, or

                           any similar change affect our capital structure, and

                  -we determine an adjustment is appropriate,

then the number of shares constituting the Aggregate Base Common Stock and the collar price will be appropriately adjusted consistent with such change.

         --In the event of

                  -a merger or consolidation in which we are not the surviving entity, or

                  -any transaction that results in an Acquisition Event,

         then we may terminate all outstanding SARs, effective as of the Acquisition Event,

                  -by delivering a notice of termination at least 30 days prior to the date of consummation of the Acquisition Event;

                  provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, WorldCom has the right to exercise the SARs that are then outstanding as of the date immediately preceding the date of the Acquisition Event but contingent on the occurrence of the Acquisition Event.

         --The SARs may be exercised in whole or in part, only by written notice signed by the optionee and delivered to us within five days following any exercise day, specifying the number of SARs to be exercised,

                  the federal identification number of the optionee or transferee,

                  if the WorldCom Equity Award is to be exercised by any parties other than the Optionee, accompanied by proof that such parties have the right to exercise the Award, and such other required documents.

         ---Upon receipt of such notice, we shall have up to thirty (30) days to pay the holder the value of any SARs so exercised, payable in cash only by us.

         ---The maximum aggregate proceeds (whether in cash, stock or a combination thereof) that may be received by the Optionee from us from the exercise of the SAR rights issued pursuant to the WorldCom Equity Award shall not exceed $15.0 million.

Modifications to the WorldCom Option and the Intent Agreement

The WorldCom Option and the Intent Agreement were subsequently modified on March 15, 1999, to

         (1) provide that we have no obligation to appoint a person designated by WorldCom or any of its affiliates to our Board of Directors, as was originally required;

         (2) extend the commencement of the exercise period for the WorldCom Option to the earlier of

                  (i) one business day after the date upon which the potential issuance of Common Stock under the WorldCom Option is voted upon by the Shareholders, or

                  (ii)     January 1, 2000 (the "Commencement Date"),

         and ending on January 2, 2002 (the "Termination Date"); and

         (3) provide that the WorldCom Equity Award will be issued; provided that, to the extent the issuance of the WorldCom Equity Award would otherwise cause a default in connection with any agreement or arrangement with any other third parties, including any restrictive agreements (which include
                  (A) a Credit Agreement dated June 11, 1998, as amended, with our senior lenders, and (B) a Stock Purchase Agreement dated June 26, 1998 ("Purchase Agreement") with certain purchasers of our Series B Convertible Preferred Stock) the parties shall use their respective good faith efforts to agree upon such modifications to the terms of the WorldCom Equity Award so that such WorldCom Equity Award would not cause such a default or require a consent from a third party.

The Common Stock Underlying the WorldCom Option and the WorldCom Equity Award

For a general description of the Common Stock, par value $.001, underlying the WorldCom Option and the WorldCom Equity Award, see Proposal No. 2. Other than as described above, WorldCom is not entitled to any pre-emptive rights under the terms of either the WorldCom Option or the WorldCom Equity Award. The rights granted to WorldCom under the WorldCom Option and the WorldCom Equity Award are not limited or qualified by any rights of any other class of securities.

Effect of Shareholder Approval

When and if Shareholder approval is obtained by us in accordance with Rule 4460(i)(1)(C),

         --As to the WorldCom Option, as modified, the grant of the SARs reverts back to an option whereby the holder would be entitled to purchase an aggregate of two million shares (2,000,000) of Common Stock at $7.00 per share through January 2, 2002, and the grant of the SARs becomes void. We would then issue shares of our Common Stock upon any exercise of WorldCom Options. The WorldCom Options would then be subject to adjustments similar to those described under "WorldCom Option, as Modified." In order to exercise any options, the holder must give written notice to us, specifying:

                           the number of Options to be exercised,

                           the federal identification number of the optionee or transferee,

                           if the options are to be exercised by any parties other than the Optionee, accompanied by proof that such parties have the right to exercise the Award, and the exercise price in cash or other immediately available funds.

         --As to the WorldCom Equity Award, upon any exercise of the SARs, we would have the option to make payments in cash, stock, or a combination thereof.

The WorldCom Option and the WorldCom Equity Award each provide that at such time as Shareholder approval is obtained in compliance with Rule 4460(i)(1)(C), each of the agreements are automatically modified, without any further actions, as described in this Proposal No. 6.

--With respect to the shares of Common Stock underlying the WorldCom Option and the WorldCom Equity Award, even if Shareholder approval to Proposal No. 6 were obtained, unless and until the Registration Statement on Form S-1 (the "Registration Statement") that has been filed with the SEC to register such underlying shares of Common Stock has been declared effective (which, to date, has not yet occurred), the certificate representing such shares shall include the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED BY SUCH LAWS.

In the event that Shareholder approval is obtained as to this Proposal No. 6 and we elect to pay the WorldCom Equity Award in Common Stock or in the event of an exercise of the WorldCom Option, WorldCom would be entitled to receive up to a maximum of 2,000,000 shares of Common Stock under the WorldCom Option and up to a maximum of 600,000 shares of Common Stock under the WorldCom Equity Award. The shares represented by such exercise(s) would represent 13.8% of the outstanding Common Stock as of May 11, 2000 (independent of any other issuances, subject to Shareholder approval described elsewhere in these Proxy Materials) and would result in dilution to the current Shareholders' interests in our Company. Assuming Shareholder approval, no further authorization for the issuances upon the exercise of the WorldCom Option or WorldCom Equity Award will be solicited.

Any proceeds received from the exercise of the WorldCom Option (which, assuming Shareholder approval would be $14.0 million) would be used to repay or offset the WorldCom Note, for general corporate or working capital purposes.

Board Recommendation; Reasons

The Board of Directors believes that it is in our best interest for the WorldCom Option, as modified, to revert back to the WorldCom Option whereby we would receive cash in payment for any options exercised (as opposed to paying out cash in the event of an exercise of any SAR). Any cash received upon the exercise of WorldCom Options would be used to repay the WorldCom Note, for general corporate and working capital purposes. Similarly, our Board of Directors believes that it would be in our best interest to have the flexibility of paying any SARs exercised pursuant to the WorldCom Equity Award in cash, stock, or a combination thereof, at our discretion, as opposed to paying any SAR solely in cash. Payment upon the exercise of any SARs (under either the WorldCom Option or the WorldCom Equity Award) in cash only could materially and adversely affect our cash flow because

         - of the short time frame applicable to payment of any SARs exercised (between 15 and 30 days from the date notice is received by us),

         - payments by us to WorldCom could be significant, depending on the number of SARs exercised and the then fair market value of the Common Stock, and

         - while our senior lender has approved the grant of the SARs to WorldCom, it has not waived the right to call a default in the event that any of the SARs are exercised.

Additionally, we want to encourage WorldCom to continue to have an equity position in our company, given the volume of business currently and contemplated to be, conducted between us and WorldCom affiliates, including, among other agreements, the five-year Master Services Agreement between us and WorldCom Network to provide telecommunications infrastructure services to WorldCom affiliates. That Agreement could provide potential revenues to us of more than $420 million over a five year period.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 6.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING OUR POSSIBLY ISSUING MORE THAN 1,875,960 SHARES OF COMMON STOCK UPON EXERCISING OF CERTAIN
       OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED TO WORLDCOM, INC. IN CONNECTION WITH THE MFS NETWORK TECHNOLOGIES, INC. ACQUISITION, WHICH SHARE

   AMOUNT OF 1,875,960 REPRESENTS AT LEAST 20% OF OUR OUTSTANDING COMMON STOCK DETERMINED IMMEDIATELY PRIOR TO THE MFSNT AGREEMENT DATED APRIL 26, 1998.

                                 PROPOSAL NO. 7

  APPROVING OUR POSSIBLY ISSUING MORE THAN 1,875,960 SHARES OF OUR COMMON STOCK
     UPON EXERCISING WARRANTS ISSUED TO THE SERIES B INVESTORS, WHICH SHARE AMOUNT OF 1,875,960 REPRESENTS AT LEAST 20% OF THE OUTSTANDING COMMON STOCK
    DETERMINED IMMEDIATELY PRIOR TO THE MFSNT AGREEMENT DATED APRIL 26, 1998.

Proposal No. 7 is independent of any other proposal submitted for Shareholder approval, including Proposal No. 6.

The Series B Offering

Background

On June 30, 1998, we issued to the RoseGlen Group and the Palladin Group certain Series B Securities, initially consisting of an aggregate of

         - 4,000 shares of Series B Preferred Stock, and

         - Series B Warrants to purchase an aggregate of 1,000,000 shares of Common Stock at a then exercise price of $19.80 per share, which we refer to as the Initial Warrants.

We received total gross proceeds of $20.0 million from the sale of the Series B Securities, offset by $1.9 million in expenses associated with the issuance of the Series B Securities. We sold the Series B Securities to finance part of the purchase price of MFSNT.

The purchasers of the Series B Securities included two groups of accredited investors (for a total of seven investors):

         - The RoseGlen Group, which initially purchased 2,000 shares of Series B Preferred Stock and acquired Warrants to purchase 370,000 shares of Common Stock, and

         - The Palladin Group, which initially purchased 2,000 shares of Series B Preferred Stock and acquired Warrants to purchase 630,000 shares of Common Stock.

During September and October 1998, an aggregate of 436 shares of Series B Preferred Stock were converted by the holders into an aggregate of 1,007,927 shares of Common Stock.

The 1999 February Agreements

In January 1999, Interfiducia Partners, LLC, a Texas limited liability company entered into certain letter agreements with Able, the RoseGlen Group and/or the Palladin Group relating to the proposed purchase by Interfiducia of, among other things, all or a portion of the outstanding Series B Securities from the RoseGlen Group and the Palladin Group. We undertook due diligence regarding Interfiducia at that time and all parties continued their respective negotiations to finalize the contemplated transactions.

Because we were then in default under certain provisions of the terms of the Series B Securities, we believed that it was important to complete the transfer of all or a portion of the Series B Securities to a party willing to waive the defaults. Interfiducia was not able to provide the funds necessary to complete the transactions contemplated by the letter agreements in a timely manner in order to avoid paying certain premiums and penalties to the holders of the Series B Securities. As a result, on February 16, 1999, WorldCom advanced us $32.0 million, which we call the WorldCom Advance, to facilitate the purchase of

         - 2,785 shares, or approximately 78%, of the Series B Preferred Stock, and

         - the outstanding $10.0 million principal amount of our 12% Senior Subordinated Notes originally due January 6, 2005.

The WorldCom Advance is non-interest bearing, and is due on November 30, 2000. At the same time, WorldCom also agreed to make available to us additional advances of up to $15.0 million against amounts otherwise payable pursuant to the WorldCom Master Services Agreement. We are to repay any additional advances to WorldCom on November 30, 2000. The repayment of the WorldCom Advance is subordinate to our obligations under our senior credit facility. The WorldCom Advance was evidenced by a written agreement between WorldCom and us dated February 16, 1999, which was subsequently amended and restated as of April 1, 1999.

Immediately thereafter, we in turn, used the WorldCom Advance to advance funds, which we call the Company Advance, to Cotton Communications, Inc., which may be deemed an affiliate of us. On February 17, 1999, pursuant to certain purchase agreements between and among us, Cotton, the Palladin Group and/or the RoseGlen Group, which we call the February Agreement, Cotton, in turn, used the Company Advance to purchase approximately 78% of the outstanding shares of Series B Preferred Stock, or 2,785 shares of the 3,564 shares outstanding (1,425 shares from the RoseGlen Group for $11.0 million and 1,360 shares from the Palladin Group for $7.85 million, which amounts included any accrued dividends, interest or penalties), as well as the accrued obligations under the Senior Notes. The sole shareholder, officer and director of Cotton was Tyler Dixon. Mr. Dixon is a partner with the law firm of Raiford, Dixon & Thackston, LLP, which, during fiscal 1998, received approximately $125,000 in legal fees from us. Cotton received no consideration from Able in connection with the transactions. However, we agreed to continue using Mr. Dixon's legal services and we waived any conflicts that may arise with respect his performing such legal services as a result of Cotton's purchase of the Series B Preferred Stock. See "Certain Relationships and Related Party Transactions" for a discussion concerning the consulting agreement between Mr. Dixon and us dated January 1, 1999 and effective April 1, 1999 and the grant of stock options to Mr. Dixon.

Interfiducia continued to state to us throughout Cotton's negotiations with the Palladin Group and the RoseGlen Group and subsequent to consummating the February Agreements, that it would acquire Cotton's position. Cotton verbally agreed that if Interfiducia came forward with funds shortly after the consummation of the February Agreements, it would sell certain of the Series B Securities and the Senior Notes to Interfiducia on the same terms and conditions. Nonetheless, Interfiducia was never able to fund the proposed acquisition in a timely manner nor were we able to obtain satisfactory due diligence regarding Interfiducia and its principals. As a result, Interfiducia never acquired Cotton's position.

The March Cotton Redemption

On March 22, 1999, we entered into a termination agreement with Cotton whereby we redeemed the Senior Notes held by Cotton, as well as the 2,785 shares of Series B Preferred Stock from Cotton in exchange for the cancellation of the Company Advance made to Cotton on February 17, 1999. On May 7, 1999, we acquired 630,000 Series B Warrants from the Palladin Group at $3.00 per Warrant, for a total of $1.89 million. The Senior Notes have now been marked paid, and the 2,785 shares of Series B Preferred Stock have been retired and the 630,000 Series B Warrants have been cancelled.

The February 2000 Agreements

Through February 3, 2000, the RoseGlen Group and the Palladin Group held the following Series B Securities and we had issued the following amount of Common
Stock:


                             Series B Preferred Stock          Series B Warrants      Common Stock(2)

The RoseGlen Group                     375                         370,000                 461,907
The Palladin Group                     404                         ---0---(1)              546,020
                                       ---                         -------               ---------
TOTAL                                  779                         370,000               1,007,927
                                       ===                         =======               =========

------------------

(1) On May 7, 1999, we purchased 630,000 Series B Warrants owned by the Palladin Group at $3.00 per share and, as a result, such Warrants were retired.

(2) Represents shares of Common Stock issued upon conversion of an aggregate of 436 shares of Series B Preferred Stock.

Through February 4, 2000, we were in default of a number of provisions under the terms of the Series B Securities, including the fact that the registration statement we filed with the SEC to register the shares of our Common Stock underlying the Series B Securities was still not effective. On February 4, 2000, we entered into Securities Exchange Agreements with the Palladin Group and the RoseGlen Group (the "2000 February Agreements") whereby we converted approximately $6.3 million of the Series B Preferred Stock to Common Stock and concurrently we redeemed approximately $10 million redemption value of the remaining Series B Preferred Stock from a portion of the proceeds we received from the Series C Offering described in Proposal No. 8 below.

As part of the 2000 February Agreements, generally,

         -As to the RoseGlen Group, in exchange for 375 shares of Series B Preferred Stock, we

                  --issued 500,000 shares of Common Stock,

                  --paid the holders an aggregate of $5,031,978; and

                  --issued five year warrants to purchase 100,000 shares of Common Stock at an exercise price of $10.127 per share, which was 130% of the fair market value of our Common Stock at closing, which are subject to adjustments in the event of any subdivisions, combinations, stock dividends, reclassification, mergers or similar events.

         -As to the Palladin Group, in exchange for 404 shares of Series B Preferred Stock, we

                  --issued 301,787 shares of Common Stock, which number of shares may be increased if, at the end of one hundred trading days from February 4, 2000, the Average Trading Price of our Common Stock, calculated as described below, is less than $7.79 per share (the price of our Common Stock on February 3, 2000);

                  --paid the holders an aggregate of $5,816,394;

                  --issued First Warrants exercisable for 66,246 shares of Common Stock, as described below , and

                  --issued five year warrants to purchase 100,000 shares of Common Stock at an exercise price of $10.127 per share, which was 130% of the fair market value of our Common Stock at closing, and which are substantially similar to the RoseGlen Warrants, and which we refer to as the "Second Warrants."

The Remaining Series B Securities

Below is a description of the terms of the Series B Securities which are still outstanding:

-Remaining Initial Series B Warrants (370,000 shares)

Adjustments to the
Exercise Price                      The exercise price is subject to
                                    proportional adjustments pursuant to
                                    certain anti-dilution provisions in the
                                    event that we take any of the following
                                    actions:

                                    --A forward or reverse stock split,

                                    --A stock dividend,

                                    --A merger, consolidation or transfer or sale of all or substantially all of our assets,

                                    --A reorganization or reclassification of the Common Stock,

                                    --If we distribute to holders of our Common
                                    Stock, other than as part of our
                                    dissolution, liquidation or the winding up of our affairs, any shares of our capital stock, any evidence of indebtedness, or any of our assets (other than Common Stock), or

                                    --Any other similar action of the type
                                    described or contemplated above.

--Cashless Exercise                 The Initial Warrants may be exercised, in
                                    whole or in part, on a "cashless" basis.

--Exercise
  Period Through June 30, 2003; however, the expiration date of the Initial Warrants will be extended by 1.5 days for every day between December 27, 1998 and June 30, 2003 upon which a registration statement covering the shares of Common Stock underlying the Initial Warrants is not effective.

--Exercise Price                    The exercise price was initially $19.80 per
                                    share. Subsequently, the exercise price
                                    of 370,000 Initial Warrants was reduced to $13.25 per share.

--Limit on Exercise                 In no event shall any holder of Initial
                                    Warrants be entitled to exercise such
                                    Warrants if and to the extent that such
                                    holder (together with its affiliates)
                                    would beneficially own, immediately after and giving effect to such conversion, greater than 4.99% of the outstanding shares of Common Stock.

--Number of Initial Warrants        Initially 1,000,000, of which 370,000
                                    remain outstanding, and which are
                                    currently owned by the RoseGlen Group.

--Redemption                        At any time and from time to time until all
                                    of the Initial Warrants have been exercised
                                    (or retired), and provided that we are not in breach of any provisions of the Initial
                                    Warrants, we may purchase the Initial
                                    Warrants from the holders thereof (upon 30 days prior written notice) at a purchase price equal to $35.00, multiplied by the number of the unexercised Initial Warrants owned by such holder (the "Repurchase
                                    Price").

-The RoseGlen Series B Securities Exchange Agreement Warrants

--Adjustments to the
  Exercise Price                    The exercise price and number of warrant
                                    shares are subject to a proportional
                                    adjustment pursuant to certain
                                    anti-dilution provisions in the event that we take any of the following actions:

                                    --A forward or reverse stock split or
                                    similar issuance,

                                    --A stock dividend,

                                    --A merger, consolidation or transfer or sale of all or substantially all of Able's assets, or

                                    --A reorganization or reclassification of the Common Stock,

                                    --If we distribute to holders of our Common
                                    Stock, other than as part of our
                                    dissolution, liquidation or the winding up of our affairs, any shares of our capital stock, any evidence of indebtedness, or any of our assets (other than Common Stock), or

                                    --Any other similar action of the type
                                    described or contemplated above.

--Cashless Exercise                 The RoseGlen Warrants may be exercised, in
                                    whole or in part, on a "cashless" basis.

--Exercise Price                    $10.127 per share, which was 130% of the
                                    market price of our Common Stock at closing

--Exercise Period                   Through February 3, 2005, however
                                    the expiration date of the RoseGlen
                                    Warrants will be extended by 1.5 days for every day between October 31, 2000 and February 3, 2005 upon which a registration statement covering the shares of Common
                                    Stock underlying the RoseGlen Warrants is not effective.

--Limit on Exercise                 Same as the Initial Warrants.

--Number of Warrants                RoseGlen Warrants to purchase 100,000
                                    shares of our Common Stock.

-RoseGlen's Registration Rights and Our Obligations

--Blackout Periods                  See our discussion below in Proposal No. 8
                                    concerning the Series C Securities.

--Conversion Deficiency             See our discussion below in Proposal No. 8
                                    concerning the Series C Securities.

--Delisting; No Listing             If we fail, refuse, or cannot cause the
                                    Registrable Securities, as defined below, covered by the Registration Statement to be listed with Nasdaq or any other approved market from the Listing Period, which begins the earlier of

                                    --May 4, 2000, or

                                    --the date the Registration Statement is declared effected by the SEC then we must pay 3% of the aggregate market value of the

                                            -Common Stock held by such Holder,
                                            and

                                            -the Warrant Shares

                                    for each 30-day period from and after the Listing Period during such time as the Registrable Securities are not so listed.

--Premium Price Redemption
  for Cash Payment Defaults         If we fail or refuse to pay any default
                                    payments or honor any penalty or amounts when due, at any holder's request, we may be required to purchase all or a portion of

                                    --the Common Stock and Warrant Shares held by such Holder, with default payments accruing through the date of such purchase, within five days of such request, at a purchase price of 130% of the fair market value of such shares, and

                                    --if the Warrant has not been exercised, by reducing the then exercise price by 30%.

--Registration Deadline             October 31, 2000

--Registrable Securities            Generally, 500,000 shares of Common Stock
                                    and 100,000 shares of Common Stock
                                    underlying the RoseGlen Warrants.

--Registration Statement
  Requirement to File               We were required to file a registration
                                    statement with the SEC by March 20, 2000, however, because we currently have a registration statement filed with the SEC on Form S-1 to register common stock on behalf of the holders, we have satisfied this obligation.

--Registration Statement
  Delay in Effectiveness            If the registration statement is not
                                    effective by October 31, 2000, then the
                                    exercise price of the Warrants will be
                                    reduced by 1% during the 30-day period from and after October 31, 2000 during any part of which the registration statement is not effective, and shall be further reduced by an additional 1.5% during and after each 30-day period thereafter.

-Adjustment to the Number of Shares of Common Stock Issued to the Palladin Group at Closing.

At the end of the period that is 100 Trading Days from February 4, 2000 (June 27, 2000), the Palladin Group will deliver a notice to us setting forth the Average Price and the calculation of any adjustment. Below is a discussion of how this works.

--Adjustment                        If the Average Price is less than $7.79 per
                                    share, we will issue to the Holders, pro rata, additional shares of Common Stock in an amount equal to

                                    --the Remaining Redemption Price
                                    ($2,866,977), divided by

                                    --the Average Price, minus

                                    --301,787 shares and

                                    --66,246 shares underlying the First
                                    Warrants;

                                    provided, however, if we are unable to issue shares pursuant to the foregoing as a result of the failure to obtain shareholder approval to issue the Common Stock to the Holders in excess of the Maximum Share Amount (368,033 shares), then we must pay the Holders, pro rata, a cash payment, equal to

                                    --the Current Redemption Price ($12.125 per share), multiplied by

                                    --an amount equal to

                                            -the Remaining Redemption Price
                                            ($2,866,977), divided by
                                            -the Average Price, minus
                                            -301,787 shares, and
                                            -66,246 shares underlying the First
                                            Warrants.

--Average Price                     Average Price means the average of the
                                    fifty low Trading Prices on Nasdaq during each pair of two consecutive Trading Days from the date hereof and ending on that date which is 100 Trading Days from February 4, 2000. However, if the Average
                                    Price

                                    --is less than $4.00, then the Average
                                    Price for this purpose shall be $4.00.

--Closing Price                     $7.79 per share

--Current Redemption
  Price                             $12.125 per share.

--Maximum Share Amount              368,033 shares of Common Stock

--Remaining Redemption Price        Maximum Share Amount multiplied by the
                                    Closing Price.

-Palladin First Warrants            (66,246 shares)

--Adjustments to the
  Exercise Price                    Same as the RoseGlen Series B Securities
                                    Exchange Agreement Warrants

--Cashless Exercise                 The First Warrants may be exercised on a
                                    "cashless" basis.

--Exercise Period                   Beginning the date we determine the Average
                                    Price and ending 30 days thereafter.

--Limit on Exercise                 Same as the RoseGlen Series B Securities
                                    Exchange Agreement Warrants.

--Number of Warrants                First Warrants to purchase 66,246 shares of
                                    our Common Stock.

--Exercise Price                    The Exercise Price of the First Warrants is
                                    the product

                                    --of

                                            -the Average Price, which will not
                                            be greater than $9.50, multiplied
                                            by

                                            -301,787 plus the number of shares
                                            to be issued pursuant to any First
                                            Warrant, minus

                                    --the Remaining Redemption Price
                                    ($2,866,977), divided by

                                    --the number shares issued pursuant to each First Warrant;

                                            -provided however, that if the
                                            Average Price is less than the
                                            Closing Price ($7.79 per share), the
                                            Exercise Price  means $.01 per
                                            share.

-Palladin Second Warrants

--Adjustments to the
  Exercise Price                    Same as the RoseGlen Series B Securities
                                    Exchange Agreement Warrants

--Cashless Exercise                 The Second Warrants may be exercised on a
                                    "cashless" basis.

--Exercise Period                   Through February 4, 2005, subject to
                                    adjustment.

--Limit on Exercise                 Same as the RoseGlen Series B Securities
                                    Exchange Agreement Warrants

--Exercise Price                    $10.127 per share, which is equal to 130%
                                    of the fair market value of our Common
                                    Stock as of the date of grant.

--Additional Terms                  For additional terms, see Proposal No. 8
                                    concerning the "Registrable Securities".

The Common Stock Underlying the Series B Securities

For a general description of our Common Stock underlying the Series B Warrants, see Proposal No. 2. Other than as described above, the holders of the Series B Securities are not entitled to any pre-emptive rights under the terms of the Series B Warrants. The rights granted to the holders of the Series B Securities under the Series B Warrants are not limited or qualified by any rights of any other class of securities.

With respect to the shares of Common Stock underlying each of the Series B Warrants, even if Shareholder approval was obtained, unless and until the Registration Statement that has been filed with the SEC to register such underlying shares of Common Stock has been declared effective (which, to date, has not yet occurred), the certificate representing such shares shall include the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED BY SUCH LAWS.

Nasdaq Rule 4460(i) and its Effect of Shareholder Approval

Rule 4460(i) requires Shareholder approval for certain events, including among other situations

         -upon a change of control,

         -when stock of another company is acquired if, due to the present or potential issuance of common stock or securities convertible or exercisable into common stock, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities, or

         -in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.

As of the date of the mailing of these Proxy Materials, the RoseGlen Group and the Palladin Group have converted their Series B Preferred Stock into an aggregate of 1,809,714 shares of Common Stock. The MFSNT 20% Share Limitation (determined as of April 26, 1998) is 1,875,960 shares of Common Stock and thus, only an additional 66,246 shares of Common Stock may be issued by us to holders of securities issued in connection with the MFSNT Acquisition, without exceeding the MFSNT 20% Share Limitation or obtaining Shareholder approval.

Because certain of the Series B Warrants are "future-priced securities", the total number of shares actually issuable cannot be determined since the exercise prices are subject to change, depending on the stock price of the Common Stock and on whether we are in default of certain provisions on any given day. Thus, the number of shares of Common Stock into which the remaining outstanding Series B Warrants may be exercised cannot be pre-determined. Additionally, there is either a de minimus or no minimum exercise price or a maximum number of shares of Common Stock into which the Series B Warrants held by the RoseGlen Group are exercisable. As a result, we are seeking Shareholder approval to permit the RoseGlen Group and the Palladin Group (and any subsequent holder) to exercise their respective Series B Warrants in excess of the MFSNT 20% Share Limitation, since the percentage of our shares that may be issued upon conversion may be subject to change.

Moreover, even if all the Series B Securities were not integrated with the grant of the WorldCom Option and the

WorldCom Equity Award pursuant to Rule 4460(i)(1)(C), as discussed above, it is possible that based upon the total number of shares of Series B Preferred Securities and Common Stock issued in connection with the Series B Offering, at any time, the number of shares that could ultimately be exercised for a number of shares of Common Stock could exceed the MFSNT 20% Share Limitation, depending on the conversion price or exercise price, independent of the number of shares that may be issued upon the exercise of the WorldCom Option and the WorldCom Equity Award (assuming Shareholder approval). Thus, Shareholder approval of Proposal No. 7 is necessary pursuant to Rule 4460(i)(1)(C), independent of the WorldCom Option and the WorldCom Equity Award, as described in Proposal No. 6. However, even if Shareholder approval of Proposal No. 7 is obtained, the Palladin Group and the RoseGlen Group must each provide not less than 60 days prior written notice to us of their respective intents to own more than 4.99% of our outstanding Common Stock.

Furthermore, because certain of the Series B Warrants are exercisable for Common Stock at any time at a discount from the market price of the Common Stock at the time of exercise, Rule 4460(i)(1)(D) is also applicable. Rule 4460(i)(1)(D), among other things, requires Shareholder approval in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the common stock. Because the exercise price for the Series B Warrants is discounted from or less than the market price of the Common Stock, Rule 4460(i)(1)(D) applies to exercise of the Series B Warrants.

If Proposal No. 7 is approved by the Shareholders, no further authorization for the issuances upon exercise of the Series B Warrants will be solicited.

Assuming Shareholder approval, any proceeds received by us from the exercise of the

         -Initial Series B Warrants, based upon an exercise price of $13.25 per share,

         -RoseGlen Series B Securities Exchange Agreement Warrants, based upon an exercise price of $10.13 per share,

         -Palladin First warrants, based upon an exercise price of $0.01 per share, and

         -Palladin Second Warrants, based upon an exercise price of $10.13 per share,

we could receive proceeds of up to approximately $6,900,000 which we would use for debt reduction and/or working capital.

Reasons for Approval of Proposal No. 6 and our Board's Recommendation

Our Board of Directors believes that it is in our Shareholders' best interest for the holders of the Series B Securities to be entitled to convert their shares of Series B Preferred Stock into Common Stock and exercise the Series B Warrants

         -in an amount of Common Stock that represents more than the MFSNT 20% Share Limitation (taking into consideration the securities described in both Proposal No. 6 and Proposal No. 7),

         -at an exercise price that is less than the market value of the Common Stock, and

         -into an amount of Common Stock that could result in a change of control (assumed to be 30% or more ownership of the Common Stock).

Approving Proposal No. 7 by our Shareholders would satisfy the Shareholder approval requirements of Nasdaq Rules 4460(i)(1)(B), (C) and (D). Assuming Shareholder approval, if the holders of the Series B Preferred Stock had exercised their remaining Warrants into Common Stock, the holders would have received, in the aggregate, approximately, 2,445,950 shares of Common Stock, including an aggregate of 1,809,714 shares we previously issued upon the conversion or exchange of Series B Preferred Stock. These additional shares would have represented 13.0% of our outstanding Common Stock at May 11, 2000. If Proposal No. 7 is approved by the Shareholders, no further authorization for the exercise of the Series B Warrants will be solicited.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 7.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING OUR POSSIBLY ISSUING
    MORE THAN 1,875,960 SHARES OF COMMON STOCK UPON THE EXERCISE OF CERTAIN WARRANTS ISSUED TO THE SERIES B INVESTORS, WHICH SHARE AMOUNT OF 1,875,960
REPRESENTS AT LEAST 20% OF THE OUTSTANDING COMMON STOCK DETERMINED IMMEDIATELY
              PRIOR TO THE MFSNT AGREEMENT DATED APRIL 26, 1998.


                                 PROPOSAL NO. 8

 APPROVING OUR POSSIBLY ISSUING MORE THAN 3,128,500 SHARES OF OUR COMMON STOCK
   UPON CONVERTING THE SERIES C PREFERRED STOCK AND EXERCISING THE SERIES C WARRANTS ISSUED IN THE SERIES C OFFERING, WHICH SHARE AMOUNT OF 3,128,500
REPRESENTS AT LEAST 20% OF THE OUTSTANDING COMMON STOCK DETERMINED IMMEDIATELY PRIOR TO THE CLOSING OF THE SERIES C OFFERING, WHICH OCCURRED FEBRUARY 7, 2000.

Proposal No. 8 is independent of any other proposal submitted for Shareholder approval.

THE SERIES C OFFERING

On February 4, 2000, we entered into the Series C Convertible Preferred Stock Purchase Agreement with certain seven accredited investors, four of whom had previously purchased securities from us. In connection with the Series C Stock Purchase transaction,

         -The Series C Investors purchased 5,000 shares of the Series C Convertible Preferred Stock at $3,000 per share for an agreement of $15.0 million.

         -The Series C Investors also received warrants exercisable for 200,000 shares of our Common Stock initially at 115% or the Initial Conversion Price of $9.35 per share or $10.75 per share, which was 115% of the then market price of our Common Stock, through February 3, 2005. The Conversion Price may be reduced to $4.00 per share or lower as described below. The exercise period for the warrants may also be extended by 1.5 times the number of days after October 31, 2000, required for the registration statement registering the shares underlying the Series C Warrants to be made effective.

         -The Series C Investors have registration rights with respect to the shares of Common Stock underlying

                  -the Series C Preferred Stock, and
                  -Warrants

         -We used approximately $10.0 million from the proceeds of the Series C issuance to satisfy our obligations to the holders of the Series B Convertible Preferred Stock and we used the remaining proceeds for working capital.

         -So long as at least 20% of the Series C Preferred Stock or Warrants remains outstanding, we will not

                  -declare or pay any dividends or make any distributions to holders of our Common Stock, or

                  -purchase or acquire for value, directly or indirectly, any of our equity securities.

         -Until 90 days after the Registration Statement has been declared effective by the SEC and the Common shares underlying the Series C Preferred Stock and the Warrants are subject to effective registration, neither Able, nor any of our subsidiaries, may issue any equity securities or instruments or rights convertible into or exchangeable or exercisable for any equity securities, except

                  -for currently outstanding convertible securities,

                  -shares issued pursuant to the Able Telcom Holding Corp. 1995 Stock Option Plan, as amended, or other options to our employees,

         -Unless agreed to by the Series C Investors, prior to February 4, 2001, or such additional time if we do not have an effective registration by October 31, 2000, we may not issue or grant

                  -any convertible securities if the terms do not provide for a fixed rate of conversion throughout such security's term, or

                  -any option, warrant or other right to purchase our securities whose exercise is contingent upon, or whose price is determined with respect to, the market price for our Common Stock.

         -Through September 30, 2000, the Series C Investor may purchase additional Preferred Stock for an aggregate of $15.0 million, at $3,000 per share, having the rights, designations and preferences then in effect for the Series C Preferred Stock. The September 30 date may be extended for each day after October 31, 2000 there is not an effective registration statement.

Series C Investors' Right of First Refusal

As part of the Series C transaction, we agreed not to offer, sell, contract or issue or deliver any securities in a private placement or other transaction, other than in connection with an employee stock purchase or similar plan or an acquisition of another company, unless we first offer such securities to the Series C Investors as follows:

         -We will provide written notice of our intent to enter into such a transaction together with a term sheet containing the economic terms and significant provisions thereof and any other information the Series C Investors reasonably request.

         -Each Series C Investor will have twenty (20) Trading Days from receipt of the Offer to deliver a written notice to us that such Series C Investor wishes to accept the Offer in whole or in part (subject to satisfactory due diligence and reasonably acceptable definitive documentation), for the private placement.

         -If a Series C Investor rejects the Offer or fails to respond within such twenty (20) Trading Day period, then we can complete such private placement without such Series C Investor on terms and conditions substantially the same as those contained in the Offer.

         -If a Series C Investor accepts the Offer but fails to close the private placement within 30 Trading Days of accepting the Offer for any reason other than

                  --any breach by us of our obligations under the Series C documents or the applicable private placement,

                  --any delay by us or reasonable delay by such Series C Investor in connection with execution of definitive documentation,

                  --if the parties fail to reasonably agree on definitive documentation, or

                  --reasonable dissatisfaction by such Series C Investor with their due diligence examination,

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         the Offer to such Series C Investor shall terminate and such Series C
         Investor shall be entitled to receive any Offer in any future private placement except for

                  --transactions between us and

                           MCI WorldCom, Inc.,

                           WorldCom Network Services, Inc.,

                           Triarc Companies, and/or Messrs. Peltz, May, Packer or any of their respective affiliates, and

                           Foothill Capital Corporation,

                  --strategic investments in us or in any of our subsidiaries by an industry joint venture partner,
                           industry supplier, or
                           a customer of either of the above, and

                  --a public or private secondary offering if we receive net proceeds of at least $20.0 million.

Series C Investors' Registration Rights

As part of the Series C Offering, we also agreed to use our best efforts to effect the registration of the following Registrable Securities on or before October 31, 2000:

         -301,787 shares of our Common Stock, received by the Series C Investors, which we call the Secondary Common Shares,

         -Common Stock and Warrants shares issued to any holder in connection with the Exchange Agreement or upon their converting the Series C Preferred Stock or Warrants, as applicable, or upon any stock split, stock dividend, recapitalization or similar event with respect to such securities,

         -any securities issued or issuable to each Holder upon converting, exercising or exchanging any Secondary Common Shares, Series C Preferred Stock, Warrants, Warrant Shares, or Common Shares, and

         -any other of our securities issued as a dividend or other distribution with respect to, or upon converting or exchanging, or in replacing any of these securities.

         Our obligations include, without limitation,

         -filing a registration statement with the SEC and using our best efforts to cause it to be declared effective on or before October 31, 2000,

         -The number of shares of Common Stock that we initially must include are to be not less than

                  --the number of shares of Common Stock for which the Series C Preferred Stock are at any time convertible in full, assuming a Conversion Price of $4.00 per share, and

                  --105% of the number of Warrant Shares that are then issuable upon the exercise of the Warrants

         -executing an undertaking to

                  -file post-effective amendments,


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                  -file appropriate qualification under applicable blue sky or other state securities laws, and

                  -undertake appropriate compliance with applicable regulations issued under the Securities Act as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) in all states reasonably requested by the Holder on an approved market.

         If the Registration Statement is not effective by October 31, 2000, the Conversion Price will be reduced by

         -10% on November 1, 2000 and

         -further reduced by an additional 1% on the last day of each successive 30-day period after the Registration Deadline until the Registration Statement has been declared effective.

-The Series C Convertible Preferred Stock. Below is a summary of the current material terms of the Series C Preferred Stock.

--Adjustment of Conversion
  Price if we Issue
  Certain Securities                We will further adjust the Conversion Price
                                    if

                                    -at any time prior to February 4, 2001, we issue or sell Common Stock, or securities convertible into, exercisable for, or exchangeable for, Common Stock at a sales, exercise, or conversion price less than the Conversion Price, then the Conversion Price shall be reduced, but never increased, to equal the reduced price.

                                    However, notwithstanding what is discussed above, we do not have to adjust the Conversion Price if we issue shares or options

                                    --pursuant to our employee, director or
                                    consultant stock option plans or employee stock purchase plans currently in force, or

                                    --as a consideration for an Equity Sale.

                                    Nonetheless, if, at any time when any
                                    Preferred Shares are outstanding, we effect an Equity Sale at a Reduced Price that is below the Closing Bid Price on the day any of our securities that are part of such Equity Sale are issued or sold, then generally, the Conversion Price will be reduced by multiplying the Conversion Price by a fraction,

                                    --the numerator being an amount equal to the sum of

                                            -the number of shares of Common
                                            Stock outstanding immediately prior
                                            to the Equity Sale, multiplied by
                                            the then prevailing Closing Bid
                                            Price, and

                                            -the aggregate consideration
                                            received for the Equity Sale, and

                                    --the denominator of which shall be equal to

                                            -the number of shares of Common
                                            Stock outstanding immediately after
                                            the Equity Sale, multiplied by the
                                            Closing Bid Price.

--Adjustments of Conversion

   Price if We Subdivide or          At any time, if we subdivide, by stock
   Combine our Common Stock          split, stock dividend, recapitalization or
                                     otherwise, one or more classes of our
                                     outstanding shares of Common Stock into a greater number of shares, we will proportionately reduce the Conversion Price that was in effect immediately prior to such subdivision. At any time, if we combine, by combination, reverse stock split or otherwise, one or more of our classes of Common Stock, we will proportionately increase the Conversion
                                     Price in effect immediately prior to such combination.

--Adjustments of Conversion
  Price if we Issue
  Convertible Securities            If we issue or sell convertible securities
                                    that are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, for which we refer to the formulation for such variable price the "variable price," we will provide a written variable notice via facsimile and overnight courier to each holder of the Preferred Shares on the date we issue any convertible securities. If the holders of Preferred Shares representing at least two-thirds of the Preferred Shares then outstanding provide written notice via facsimile and overnight courier to us within five business Trading Days of receiving a Variable Notice that such holders desire to replace the Conversion
                                    Price then in effect with the Variable
                                    Price described in such Variable Notice, then from and after the date we receive the Variable Price Election Notice the
                                    Conversion Price as to all outstanding
                                    Preferred Shares will automatically be
                                    replaced with the Variable Price, with such modifications as may be required to give full effect to the substitution of the Variable Price for the Conversion Price. If a holder delivers a Conversion Notice at any time after we issue convertible securities with a Variable Price but before such holder receives our Variable Notice, then such holder shall have the option by written notice to us either to

                                    --rescind such Conversion Notice or

                                    --have the Conversion Price be equal to
                                    such Variable Price for the conversion
                                    effected by such Conversion Notice.

--Adjustment to the Conversion
  Price if we Reclassify,
  Consolidate or Merge              Prior to our consummating any Organic
                                    Change, we will make appropriate
                                    provisions, which is subject to the Series
                                    C Holders' approval, to ensure that each of the holders will thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the shares of Common Stock otherwise acquirable and receivable upon converting such holder's
                                    Preferred Shares, including, if we
                                    consolidate, merge or we enter into a sale in which the successor entity or purchasing entity is not us, an immediate adjustment of the Conversion Price to reflect the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale to reflect the price of the common stock of the surviving entity and the market in which such common stock is traded. We will not consolidate, merge, or sell, unless prior to the consummation of the proposed transaction, the successor entity, if other than us, resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the Preferred Shares then outstanding, the obligation to deliver to each holder of Preferred Shares such shares of stock, securities or assets as such holder may be entitled to acquire.


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--Blackout Periods                  If at any time after the effective date of
                                    our Registration Statement, if the
                                    Registration Statements' effectiveness is suspended for more than the Suspension Grace Period, then we must pay each holder for each 30-day period (prorated for any partial period) from and after the Suspension Grace Period. After the fifth Trading Day following the Suspension Grace Period's expiration, a Holder will have the right to have us redeem its Series C Preferred and or Registrable Securities, in whole or in part, as follows:

                                    --As to the Series C Preferred Stock, the shares will be redeemable at the Triggering Event Redemption Price,

                                    --As to the Registrable Securities, the
                                    securities will be redeemable at the
                                    Premium Redemption Price.

--Cap Allocation Amount             The Cap Allocation Amount is

                                    --the Exchange Cap amount multiplied by

                                    --a fraction,

                                            -the numerator of which is the
                                            number of Preferred Shares issued
                                            to such holder pursuant to the
                                            Investment Agreement, and

                                            -the denominator of which is the
                                            aggregate amount of all the
                                            Preferred Shares issued to the
                                            holders pursuant to the Investment
                                            Agreement.


--Closing Bid Price                 Generally, the Closing Bid Price for our
                                    securities is the last closing bid price on the Nasdaq National Market, the American
                                    Stock Exchange or the New York Stock
                                    Exchange, as applicable.

--Company Redemption                If we elect to make a Company Redemption, we
                                    will, within five Trading Days after the date we first became eligible to elect any such Company Redemption, give a Redemption
                                    Notice to the holders that we intend to
                                    redeem the Preferred Shares. Any Redemption
                                    Notice must be given by facsimile or by
                                    overnight courier to the holders. The
                                    Redemption Notice shall be addressed to each such holder at the facsimile number or address of such holder appearing on our books or given by such holder to us for the purpose of notice. The Redemption Notice shall state the number of Preferred Shares of each holder required to be redeemed and, within five Trading Days after the effective date of the Company Redemption, such holder shall surrender to us at the place designated in the Company Redemption Notice, or to an agent designated by the holder, such holder's Preferred Stock Certificate(s) representing the shares so redeemed against payment in cash of the applicable Redemption
                                    Price. If the Registration Statement does not remain continuously effective during the period commencing upon the delivery of the Redemption Notice and ending on the date the Company Redemption is effective, the
                                    Redemption Notice with respect to each
                                    holder shall be voidable at the option of such holder.

--Company Redemption Price          The Company Redemption Price is the sum of

                                    --the Liquidation Value at the effective date of the First Company Redemption, plus

                                    --10% of such Liquidation Value for each whole or partial six-month period


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


                                    between February 4, 2000 and the effective date of the First Company Redemption.

--Conversion,
  Generally                         The holders have the right, at their
                                    respective options, to convert the
                                    Preferred Shares into Common Stock at
                                    anytime, if

                                    --anytime a holder converts, the number of shares of Common Stock a holder and its affiliates would beneficially own is equal to or less than 4.99% of our outstanding Common Stock. However, a holder may waive the 4.99% limit if we are given not less than 61 days' prior notice only if a holder's percentage would not exceed 9.9% of our outstanding Common Stock following conversion.

--Conversion Approval               If required, we shall use our best efforts
                                    to obtain, and in any event, on or before our next annual Shareholders' Meeting, shareholder approval pursuant to Rule
                                    4460(i) authorizing our issuing all Common
                                    Shares and Warrant Shares issuable upon
                                    converting any Preferred Shares or exercise of any Warrants, including by calling a special meeting of such shareholders within ten days, and holding such meeting within 45 days; provided that if the Trading Price decreased by more than 20% over the preceding 30 days, then 45 shall be increased to 60, of the date of any such attempted conversion, and having our Board of Directors recommend such approval in a proxy statement. If a conversion by a holder of any Preferred Shares in whole or in part for Common Shares could result in our being delisted from the Nasdaq National
                                    Market for issuing in excess of 20% of our outstanding Common Stock to the holders without the approval of our shareholders, and we fail to seek or obtain shareholder approval, then we, upon the holder's request, must redeem any and all Preferred
                                    Shares covered by the applicable Conversion
                                    Notice and any and all Preferred Shares
                                    that would, if a Conversion Notice for all Preferred Shares were then delivered, result in our being subject to such delisting, at a price equal to 120% of the Liquidation Value.

--Conversion Benefit                The Conversion Benefit is equal to the
                                    product of

                                    --the Conversion Rate on the date of such holder's delivery of a Notice of Redemption Upon Triggering Event, and

                                    --the greater of

                                            -the Closing Bid Price on the
                                            Trading Day immediately preceding
                                            such Triggering  Event, or

                                            -the Closing Bid Price on the date
                                            of the holder's delivery to us of a
                                            Notice of Redemption Upon
                                            Triggering Event or, if such date
                                            of delivery is not a Trading Day,
                                            the next Trading Day.

--Conversion Deficiency             If we do not have a sufficient number of
                                    shares of Common Stock registered for
                                    resale under the Registration Statement, which are exempt from the registration requirements pursuant to Rule 144(k) under the Securities Act, or we are otherwise unable or unwilling to issue such Common
                                    Shares, including without limitation if we are prohibited by any Nasdaq rule, regulation, or policy or any exchange or market upon which our Common Stock may be traded, for any reason after receipt of a Conversion Notice,

                                    --then

                                            -we will pay, in cash, to each
                                            holder an amount equal to 3% of the

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                                            Liquidation Value for the Preferred
                                            Shares held by such holder for each
                                            30-day period, or portion thereof,
                                            that we fail or refuse to issue
                                            Common Shares, and

                                            -at any time five days after the
                                            first 30-day period described above
                                            starts, at the request of any
                                            holder pursuant to a Notice of
                                            Redemption, we promptly

                                                     will purchase from such
                                                     holder, at a purchase
                                                     price equal to the
                                                     Triggering Event
                                                     Redemption Price as of
                                                     that Conversion Date, the
                                                     number of Preferred Shares
                                                     equal to such holder's pro
                                                     rata share of the
                                                     Deficiency, if the failure
                                                     to issue Common Shares
                                                     results from the lack of a
                                                     sufficient number, and

                                                     will purchase all, or such
                                                     portion as such holder may
                                                     elect, of such holder's
                                                     Preferred Shares at such
                                                     Triggering Event
                                                     Redemption Price if the
                                                     failure to issue Common
                                                     Shares results from any
                                                     other cause.

                                            -Any request by a holder is
                                            revocable by that holder at any
                                            time prior to its receipt of the
                                            Triggering Event Redemption Price.

                                    If we receive a Conversion Notice or Notice of Redemption, including a Notice of Redemption Upon Major Transaction or Notice of Redemption Upon Triggering Event, from more than one holder of Preferred Shares on the same day and we can convert and/or redeem some, but not all, of the Preferred Shares, we will convert and/or redeem from each holder of Preferred Shares electing to have Preferred Shares converted and/or redeemed at such time an amount equal to such holder's pro-rata amount, based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding, of all Preferred Shares being converted and redeemed at such time.

--Conversion,
  Limitation on Number of
  Conversion Shares                 Notwithstanding any other provisions, we
                                    are not obligated to issue any shares of Common Stock upon conversion of the Preferred Shares if issuing such shares of Common Stock would exceed the Exchange Cap, except that such limitation shall not apply in the event that

                                    -our shareholders approve our issuing such shares in excess of any exchange cap amount, as required by Rule 4460(i) of the Nasdaq National Market or

                                    -we obtain a written opinion from our
                                    outside counsel that we do not need our
                                    shareholders to approve our issuing shares in excess of any cap, which opinion shall be reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding. If and to the extent that shareholder approval is required, we will as soon as practicable use our best efforts to obtain such approval. Until such approval or written opinion is obtained, no purchaser of Preferred Shares will be issued, upon converting Preferred Shares, shares of Common Stock in an amount greater than the Cap Allocation Amount.

                                    If any holder sells or otherwise transfers any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of such holder's Cap Allocation Amount. In the event that any holder of Preferred Shares converts all of such holder's Preferred Shares into a number of shares of Common Stock which in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such holder.

--Conversion Price                  Initially, $9.35, however, starting on
                                    August 4, 2000, and then on the 4th day of the month at the end of each following six month period, we refer to each of these dates as Reset Dates, we will recalculate the Conversion Price to equal

                                    --the average Closing Bid Prices for our
                                    Common Stock for the ten consecutive
                                    Trading Days preceding the applicable Reset
                                    Date; generally however,

                                    --no Conversion Price shall be recalculated if it would result in a new Conversion Price that is greater than the then current Conversion Price, and

                                    --if any recalculation results in a
                                    Conversion Price of less than $4.00,
                                    generally the Conversion Price shall
                                    thereafter be $4.00. As we discussed above under Adjustments to the Conversion Price, we may be required to further adjust the Conversion Price.

--Conversion Rate                   The Conversion Rate is equal to

                                    -the Liquidation Value, divided by
                                    -the Conversion Price

--Default Interest                  2% per month.

--Deficiency                        The Deficiency is equal to the number of
                                    Preferred Shares that would not be able to be converted for Common Shares, due to an insufficient number of Common Shares available, if all the outstanding Preferred
                                    Shares were submitted for conversion at the Conversion Price as of the date such Deficiency is determined.

--Dividends                         Generally, dividends, which are cumulative,
                                    of 5.9% per year of the Stated Value of
                                    $3,000 per share. The dividends accrue daily from February 5, 2000 and increase
                                    Liquidation Value of the Preferred Shares.
                                    The dividends will be paid or accrued on October 31, January 31, April

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                                    30, and July 31, beginning April 30, 2000.
                                    We must provide the holders with at least
                                    20 days prior written notice if we intend to pay the dividends in cash on the dividend dates.

--Equity Sale                       An Equity Sale occurs if we acquire or
                                    develop other entities within our industry, or in connection with strategic acquisitions or alliances with strategic business partners, as approved by our Board of Directors.

--Exchange Cap                      The number of shares of Common Stock which
                                    we may issue upon conversion of the
                                    Preferred Shares without breaching our
                                    obligations under applicable rules or
                                    regulations relating to the Nasdaq National
                                    Market.

--Failure to Timely Convert         If, within five trading days after we
                                    receive the Preferred Stock certificates to be converted and the Conversion Notice, we fail to

                                    --issue a certificate for the number of
                                    shares of Common Stock to which a holder is entitled or to credit the holder's account balance with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's conversion of the Preferred Shares, or

                                    --issue a new Preferred Stock Certificate representing the number of Preferred Shares to which such holder is entitled,

                                    in addition to all other available remedies which such holder may pursue, we will pay additional damages to such holder on each day after such fifth Trading Day that such conversion or delivery of such Preferred Stock Certificates, as the case may be, is not timely effected in an amount equal to 0.5% of the product of

                                    --the sum of

                                            -the number of shares of Common
                                            Stock not issued to the holder on a
                                            timely basis and to which such
                                            holder is entitled and,

                                            -in the event we have failed to
                                            deliver a Preferred Stock
                                            Certificate to the holder on a
                                            timely basis, the number of shares
                                            of Common Stock issuable upon
                                            converting the Preferred Shares
                                            represented by such Preferred Stock
                                            Certificate as of the last possible
                                            date which we could have issued
                                            such Preferred Stock Certificate to
                                            such holder, and

                                    --the Closing Bid Price of the Common Stock on the last possible date which we could have issued such Common Stock and the Preferred Stock Certificate, as the case may be.

--Liquidation, Dissolution,
  Winding-Up                        If we liquidate, whether voluntarily or
                                    involuntarily, dissolve or wind up, the
                                    holders of the Series C Preferred Stock
                                    will be entitled to receive Preferred Funds before any amount shall be paid to the holders of any class of our capital stock that is junior in rank to the Preferred
                                    Shares with respect to preferences as
                                    to distributions and payments on our
                                    liquidating, dissolving and winding up.
                                    Preferred Funds would equal an amount per Series C Preferred Share equal to the
                                    Liquidation Value; provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred
                                    Shares and holders of shares of other
                                    classes or series of our preferred

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                                    stock that are of equal rank with the
                                    Preferred Shares as to payments of
                                    Preferred Funds, which we call "Pari Passu
                                    Shares", then each holder of Preferred
                                    Shares and Pari Passu Shares will receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares and Pari Passu Shares. Our purchase or redemption of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as liquidating, dissolving, or winding up Able. Neither our consolidating or merging with or into any other person, nor the sale or transfer by us of less than substantially all of our assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution, or winding up of us. No holder of Preferred Shares will be entitled to receive any amounts upon any liquidation, dissolution or winding up of us other than these amounts; provided that a holder of Preferred Shares is entitled to all amounts previously accrued with respect to amounts owed by us.

--Liquidation Value                 On a per share basis of $3,000, the sum of

                                    --the Stated Value, plus
                                    --unpaid Default Interest through the date of determination, plus
                                    --any accrued dividends.

--Major Transaction                 A Major Transaction includes

                                    --if we consolidate, merge, or undertake any other business combination with or into another person, other than:
                                            -a consolidation, merger or other
                                            business combination in which
                                            holders of our voting power
                                            immediately prior to the
                                            transaction continue after the
                                            transaction to hold, directly or
                                            indirectly, the voting power of the
                                            surviving entity or entities
                                            necessary to elect a majority of
                                            the members of the Board of
                                            Directors (or their equivalent if
                                            other than a corporation) of such
                                            entity or entities, or

                                            -pursuant to a statutory merger
                                            effected solely for the purpose of
                                            changing the jurisdiction of our
                                            incorporation;

                                    --the sale or transfer of all or
                                    substantially all of our assets; or

                                    --a purchase, tender or exchange offer made to and accepted by the holders of more than 30% of our outstanding shares of Common Stock.

--Major Transaction
  Redemption price                  120% of the Liquidation Value

--Mandatory Conversion at
  Maturity Date                     If any Series C Preferred Stock remains
                                    outstanding and is not converted on the
                                    Maturity Date, then all such Preferred
                                    Shares shall be converted as of such date as if the holders of such Preferred Shares had given the Conversion Notice at the Maturity Date; provided, however, that if a Triggering Event has occurred and is continuing on the Maturity Date, then we will, within five Trading Days following the Maturity Date (unless otherwise notified in writing by the holder of its request to have the Preferred Shares converted into Common Stock), pay to each holder of Preferred Shares then outstanding, in immediately available funds, an amount equal to the Triggering
                                    Event Redemption Price as of the Maturity
                                    Date. All holders of Preferred shares shall thereupon surrender all Preferred Stock
                                    Certificates, duly endorsed for
                                    cancellation, to us or our Transfer Agent, provided that we have complied with our obligations.

--Maturity Date                     February 4, 2005, subject to certain
                                    extensions including 1.5 days for each day in any Suspension Grace Period.

--Modifying the Preferred
  Share Terms                       Not less than two-thirds of the then
                                    outstanding Preferred Shares, is required to

                                    --amend, alter, change or repeal
                                    any of the powers, designations,
                                    preferences and rights of the Preferred
                                    Shares, or

                                    --issue any Preferred Shares other than
                                    pursuant to the Investment Agreement.

--Nasdaq Limits                     We are not obligated to issue or register
                                    any shares of our Common Stock if the
                                    issuance or registration is prohibited by any rule, regulation or policy of Nasdaq or any exchange or market upon which our stock is traded.

--Organic Change                    An Organic Change occurs if we

                                    --recapitalize,
                                    --reorganize,
                                    --reclassify,
                                    --consolidate,
                                    --merge,
                                    --sell all or substantially all of our
                                    assets to another person, or
                                    --undertake a transaction which is effected in such a way that holders of our Common Stock are entitled to receive, either directly or upon subsequent liquidation, stock, securities or assets with respect to or in exchange for Common Stock.

--Paying the
  Redemption Price                  Once we receive a notice to redeem upon
                                    either

                                    --a Triggering Event, or
                                    --a Major Transaction,

                                    we will notify each holder that we received the appropriate notice. Each holder will then submit the holder's Preferred Stock Certificates.

                                    In the case of redemption upon a Major
                                    Transaction, we are obligated to pay the holder prior to the consummation of the Major Transaction, assuming we received the proper notice and the stock certificates. In the case of redemption upon a Triggering Event, upon proper notice, we are obligated to pay the holder within five business days after receiving the notice, and assuming we received the appropriate stock certificates.

                                    If we are unable to redeem all of the
                                    Preferred Shares, we will redeem a pro-rata amount. If we fail to redeem all of the Preferred Shares submitted to be redeemed, in addition to any other remedies available to the holders of the Preferred Shares, the Redemption Price payable in respect of such unredeemed Preferred Shares shall bear the Default Interest until paid in full. Holders may void their redemption notices prior to our redeeming the appropriate number of Preferred Shares.

--Permitted Transactions            Permitted Transactions include

                                    --transactions closed prior to February 4, 2001 between us and

                                            -MCI WorldCom, Inc.,

                                            -WorldCom Network Services, Inc.,

                                            -Triarc Companies, and/or
                                            Messrs. Peltz, May, Packer
                                            or any of their respective
                                            affiliates, and

                                            -Foothill Capital Corporation,

                                    --strategic investments in us or in any of our subsidiaries by

                                            -an industry joint venture partner,
                                            -industry supplier, or
                                            -a customer of either of the above,
                                            and

                                    --a public or private secondary offering if we receive net proceeds of at least $20.0 million.

--Preferred Funds                   Preferred Funds are cash out of our assets,
                                    whether from capital or from earnings
                                    available to be distributed to our
                                    shareholders.

--Preferred Rank                    All shares of Common Stock are of junior
                                    rank to all Preferred Shares in respect to the preferences as to distributions and payments upon our being liquidated, dissolved, and wound up. The rights of the shares of Common Stock will be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the holders of not less than a majority of the then-outstanding
                                    Preferred Shares, we shall not authorize or issue additional or other capital stock that is of senior rank or pari passu rank to the Preferred Shares in respect of the preferences as to distributions and payments upon our being liquidated, dissolved and wound up; provided, however, that we may issue additional or other capital stock that is of senior rank or pari passu rank with the Preferred Shares in connection with

                                    --a Permitted Transaction, or

                                    --the capitalization of Adesta, ICP, Inc.

                                    Without the prior express written consent of the holders of not less than a majority of the then-outstanding Preferred Shares, we will not authorize or amend our Articles of Incorporation or bylaws, or file any resolution of our board of directors with the Secretary of State of the State of Florida containing any provisions that would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock.

                                    If we merge or consolidate with or into
                                    another corporation, the Preferred Shares will maintain their relative powers, designations and preferences.

--Premium Redemption Price          The Premium Redemption Price equals the
                                    greater of

                                    --1.2 multiplied,

                                    --by the dollar amount that is the product of

                                            -the number of Common Shares that
                                            would be issuable on conversion of
                                            the Preferred Shares to be redeemed,
                                            and

                                            -the Conversion Price as of the
                                            date of the Notice of Redemption,
                                            or

                                    the Conversion Benefit.

--Purchase Rights                   In addition to any adjustments of the
                                    Conversion Rights, if at any time we grant, issue or sell any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holders of the Preferred Shares are entitled to acquire, upon the terms applicable to such Purchase
                                    Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares, without taking into account any limitations or restrictions on the timing or amount of conversions, immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common
                                    Stock are to be determined for the grant, issue, or sale of such Purchase Rights.

--Premium Price Redemption
  for Cash Payment Defaults         In the event we fail or refuse to pay any
                                    default payment or honor any penalty or
                                    similar amounts when due, at any holder's option and request by delivery of a Notice of Redemption, we will purchase all or a portion of the Preferred Shares, Common
                                    Shares and/or Warrant Shares held by such holder, with any default payment penalty or similar amounts accruing through the date of such purchase, within five Trading Days of such request, at a purchase price equal to the greater of

                                    --1.2 times the dollar amount that is the product of

                                            -the number of Common Shares that
                                            would be issuable on conversion of
                                            the Preferred Shares to be redeemed
                                            pursuant to this clause, and

                                            -the Conversion Price as of the
                                            date of delivery of the Notice of
                                            Redemption, or

                                    --the Conversion Benefit;

                                    provided that such holder may revoke such request at any time prior to receipt of such payment of such purchase price. Payment of the purchase price shall be made by us in accordance with the procedures governing the payment of the Triggering Event Redemption Price. Until such time as we purchase such Preferred Shares at the request of such holder pursuant to the two preceding sentences, at any holder's request and option we shall, as to such holder pay any accruing default payments penalty or similar amounts by adding and including such amounts to the Liquidation Value instead of in cash.

--Redemption Option--
  Able - First Company
  Redemption Rights                 Subject to the restrictions and conditions
                                    relating to the Conversion Rate and the
                                    Conversion Price and the exercise by any holder of its right to redeem Preferred
                                    Shares, commencing on the earlier of

                                    --either 60 days after the Registration
                                    Statement first becomes effective, or

                                    --December 31, 2000,
                                    we may, at our option, from time to time, require all holders to redeem their Preferred Shares, in whole or in part as specified by us, at the Company Redemption Price and pursuant to a Company Redemption Notice; provided, however, that no First Company Redemption shall be permitted unless:

                                    -- the Closing Bid Price of the Common
                                    Stock is less than 70% of the average
                                    Closing Price for the ten consecutive
                                    Trading Days preceding the date of such
                                    Company Redemption Notice.

                                    A First Company Redemption will be
                                    effective upon the close of business on the 15th Trading Day after the date that the Company Redemption Notice is received by each holder.

                                    Commencing on the earlier of either

                                    --60 days after the Registration Statement first becomes effective, or
                                    --December 31, 2000,

                                    if the Closing Bid Price of the Common Stock is less than 70% of the average Closing Bid Price for any ten consecutive Trading Days ending subsequent to such 60th day, which, for each such Closing Bid Price we call a "Call Price," and we are unable for any reason to or elect not to exercise a First Company Redemption within five Trading Days after the end of such ten consecutive Trading Day period, then the Conversion Price shall immediately reset to equal the lower of

                                    --the average Closing Bid Price for the ten consecutive Trading Days prior to the end of such five Trading Day period, or

                                    --the lowest Call Price,

                                    and we will thereafter cease for the
                                    remainder of the time that any Preferred
                                    Share is outstanding to be entitled to
                                    exercise a First Company Redemption. In no event shall any reset of the Conversion Price reduce the Conversion Price to less than $4.00, without taking into account any additional adjustments to the Conversion Price.

--Redemption Option--
  Able - Second Company
  Redemption Rights                 Subject to the restrictions and conditions
                                    relating to the Conversion Rate and the
                                    Conversion Price and the exercise by any holder of its right to redeem Preferred
                                    Shares, commencing after February 4, 2000, we may, at our option, from time to time, require all holders to redeem their Preferred Shares, in whole or in part as specified by us at the Company Redemption
                                    Price pursuant to a Company Redemption
                                    Notice following the appropriate
                                    procedures; provided, however, that no
                                    Second Company Redemption shall be
                                    permitted

                                    --from February 4, 2000 to February 4,
                                    2001, or

                                    --any time from and after February 4, 2001, unless

                                            -the Registration Statement has
                                            been effective under the Act for at
                                            least 60
                                            consecutive days preceding the date
                                            of our Redemption Notice, and

                                            -in the case of a Second Company
                                            Redemption from February 4, 2000 to
                                            February 4, 2001, the average
                                            Closing Bid Price of the Common
                                            Stock is equal to or greater than
                                            170% of the Initial Conversion Price
                                            for the 20 consecutive Trading Days
                                            preceding the date of such
                                            Redemption Notice, and in the case
                                            of a Second Company Redemption from
                                            and after February 4, 2001, the
                                            average Closing Bid Price of the
                                            Common Stock is equal to or greater
                                            than 150% of the Initial Conversion
                                            Price for the 20 consecutive Trading
                                            Days preceding the date of such
                                            Redemption Notice.

                                    A Second Company Redemption shall be
                                    effective upon the close of business on the 15th Trading Day after the date that the Company Redemption Notice is received by each holder.

                                    If less than all of the outstanding
                                    Preferred Shares are to be redeemed, then
                                    we will redeem a pro rata portion from each
                                    holder according to the respective number
                                    of Preferred Shares held by such holder on
                                    the date the Company Redemption is
                                    effective.
--Redemption Option
  Holders - Upon a Major
  Transaction                       In addition to all other rights of the
                                    holders of Preferred Shares, simultaneous with or after a Major Transaction has occurred, each holder of Preferred Shares has the right, at such holder's option, to require us to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the Major
                                    Transaction Redemption Price.

                                    No sooner than 15 Trading Days, nor later than ten Trading Days, prior to our consummating a Major Transaction, but not prior to our publicly announcing such a Major Transaction, we will deliver a written notice thereof, via facsimile or overnight courier to each holder of Preferred Shares. After receiving our notice, any holder of the Preferred Shares then outstanding may require us to redeem all or a portion of the holder's Preferred Shares, which redemption shall be effective concurrent with our consummating the Major Transaction, by delivering written notice thereof via facsimile and overnight courier to us, which notice shall indicate

                                    --the number of Preferred Shares that such holder is submitting for redemption, and

                                    --the applicable Major Transaction
                                    Redemption Price.

--Redemption Option
  Holders - Upon a Triggering
  Event In addition to all other rights of the holders of Preferred Shares, simultaneous with or after a Triggering Event occurs,

                                    --we will pay in cash to each holder
                                    default interest in an amount equal to 3% of the Liquidation Value for the Preferred Shares held by such holders for each 30-day period, prorated for any partial period, from and after the expiration of the Suspension Grace Period; and

                                    --at any time after the 4th trading day
                                    following the expiration of the Suspension
                                    Grace Period, each holder of Preferred
                                    Shares will have the right, at such
                                    holder's option, to require us to redeem all or a portion of such holder's Preferred Shares at the Triggering Event Redemption Price.

                                    Within one Trading Day after a Triggering
                                    Event occurs, we will deliver written
                                    notice thereof via facsimile and overnight courier to each holder of Preferred Shares. At any time after the earlier of a holder receiving the notice and such holder becoming aware of a Triggering Event, any holder of Preferred Shares then outstanding may require us to redeem all or a portion of the holder's Preferred Shares then outstanding by delivering written notice thereof via facsimile and overnight courier to us, which Notice shall indicate

                                    --the number of Preferred Shares that such holder is submitting for redemption, and

                                    --the applicable Triggering Event
                                    Redemption Price

-Reservation of Shares              So long as any of the Preferred Shares are
                                    outstanding, we will reserve and keep
                                    available out of our authorized and
                                    unissued Common Stock, solely for the
                                    purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding, without regard to any limitations on conversions; provided that the number of shares of Common Stock so reserved will at no time be less than the number of shares of Common Stock for which the Preferred
                                    Shares are at any time convertible,
                                    assuming a Conversion Price of $4.00.

--Stated Value                      $3,000

--Suspension Grace Period           The Suspension Grace Period occurs if any
                                    Holder's ability to sell Registrable
                                    Securities under the Registration Statement is suspended for

                                    --five consecutive days or fewer, or

                                    --ten days in any calendar year.

--Triggering Event                  A Triggering Event will have occurred upon
                                    any of the following events:

                                    --if the Registration Statement covering the Common Stock underlying the Series C Preferred Stock and the Warrants Shares is not declared effective by the SEC on or prior to October 31, 2000;

                                    --while the Registration Statement is
                                    required to be maintained effective, in the event the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable, except for a period not exceeding the Suspension Grace Period,

                                    --delisting or suspension from listing of our Common Stock from Nasdaq, for a period of five consecutive days or for an aggregate of at least ten days in any 365-day period,

                                    --our notice to any holder of any Preferred
                                    Shares at any time of our intention not to comply with proper requests for conversion, or

                                    --any representation or warranty by us was not true and correct at the time made or if we breach any covenant or other term or condition of the documents relating to the Series C Offering.

--Triggering Event
  Redemption Price                  The Triggering Event Redemption Price is
                                    equal to the greater of

                                    --120% of the Liquidation Value, and

                                    --the Conversion Benefit.

Voting Rights                       Holders of Preferred Shares shall have no
                                    voting rights, except as required by law, including, but not limited to, the Florida
                                    Business Corporation Act, and as we
                                    expressly discuss.


-The Series C Warrants

--Number of Warrants                Series C Warrants to purchase up to 200,000
                                    shares of our Common Stock.

--Exercise Period                   Through February 4, 2005, however, the
                                    expiration date may be extended by 1.5 days for every day starting October 31, 2000 if the registration statement filed with the SEC is not effective by that date. In no event will any holder of Warrants be entitled to exercise such Warrants to the extent that such holder (together with its affiliates) would beneficially own, immediately after and giving effect to such conversion, greater than the Restricted
                                    Ownership Percentage which is 4.99% of the outstanding shares of Common Stock.

                                    Each Warrant Holder has the right at any time to reduce its Restricted Ownership Percentage immediately upon notice to us or in the event of a Change in Control Transaction.

                                    Each Warrant Holder has the right at any time to increase its Restricted Ownership Percentage or otherwise waive in whole or in part the restrictions upon 61 days' prior notice to us or immediately in the event of a Change in Control Transaction,

                                    Each Warrant Holder may eliminate or
                                    reinstate this limitation at any time and from time to time (which elimination will be effective upon 61 days' prior notice and which reinstatement will be effective immediately).

                                    The Warrant Holder may not waive or modify its Restricted Ownership Percentage if the Warrant Holder were to acquire additional shares of Common Stock which would be exceeded if its Restricted Ownership Percentage were 9.99%.

                                    If a Change in Control Transaction occurs, any holder may reinstate immediately (in whole or in part) the requirement that any increase in its Restricted Ownership Percentage be subject to 61 days' prior written notice, notwithstanding such Change in Control Transaction, without imposing such requirement on, or otherwise changing such holder's rights with respect to, any other Change in Control Transaction.

--Change of Control
  Transaction                       A change of control transaction will occur
                                    upon the earlier of our announcing or
                                    consummating a transaction or series of
                                    transactions (other than the Merger) if

                                    --we consolidate with or into any other
                                    corporation or other entity or person
                                    (whether or not we are the surviving
                                    corporation), or any other corporate
                                    reorganization or transaction or series of related transactions in which in excess of 50% of our voting power is transferred through a merger, consolidation, tender offer or similar transaction, or

                                    --more than 50% of our Board of Directors consists of directors not nominated by our prior Board of Directors, or

                                    --any person (as defined in Section 13(d) of the Exchange Act) together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of our voting power.

--Exercise Price                    The exercise price was initially $10.75 per
                                    share.

--Adjustments to the
  Exercise Price and
  Number of Shares                  The exercise price and number of securities
                                    purchasable upon exercise of the warrant are subject to a proportional adjustment pursuant to certain anti-dilution provisions in the event that we take any of the following actions:

                                    --if we effectuate a forward or reverse
                                    stock split or similar issuance,

                                    --if we issue any stock dividends,

                                    --if we merge, consolidate or transfer or sell all or substantially all of our assets,

                                    --if we reorganize or reclassify our Common
                                    Stock,

                                    --if we distribute to holders of our Common
                                    Stock, other than as part of our
                                    dissolution, liquidation or the winding up of our affairs, any shares of our capital stock, any evidence of indebtedness, or any of our assets (other than Common Stock), or

                                    --Other than if we issue

                                            -shares or options issued or which
                                            may be issued to employees,
                                            directors or consultants,

                                            -shares or options pursuant to our
                                            employee or director option plans,

                                            -shares issued upon exercise of
                                            warrants issued prior to the date
                                            hereof to John Hancock Mutual Life
                                            Insurance Co. and its affiliates,

                                            -shares issued to RoseGlen and the
                                            holders of the Series A Preferred
                                            Stock,

                                            -shares issued upon exercise of
                                            warrants issued prior to February
                                            4, 2000 in conjunction with our
                                            issuing Series B Preferred Stock,

                                            -equity awards and options to
                                            WorldCom Network Services, Inc.,
                                            and

                                            -shares issued upon exercise of
                                            options, warrants or rights
                                            outstanding as of February 4, 2000
                                            and listed in any of our reports
                                            filed under the Exchange Act from
                                            February 4, 1999 through the
                                            preceding 12 months,

                                    --at any time prior to February 4, 2001, we issue or sell any Common Stock or convertible securities at a purchase price per share less than the greater of

                                            -the exercise price or,

                                            -the fair market value of the
                                            Common Stock on the trading day
                                            next  preceding such issue or sale,

                                    --the exercise price will be reduced
                                    concurrently with such issue or sale
                                    determined by multiplying the exercise
                                    price then in effect by a fraction,

                                             -the numerator of which shall be
                                             the sum of

                                                     the number of shares of
                                                     Common Stock outstanding
                                                     immediately  prior to such
                                                     issue or sale, plus

                                                     the number of shares of
                                                     Common Stock which the
                                                     aggregate consideration
                                                     received by us for
                                                     additional shares would
                                                     purchase at such fair
                                                     market value or exercise
                                                     price, as the case may be;
                                                     and

                                            -the denominator of which shall be
                                            the number of shares of Common
                                            Stock outstanding immediately after
                                            such issue or sale.

                                    --any other similar action of the type
                                    described or contemplated above.

Future Priced Securities

The Conversion Price of the Series C Preferred Stock is generally tied to the trading price of our Common Stock. Although generally a minimum conversion price of $4.00 has been established, this minimum conversion price is subject to additional adjustments if certain events do or do not occur, often within a certain time frame. Similarly, the Exercise Price of the Series C Warrants are also subject to adjustment in the event certain events do or do not occur, often by certain dates. Securities such as the

          - Series C Preferred Stock that may be converted into, and
          - Series C Warrants that may be exercised for,

Common Stock at a price lower than the future market price of the Common Stock are often referred to as "Future-Priced Securities". The lower the price of the Common Stock, the lower the Conversion Price or Exercise Price, and consequently, the more shares of Common Stock that are issuable upon converting the Series C Preferred Stock or exercising the Series C Warrants. Because neither the

          - Conversion Rate of the Series C Preferred Stock, nor

          - Exercise Price of the Series C Warrants

can be determined as to the shares held by the Series C Investors, if issuing a future-priced security is followed by a decline in the Common Stock price, the existing holders of the Common Stock will face additional dilution. Short selling of the Common Stock (i.e. committing to sell the stock at a future date with the hope that the trading price falls so that the seller may purchase the Common Stock at a lower price than the price at which the seller committed to sell), including by the holders of the Series C Securities, could lead to a lowering of the trading price of our Common Stock, resulting in more shares of Common Stock being issuable upon conversion of the Series C Preferred Stock. While we do not encourage short selling of our Common Stock, we cannot prevent this activity from occurring, which could lead to a drop in the trading price of the Common Stock.

The Common Stock Underlying the Series C Securities

For a general description of the Common Stock, par value $.001, underlying the Series C Preferred Stock and the Series C Warrants, see Proposal No. 2. Other than as described above, the holders of the Series C Securities are not entitled to any pre-emptive rights under the terms of either the Series C Preferred Stock or the Series C Warrants other than as described herein. The rights granted to the holders of the Series C Securities under the Series C Preferred Stock and the Series C Warrants are not limited or qualified by any rights of any other class of securities.

With respect to the shares of Common Stock underlying the Series C Preferred Stock and the Series C Warrants, even if Shareholder approval was obtained, unless and until the Registration Statement that has been filed with the SEC to register such underlying shares of Common Stock has been declared effective (which, to date, has not yet occurred), the certificate representing such shares shall include the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED BY SUCH LAWS.

Nasdaq Rule 4460(i) and its Effect on Shareholder Approval

As discussed above, Rule 4460(i) requires Shareholder approval for certain events, including:

          - upon a change of control,

          - when stock of another company is acquired if, due to the present or potential issuance of common stock or securities convertible or exercisable into common stock, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities, or

          - in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.


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

As of the date of the mailing of these Proxy Materials, the Series C Investors have not converted any of their warrants or stock. The Series C 20% Share Limitation (determined as of February 4, 2000) is 3,128,500 shares of Common Stock. Because the Series C Securities are "future-priced securities", the total number of shares actually issuable cannot be determined since the Conversion Rate of the Series C Preferred Stock and the Exercise Price of the Series C Warrants constantly changes, depending on the stock price of the Common Stock on any given day and whether certain events have or have not occurred. Thus, the number of shares of Common Stock into which the outstanding shares of Series C Preferred Securities may be converted or exercised cannot be pre-determined. As a result, we are seeking Shareholder approval to permit the Series C Investors (and any subsequent holders) to convert or exercise their respective Series C Securities in excess of the Series C 20% Share Limitation, since the percentage of shares that may be issued upon conversion is constantly changing and could exceed this limitation.

Moreover, even if the Series C Securities were not integrated with the grant of the WorldCom Option and the WorldCom Equity Award pursuant to Rule 4460(i)(1)(C), it is possible that based upon the total number of shares of Series C Securities initially issued in connection with the Series C Offering, the number of shares of Series C Preferred Stock that could ultimately be convertible into or exercised for a number of shares of Common Stock could exceed the Series C 20% Share Limitation, depending on the Conversion Rate or Exercise Price. Thus, Shareholder approval of Proposal No. 8 is necessary pursuant to Rule 4460(i)(1)(C). However, even if Shareholder approval of Proposal No. 8 is obtained, the Series C Investors each must provide not less than 60 days prior written notice to us of their respective intents to own more than 4.99% of our outstanding Common Stock.

In addition, while there is a minimum floor (minimum) exercise price of $4.00 per share with respect to the conversion of the Series C Preferred Stock, the minimum price is subject to further adjustment. If such price falls below approximately $3.25 per share, there is a remote possibility that the issuance of shares to the Series C Investors could result in a change of control (assumed to be 30% or more ownership of the Common Stock). As a result, Shareholder approval is also required pursuant to Rule 4460(i)(1)(B) upon a change of control.

Furthermore, because

          - the Series C Preferred Stock is convertible into Common Stock at any time at a discount from the market price of the Common Stock at the time of conversion, and

          - the Series C Warrants may be exercised for Common Stock at less than the market price of our Common Stock at the time of exercise, depending on

                  -- the market price at the time of exercise, and -- whether certain events may or may not have occurred,

Rule 4460(i)(1)(D) is also applicable. Rule 4460(i)(1)(D), among other things, requires Shareholder approval in connection with a transaction involving the sale or issuance of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the common stock. Because the Conversion Rate is discounted from the market price of the Common Stock, Rule 4460(i)(1)(D) applies to the conversion of the Series C Preferred Stock and may apply to the exercise of the Series C Warrants in the event that the exercise price of the Series C Warrants is less than the book or market value of the Common Stock as of the date of exercise.

In the event that shareholder approval is obtained, and assuming exercise of the outstanding Series C Warrants, although the Series C Warrants were not "in the money", and converting the outstanding Series C Preferred Stock based upon an exercise price of $4.00 per share with respect to the conversion of Series C Preferred Stock, the holders of the Series C Securities would, in the aggregate, be entitled to the following:


SERIES C PREFERRED STOCK

     Number of Shares of Series C Preferred Stock Outstanding             5,000

     Shares of Common Stock to be Issued Upon Conversion(1)           3,750,000

     Percentage of Shares of Common Stock Outstanding(2)                   18.7%

SERIES C WARRANTS

     Number of Warrants Outstanding                                     200,000

     Shares of Common Stock to be Issued Upon Exercise                  200,000

     Percentage of Shares Outstanding(2)                                    1.2%

TOTAL

     Total Number of  Shares of Common Stock to be Issued upon        3,950,000
     Conversion/Exercise

     Total Percentage Outstanding                                          19.3%


(1) Based upon a conversion rate of $4.00 per share, as determined as of May 11, 2000, by us according to the terms of our agreements with the holders of the Series C Securities.

(2) As of May 11, 2000, there were 16,308,582 shares of Common Stock outstanding. The percentage is calculated assuming the number of shares shown were issued.

If Proposal No. 8 is approved by the Shareholders, no further authorization for the issuances upon conversion of the Series C Preferred Stock or exercise of the Series C Warrants will be solicited.

Assuming Shareholder approval, any proceeds received by us from the exercise of the Series C Warrants (and based upon an exercise price of $10.75 per share, would total approximately $2,100,000) would be used for debt reduction or working capital purposes.

Reasons for Approval of Proposal No. 8 and our Board's Recommendation

The Board of Directors believes that it is in the Shareholders' best interest for the holders of the Series C Securities to be entitled to convert their shares of Series C Preferred Stock into Common Stock and exercise the Series C Warrants

          - in an amount of Common Stock that represents more than the Series C 20% Share Limitation,

          - at an exercise price that is less than the market value of the Common Stock, and

          - into an amount of Common Stock that could result in a change of control (assumed to be 30% or more ownership of the Common Stock).

Approval of Proposal No. 8 by the Shareholders would satisfy the Shareholder approval requirements of Nasdaq Rules 4460(i)(1)(B), (C) and (D). Assuming Shareholder approval, if the holders of the Series C Preferred Stock had converted their shares of Preferred Stock into Common Stock and exercised each of the Series C Warrants, the holders would receive, in the aggregate, 3,950,000 shares of Common Stock. These additional shares would have represented 19.3% of the outstanding Common Stock at May 11, 2000.

If Shareholder approval is not obtained, it is our position that the holders of the Series C Securities may be entitled to require us to redeem all of the shares of the Series C Preferred Stock for an aggregate redemption price of approximately $21.0 million. Payment of any redemption amounts would materially and adversely affect our cash flow because:

          - of the short time frame to pay for such redemption (five business days upon a Triggering Event), and

          - depending on the number of shares of Series C Preferred Stock to be redeemed, such redemption could necessitate a dollar payment to the holders which could severely diminish our existing cash flow, working capital and availability under our credit facility as well as adversely impact our business and financial condition.

Such an exercise and/or payment would also result in a default in one or more of our other obligations, including our obligations to senior lenders under our credit facility. Such defaults would have a material adverse impact on our business, financial condition, results of operations and cash flow.

Shareholder approval, however, would not negate any "Triggering Events", including our obligation to have the Registration Statement declared effective by October 31, 2000. Even if Shareholder approval to issue the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Series C Warrants, we could still be in default of our other obligations, resulting in additional monetary penalties as well as redemption of the Series C Common Stock at the Premium Redemption Price per share described above.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 8.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS 1.5% OF THE OUTSTANDING SHARES.

 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING OUR POSSIBLY ISSUING
  MORE THAN 3,128,500 SHARES OF OUR COMMON STOCK UPON CONVERTING THE SERIES C
       PREFERRED STOCK AND EXERCISING THE SERIES C WARRANTS ISSUED IN THE SERIES C OFFERING, WHICH SHARE AMOUNT OF 3,128,500 REPRESENTS AT LEAST 20%
      OF THE OUTSTANDING COMMON STOCK DETERMINED IMMEDIATELY PRIOR TO THE
       CLOSING OF THE SERIES C OFFERING, WHICH OCCURRED FEBRUARY 7, 2000.


                                 PROPOSAL NO. 9

  RATIFYING OUR APPOINTING ARTHUR ANDERSEN LLP AS OUR INDEPENDENT ACCOUNTANTS

The Board of Directors has selected the firm of Arthur Andersen LLP to serve as our independent accountants for the fiscal years ending October 31, 1998, October 31, 1999 and October 31, 2000 and recommends to the Shareholders that they vote for the ratification of that appointment. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate questions.

Arthur Andersen LLP has served as auditors of our consolidated financial statements since they were engaged on October 12, 1998. Ernst & Young LLP, our previous auditors, resigned as our auditors effective September 7, 1998. The reports of Ernst & Young LLP on our financial statements for the fiscal years ended October 31, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of our financial statements for each of the two years ended October 31, 1997 and 1996, and in the subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

Ernst & Young did inform us of the existence of the following reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Act of 1933, as amended:

          In their Report to the Audit Committee for the year ended October 31, 1997, Ernst & Young LLP advised the Company as to the existence of reportable conditions in the Company's system of internal controls. These reportable conditions related to: (i) the lack of segregation of duties over the cash disbursement function, (ii) the failure to provide adequate documentation to support the business purpose of certain significant transactions with related parties, and
          (iii) the lack of monitoring controls over operations of its foreign subsidiaries.

During the fiscal years ended October 31, 1997 and 1996 and during the subsequent interim period prior to engaging Arthur Andersen LLP, neither we nor anyone on our behalf consulted with Arthur Andersen LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Previously, however, Arthur Andersen LLP was the independent auditors for MFS Network Technologies, Inc. and Patton Management Corporation, both of which were acquired by us during fiscal year 1998.

The appointment of auditors is approved annually by our Board of Directors and subsequently submitted to the Shareholders for ratification. The decision of our Board of Directors is based upon the recommendation of the Audit Committee, which reviews the scope of the accountants' engagement, including the remuneration to be paid, and reviews the independence of the accountants.

The proposal to ratify the appointment of Arthur Andersen LLP will be approved by the Shareholders if it receives the affirmative vote of a majority of the votes cast by Shareholders entitled to vote on the proposal.

EFFECT OF MANAGEMENT VOTE ON PROPOSAL NO. 9.

SINCE OUR DIRECTORS AND OFFICERS OWN BENEFICIALLY 1,885,082 SHARES OF COMMON STOCK, OR 11.5% OF THE OUTSTANDING VOTING SHARES, THEIR VOTES ARE NOT LIKELY TO HAVE A MATERIAL IMPACT ON WHETHER THIS PROPOSAL IS ADOPTED. THE NUMBER OF SHARES HELD BY OUR DIRECTORS AND OFFICERS THAT HAVE ACTUAL VOTING RIGHTS IS 240,082, WHICH IS LESS THAN 1.5% OF THE OUTSTANDING SHARES.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE
          SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS

                                 OTHER BUSINESS

We know of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy Card will vote Proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy Card.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

Any of our Shareholders wishing to include proposals in the proxy material in relation to the annual meeting of our Shareholders to be held in 2001 must submit the same in writing so as to be received at our executive offices on or before February 28, 2001. Such proposals must also meet the other requirements of the rules of the SEC relating to Shareholders' proposals.

If notice of a Shareholder proposal that has not been submitted to be included in our proxy statement is not received by us on or before ______, 2000 or such date which is 45 days before the date this proxy is mailed, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. If notice of the proposal is timely served, the persons named in the enclosed form of proxy may not exercise their discretionary authority as to the proposal.

SOLICITATION OF PROXIES

The cost of solicitation of proxies for use at the Annual Meeting will be borne by us. Solicitations will be made primarily by mail or by facsimile, but our employees may solicit proxies personally or by telephone.

OTHER INFORMATION

Our Annual Report on Form 10-K for fiscal year ended October 31, 1998, filed February 24, 1999, as amended March 1, 1999, and as further amended on May 26, 2000, all subsequent Quarterly Reports on Form 10-Q including Form 10-Q for the first quarter ended January 31, 1999, filed on March 17, 1999, as amended May 26, 2000, for the second quarter ended April 30, 1999, filed June 14, 1999, as amended May 26, 2000, for the third quarter ended July 31, 1999, filed September 14, 1999, as amended May 26, 2000, and our Annual Report on Form 10-K for the fiscal year ended October 31, 1999, filed February 22, 2000, as amended May 26, 2000 and all subsequent Quarterly Reports on Form 10-Q including our Form 10-Q for the first quarter ended January 31, 2000, filed on April 12, 2000 , all of which have been filed before the date of the Annual Meeting, are incorporated by reference in these Proxy Materials. We will provide to any Shareholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to The Financial Relations Board, Inc., 675 Third Avenue, New York, New York 10017, Attn: Brian Gill

                                       By Order Of the Board of Directors


                                       BILLY V. RAY, JR.
                                       Chairman of the Board

Roswell, Georgia
____________, 2000


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

                                   APPENDIX A

                           ABLE TELCOM HOLDING CORP.
                       1995 STOCK OPTION PLAN, AS AMENDED

                              SECTION 1. PURPOSE.

This 1995 Stock Option Plan is intended to provide incentives to the officers, employees and other eligible persons performing services for Able Telcom Holding Corp. and its present and future subsidiaries to acquire an ownership interest in the Company through the exercise of options to purchase Common Stock or the receipt of awards of shares of Common Stock which may be granted pursuant to this Plan.

                            SECTION 2. DEFINITIONS.

     (a) "Agreement" shall have the meaning, ascribed to the term as set forth in Section 6 hereof.

     (b) "Award" means an Option or a Stock Award granted to an eligible person pursuant to this Plan.

     (c) "Board of Directors" means the Board of Directors of the Company.

     (d) "Common Stock" means the common stock, $.001 par value per share, of the Company.

     (e) "Company" means Able Telcom Holding Corp., a Florida corporation.

     (f) "Employee" means every individual performing services for the Company or any Subsidiary if the relationship between him and the person for whom he performs such services is the legal relationship of employer and employee as determined in accordance with Section 3401(c) of Internal Revenue Code and Treasury Regulations promulgated thereunder. A member of the Board of Directors in his sole capacity as such is not an Employee.

     (g) "Incentive Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that satisfies the requirements of Section 422 of the Internal Revenue Code.

     (h) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     (i) "Non-Affiliate Director" means every member of the Board of Directors who is not an Employee of the Company or any Subsidiary and who does not beneficially own, within the meaning of Rule 13d-2 of the Securities Exchange Act of 1934, as amended, more than five percent (5%) of any class of the outstanding capital stock of the Company.

     (j) "Nonqualified Stock Option" means a right granted pursuant to this Plan to purchase Common Stock that does not satisfy the requirements of Section 422 of the Internal Revenue Code.

     (k) "Option" means a right granted pursuant to this Plan to purchase Common Stock which may be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Board of Directors.

     (l) "Optionee" means an individual who has received an Option under the Plan.

     (m) "Option Shares" means the shares of Common Stock issuable upon the exercise of an Option.

     (n) "Plan" means this 1995 Stock Option Plan of Able Telcom Holding Corp.

     (o) "Plan Administrators" shall have the meaning ascribed to the term as set forth in Section 5 hereof.

     (p) "Plan Adoption Date" means the date on which this Plan shall have been adopted by the Board of Directors.

     (q) "Reserved Shares" shall have the meaning ascribed to the term as set forth in Section 3 hereof.

     (r)  "Stock Award" shall mean an award of shares of Common Stock under
Section 6-A hereof.

     (s) "Subsidiary" means any corporation (other than the Company) in an (unbroken chain of corporations beginning with the Company if, at the time the Option is granted, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     SECTION 3. SHARES SUBJECT TO THE PLAN.

Subject to adjustments pursuant to Section 9 of the Plan, no more than Five Million Five Hundred Thousand (5,500,000) shares in the aggregate of the Company's Common Stock (the "Reserved Shares") may be issued pursuant to the Plan to eligible participants. The number of the Reserved shall be reduced by the number of Options of Stock Awards granted under the Plan. The Reserved Shares may be made available from authorized but unissued Common Stock of the Company, from Common Stock of the Company held as treasury stock, from any shares which may become available due to the expiration, cancellation or other termination of any Option or the forfeiture of any Common Stock issued pursuant to a Stock Award previously granted by the Company, or from any combination of the foregoing.

                            SECTION 4. ELIGIBILITY.

The individuals eligible to receive Awards under this Plan shall be such valued Employees, Non-Affiliate Directors, advisors or consultants of the Company or any Subsidiary, as the Plan Administrators may from time to time determine and select. Non-Affiliate Directors, advisors and consultants shall be eligible to receive only Nonqualified Stock Options. Employees shall be eligible to receive Incentive Stock Options, Nonqualified Stock Options and Stock Awards. An Optionee may receive more than one Option or Stock Award or any combination of the two. No Employee of the Company or any Subsidiary is eligible to receive any Incentive Stock Options if such Employee, at the time the option is granted, owns, beneficially or of record, in excess of 10% of the outstanding voting stock of the Company or a Subsidiary; provided, however, that such Employee will be eligible to receive an Incentive Stock Option if at the time such Option is granted the Option price is at least 110% of the fair market value (determined with regard to Section 422(c)(7) of the Internal Revenue
Code) of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. Pursuant to Section 422(d) of the Internal Revenue Code, no Option granted pursuant to this Plan shall be treated as an Incentive Stock Option to the extent that the aggregate fair market value, determined at the time the Option was granted, of Common Stock with respect to which Options that otherwise qualify as Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000.

                     SECTION 5. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Board of Directors or a committee thereof consisting solely of two or more "Non-Employee Directors" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) as determined by the Board of Directors, which may be the compensation Committee or a subcommittee of the Compensation Committee (in any such case, the "Plan Administrators").

     (b) The Plan Administrators shall have the power, subject to, and within the limits of, the express provisions of the Plan:

          (i) To determine from time to time which eligible persons shall be granted Awards under the Plan, and the time when any Award shall be granted;

          (ii) To determine the number of shares of Common Stock to be subject to any Option or included in any Stock Award granted to any person and, in the case of Options, whether such Options are Incentive Stock Options, Nonqualified Stock Options or any combination thereof;

          (iii) To determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of the Plan;

          (iv) To prescribe the terms and provisions of each Option granted under the Plan (which need not be identical), including the exercise price and the period of time during which such Option may be exercised or shall become exercisable, and the conditions, restrictions, risks of forfeiture and other limitations, if any, applicable to any Stock Award;

          (v) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; and

          (vi) Generally, to exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

     (c) The Plan Administrators, in the exercise of these powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All determinations of the Plan Administrators shall be made by majority vote. Subject to any applicable provisions of the Company's By-laws, all decisions made by the Plan Administrators pursuant to the provisions of the Plan and related orders or resolutions of the Plan Administrators shall be final, conclusive and binding on all persons, including the Company, shareholders of the Company, Employees and Optionees.

     (d) The Plan Administrators may designate the Secretary of the Company, or other employees of the Company or competent professional advisors, to assist in the administration of this Plan and may grant authority to such persons to execute agreements or other documents on behalf of the Plan Administrators.

     (e) The Plan Administrators may employ such legal counsel, consultants and agents as they may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counselor consultant and any computation received from any such consultant or agent. No present or former Plan Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and By-laws, each present or former Plan Administrator shall be indemnified and held harmless by the Company against any cost or expenses (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company, the By-laws of the Company or otherwise. Expenses incurred by the Plan Administrators in the engagement of such counsel, consultant or agent shall be paid by the Company.

                    SECTION 6. OPTION TERMS AND CONDITIONS.

The Options granted under the Plan shall be evidenced by written Option Agreements (the "Agreements") consistent with the terms of the Plan which shall be executed by the Company and the Optionee. The Agreements, in such form as the Plan Administrators shall from time to time approve, shall, incorporate the following terms and conditions:

     (a) Time of Exercise. Options shall be exercisable in accordance with the terms of the Agreements as approved by the Plan Administrators from time to time. Incentive Stock Options may be exercised only if, at all times during the period that begins on the date of the granting of the Incentive Stock Option and that ends on the day three (3) months before the date of such exercise, the Optionee was an Employee of the Company or any Subsidiary; provided, however, that if the Optionee is "disabled" within the meaning of Section 22(e) of the Internal Revenue Code, then the end of the preceding post-employment exercise period shall be extended to one (1) year.

     (b) Purchase Price. Except as otherwise provided in Section 4 hereof, the purchase price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall not be less than the fair market value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Administrators in their sole discretion.

     (c) Method of Exercise. In order to exercise an Option in whole or in part, the Optionee shall give written notice to the Company at its principal place of business of such exercise, stating the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by full payment of the purchase price thereof either (i) in cash, or (ii) at the discretion of the Plan Administrators, in whole shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Plan Administrators, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Internal Revenue Code, or (iv) any combination of (i), (ii) and (iii) above. If the Plan Administrators exercise their discretion to permit payment of the exercise price of any Option by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of die Option in question. The exercise date of the Option shall be the date the Company receives such notice with any necessary accompaniments in satisfactory order.

     (d) Transferability. An Option shall not be transferable by the Optionee other than at death and an Option granted to such Optionee is exercisable, during his lifetime, only by such Optionee.

The Agreements may also contain such other terms, provisions, and conditions consistent with the Plan and applicable provisions of the Internal Revenue Code as the Plan Administrators may determine are necessary or proper.

                           SECTION 6-A. STOCK AWARDS

Subject to the limitations of this Plan, the Plan Administrators may select persons to receive Stock Awards and determine the time when each Award shall be granted, the number of shares of Common Stock subject to each Award, the period of time, if any, during which all of or a portion of such shares shall be subject to forfeiture and the other terms and conditions of such Award, if any. Subject to the restrictions set forth below, the recipient of a Stock Award shall have all the rights of a shareholder of the Company with respect to the shares of Common Stock subject to such Award, including voting rights and the right to receive all dividends and other distributions of the Company with respect to such shares. Certificates representing shares of Common Stock issued upon the grant of a Stock Award may be by the Company until the lapse of any conditions to vesting or risks of forfeiture. Shares of Common Stock included in any Stock Award are not transferable until fully vested or until the lapse or termination of any other risks of forfeiture.

           SECTION 7. STOCK OPTION GRANT FOR NON-AFFILIATE DIRECTORS.

     (a)  Grant of Options.

          (i) Each Non-Affiliate Director of the Company as of the date of approval of this Plan by the Board of Directors (the "Plan Adoption Date"), or any other person as of the date he or she first becomes a Non-Affiliate Director and thereafter, on the date of such Non-Affiliate Director's re-election as a Director of the Company, is hereby, and shall be, automatically granted a Nonqualified Stock Option to purchase Ten Thousand (10,000) shares of Common Stock. The Options granted to existing Non-Affiliate Directors as of the Plan Adoption Date shall be at an exercise price equal to the closing market price for the Common Stock on that date and shall vest one (1) year from the date of such grant, so long as such Non-Affiliate Director is serving as a Non-Affiliate Director of the Company on such vesting date.

          (ii) Each Non-Affiliate Director shall further receive the number of options described below upon such Non-Affiliate Director's election, re-election, or appointment, as the case may be, to serve in the capacit(ies) described below:

               Position                                    Number of Options
               Chairman of the Board of Directors                5,000
               Audit Committee Chairman                          2,000


               Audit Committee Member                            1,000
               Compensation Committee Chairman                   2,000
               Compensation Committee Member                     1,000
               Nominating Committee Chairman                     2,000
               Nominating Committee Member                       1,000

          The grant of the options described in this Section 7(a)(ii) shall vest one year from the date of grant so long as such Non-Affiliate Directors is acting in such capacities as of such vesting date(s).

     (b) Option Price. Notwithstanding anything to the contrary contained in this Plan, any Nonqualified Stock Option granted pursuant to this Section 7 shall provide an exercise price per share equal to 100% of the fair market value per share of the Common Stock on the date of such grant.

     (c)  Option Term. Any Nonqualified Stock Option granted pursuant to this
Section 7 shall expire on (i) September 19, 2005, or (ii) the date which is two years after the date that such Non-Affiliate Director shall no longer serve as a member of the Board. Nonqualified Stock Options issued to a non-affiliate Director shall not be exercisable until the first anniversary of the date of grant (the "Vesting Date"); provided, however, that said Options shall not vest and shall expire if the Non-Affiliate Director fails to attend at least 60% of all Board of Directors' meetings, and meetings of committees of which he is a member, which take place between the date of grant and the Vesting Date.

     (d)  Other Terms. All grants of Nonqualified Stock Options pursuant to this
Section 7 shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. The provisions of this
Section 7 shall not be amended more than once in any six month period, other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

                SECTION 8. RIGHTS OF STOCKHOLDERS AND OPTIONEE.

An Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option, unless and until: (a) the Option shall have been exercised pursuant to the terms thereof; (b) the Company shall have issued and delivered the shares to the Optionee; and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting and other ownership rights with respect to such shares.

             SECTION 9. ADJUSTMENTS IN THE EVENT OF CHANGES IN THE
     CAPITAL STRUCTURE, REORGANIZATION ANTI-DILUTION OR ACCOUNTING CHANGES.

     (a) Changes in Capital Structure. In the event of a change in the corporate structure or shares of the Company, the Plan Administrators (subject to any required action by the stockholders) shall make such equitable adjustments as they may deem appropriate in the number and kind of shares authorized by the Plan and, with respect to outstanding Options in the number and kind of shares covered thereby and in the exercise price of such Options on the dates granted. For the purpose of this Section, a change in the corporate structure or shares of the Company shall include, but is not limited to, changes resulting from a recapitalization, stock split, reverse stock split, consolidation, rights offering, stock dividend, reorganization, or liquidation. Any additional shares of Common Stock or other securities or rights issued or issuable with respect to any portion of a Stock Award which is unvested or remains subject to risks of forfeiture or other conditions at the time of any such change shall be subject to the same restrictions, risks or other conditions, for the same period of time, as are then applicable to such portion of the Stock Award.

     (b) Reorganization-Continuation of the Plan. Upon the effective date of the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or of a transfer of substantially all of the Company's property or more than 80% of the then outstanding shares of the Company to another corporation not controlled by the Company's stockholders, the Plan and any Option previously granted under the Plan shall terminate unless provision be made in writing in connection with such transaction for the continuation of (i) the Plan and for the assumption of the Options previously granted, or for the substitution of new Options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments (in accordance with the applicable provisions of the Internal Revenue Code) as to the number and kind of shares and price per share, in which event the Plan and the Options previously granted or new Options substituted therefor shall continue in the manner and under the terms as provided, and (ii) all vesting requirements for any portion of a Stock Award which is unvested shall be deemed satisfied and the shares subject thereto fully vested, and all risks of forfeiture or other restrictions or conditions applicable to any Stock Award shall lapse and terminate.

     (c) Reorganization-Termination of the Plan. In the event of a dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares, as provided in Section 9(b) above, and if provision is not made in such transaction for the continuance of the Plan and for the assumption of Options previously granted or the substitution of new Options covering die shares of a successor employer corporation or a parent or subsidiary thereof, then an Optionee under the Plan shall be entitled to written notice prior to the effective date of any such transactions stating that rights under his Option must be exercised within thirty (30) days of the date of such notice or they will be terminated.

                       SECTION 10. GENERAL RESTRICTIONS.

     (a) No Option shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any Option Shares, if such exercise or sale would, in the opinion of the Company, violate the applicable requirements of any Federal or state law. Additionally, no Option shall be exercisable if, at any time, the Company shall determine in its discretion that:

          (i) the listing of the Option Shares is necessary or desirable under any securities exchange requirements; or

          (ii) the qualification of the Option Shares is necessary or desirable under any applicable law; or

          (iii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of the Option Shares; unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     (b) If any law or regulation of any state or Federal commission or agency having jurisdiction shall require the Company or the Optionee to take any action with respect to the Option Shares, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the Option Shares shall be postponed until full compliance shall have been made with all such requirements.

                            SECTION 11. EMPLOYMENT.

Nothing in this Plan shall be deemed to grant any right of continued employment to a participating employee or to limit or waive any rights of the Company or its Subsidiary to terminate such employment at any time, with or without cause.

                             SECTION 12. AMENDMENT.

Subject to the provisions of Section 7(d) hereof, the Board of Directors shall have the power to amend or revise the terms of this Plan or any part thereof without further action of the stockholders; provided, however, that no such amendment shall impair any Award or deprive any Optionee of shares that may have been granted to him under the Plan without his consent; and provided further that no such amendment shall, without shareholder approval:

     (a)  increase the aggregate number of the Reserved Shares;

     (b)  change the class of persons eligible to receive Awards under the Plan;

     (c) extend the maximum period during which any Option may be granted or exercised;

     (d) reduce the Option price per share under any Option below fair market value at the time such Option was granted; or

     (e)  extend the term of the Plan.

              SECTION 13. EFFECTIVE DATE AND TERMINATION OF PLAN.

     (a) The effective date of the Plan shall be the Plan Adoption Date; provided, however, in the event that the Plan is not approved by the voting stockholders of the Company on or before December 31, 1996, the Plan and all Options granted and to be granted hereunder shall be null and void and the Company shall have no obligation of any nature whatsoever to any employee or other person arising out of the Plan or any options granted or to be granted hereunder.

     (b) The Board of Directors of the Company may terminate the Plan at any time with respect to any shares that are not subject to Awards. Unless terminated earlier by the Board of Directors, the Plan shall terminate on September 19, 2005, and no Awards shall be granted under this Plan after it has been terminated. Termination of this Plan shall not affect the right and obligation of any Optionee with respect to Awards granted prior to termination.

                         SECTION 14. WITHHOLDING TAXES.

Whenever under the Plan shares are to be issued in respect of Awards granted hereunder, the Company shall have the right to require the recipient to make arrangements to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to or following the delivery of any certificate or certificates for such shares.

                           SECTION 15. QUALIFICATION.

This Plan is adopted pursuant to, and is intended to comply with, the applicable provisions of the Internal Revenue Code and the regulations thereunder. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code and the regulations thereunder. In the event this Plan or any Incentive Stock Option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Internal Revenue Code or any regulation thereunder, this Plan and any Incentive Stock Option granted pursuant to this Plan shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity can be achieved by amendment.

          SECTION 16. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. For purposes of this Plan, a "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option.

                                   APPENDIX B

(a) Additional information concerning the business of the Company and of MFSNT

                 BUSINESS OF THE COMPANY (Pre-MFSNT Acquisition)

Prior to the MFSNT Acquisition, Able specialized in designing, installing, maintaining and providing system integration services for advanced voice, data and video communications networks. Able's customers included, and still include, domestic and international telephone operating companies, government entities, and mid- to large- size corporations. Able provided its customers with a number of complementary services within the telecommunication infrastructure, traffic management systems, automated manufacturing systems and utility network areas. Able developed the ability to assemble a large, trained workforce, offer a turn-key service mix and satisfy requirements for capital, bonding, technical, administrative and financial pre-qualifications which allowed the Company to bid on large projects and compete on both a national and international level.

Able conducted its business through three main operating groups: (1) Telecommunication Services, (2) Traffic Management Services, and (3) Communications Development. Each operating group contained subsidiaries that relied on local managerial talent supported by centralized corporate control. These groups are briefly summarized below.

         Telecommunications Services consisted of network technical services for building both "outside plant" and "inside plant" telecommunications systems. "Outside plant" services are large scale installation and maintenance of coaxial and fiber optic cable (installed either aerial or underground) and ancillary equipment for digital voice, data and video transmissions provided primarily to local telephone companies, although work has been performed for long distance telephone companies, electric utility companies, local municipalities and cable television multiple system operators in the United States, as well as electric utility grids and water and sewer utilities. "Inside plant" services (also known as premise wiring) consist of engineering, design, installation and integration of telecommunication networks and delivery systems for voice, data and video providing connectivity and networking to offices for large private businesses, including banks, universities and hospitals.

         Traffic Management Services consisted of designing, installing and maintaining traffic control and signalization devices (i.e., stoplights, crosswalk signals, drawbridge and railroad track signals and gate systems traffic detection and data gathering devices). This operating group also designed, installed and maintained "intelligent highway" communication systems that involve the interconnection of data and video systems, fog detection devices, remote signalization or computerized signage in order to monitor and communicate traffic conditions such that real-time responses to dynamic changes in traffic patterns and climate conditions can be made.

         Communications Development activities consisted of management of Able's joint venture arrangements in Latin America, primarily Venezuela, which were formed to provide telecommunication installation and maintenance services to privatized local telephone companies. In 1996, these activities were expanded to include marketing to Latin American telephone companies of "Neurolama," an internally developed proprietary telephone call record and data collection system.

Able's strategy was to capture an increased share of the market for outsourced network installation, maintenance and system integration and through increased marketing efforts by broadening the range of services it offers to customers. This strategy includes both (i) growth through acquisition and (ii) internal growth of existing and complementary lines of business.

COMPANY STRUCTURE

Able was incorporated in 1987 as "Delta Venture Fund, Inc.", a Colorado Corporation. Able adopted its current name in 1989 and changed its corporate domicile to Florida in 1991. Commencing in mid-1992 until mid-1994, 95 percent of the Company's revenues and profits were derived from telecommunications services provided primarily through two majority-owned subsidiaries located in Caracas, Venezuela. These services were provided to one customer, CANTV, the Venezuelan national telephone company. To decrease its exposure to foreign markets, in 1994, Able expanded its business focus by marketing its services in the southeastern United States with the acquisition of Florida-based Transportation Safety Contractors, Inc. and its affiliates (collectively, "TSCI"). TSCI installs and maintains traffic control signage, signalization and lighting systems and performs outside plant telecommunication services. The majority of TSCI's business is conducted in Florida and Virginia with these states' respective Departments of Transportation and various city and county municipalities.

To further expand in the domestic market and to facilitate a continued acquisition program, the Company acquired the common stock of H.C. Connell, Inc. ("Connell") in December 1995. Connell performs primarily outside plant telecommunication and electric power services for local telephone and utility companies in central Florida. Connell was renamed Able Telecommunications and Power, Inc. ("ATP") in January 1999. In October 1996, Able acquired the common stock of Georgia Electric Company ("GEC"), headquartered in Albany, Georgia. GEC operates in eight southeastern states and specializes in the installation, testing and maintenance of intelligent highway and communication systems including computerized traffic management, wireless and fiber optic data networks, weather sensors, voice data and video systems and computerized manufacturing and control systems. In December 1996, Able acquired the common stock of Dial Communications, Inc. ("Dial") of Tallahassee, Florida. At that time, Dial provided outside and inside plant telecommunication services to the regional Bell operating company, other local and long distance telephone companies, private businesses and universities. Able has subsequently discontinued Dial's operations. In April 1998, Able acquired the common stock of Patton Management Company ("Patton") of Atlanta, Georgia which provides advanced telecommunication network services to upgrade existing networks and to provide connectivity to office buildings, local and wide area networks.

                BUSINESS OF THE COMPANY (Post-MFSNT Acquisition)

GENERAL OVERVIEW

The following discussion of Able's business includes those aspects of Able's operations acquired in the MFSNT Acquisition. For a better understanding of those aspects of Able's business attributable to MFSNT, see the description of the business of MFSNT set forth under the heading "Business of MFSNT".

Able, and its subsidiaries, develops, builds and maintains communications systems for companies and governmental authorities. The Company has five organizational groups. Each group is comprised of subsidiaries of the Company with each having local executive management functioning under a decentralized operating environment. The Company completed operational restructuring of its subsidiaries during fiscal year 1999. As a result, the Company now has 14 active subsidiaries, 11 of which are wholly-owned.

The service provided by each group is as follows:


             ORGANIZATIONAL GROUP                                    SERVICE PROVIDED
             --------------------                                    ----------------

Network Services.................................     Design, development, engineering, installation,
                                                      construction, operation and maintenance
                                                      services for telecommunications systems.

Network Development..............................     Established subsequent to October 31, 1999, to own,
                                                      operate and maintain local and regional
                                                      telecommunication networks.

Transportation Services .........................     Design, development, integration, installation,
                                                      construction, project management, maintenance and
                                                      operation of automated toll collection systems.

Construction.....................................     Design, development, installation, construction,
                                                      maintenance and operation of electronic traffic
                                                      management and control systems, and road signage.

Communications Development ......................     Design, installation and maintenance services to
                                                      foreign telephone companies in South America.

COMPANY STRUCTURE

In July 1998, in a transaction that increased Able's revenues by approximately 300 percent, the Company acquired the network construction and transportation systems business of MFS Network Technologies, Inc. ("MFSNT") from MCI WorldCom, Inc. ("WorldCom"). MFSNT was then divided into two entities, 1) the network construction business became MFS Network Technologies, Inc. and 2) the transportation systems business became MFS Transportation Systems, Inc. As part of the MFSNT acquisition, the Company, WorldCom and MFSNT entered into a Master Services Agreement (the "WorldCom Master Services Agreement") pursuant to which the Company agreed to provide telecommunication infrastructure services to WorldCom on a cost-plus 12 percent basis for a minimum of $40.0 million per year. The aggregate sum payable to the Company for the five-year contract is guaranteed to be no less than $325.0 million, subject to certain adjustments. To achieve these established minimums, WorldCom has agreed to award the Company at least 75 percent of all WorldCom's outside plant work related to its local network projects up to $500.0 million and the Company has agreed to accept and perform work orders from WorldCom for as much as $130.0 million of services during each year of the five-year contract. The Company has also agreed that WorldCom will have met all of its commitments to the Company, to the extent that payments made to the Company reach an aggregate of $500.0 million at any time during the five-year term of the contract.

In July 1999, the Company entered into a teaming agreement with 186K.Net, Co. (the "186K Agreement"), a technology firm and hosting facility, to combine their respective expertise in infrastructure engineering/design and high-end Internet technology to deliver high-speed Internet connectivity, telecommunications and systems integration solutions. Under the 186K Agreement, the Company will focus on infrastructure build-outs and 186K.Net, Co. will focus on the delivery of high-end Internet services. Included in the 186K Agreement is a deferred value added equity swap that would allow either party to benefit by an increase in market capitalization value over a three year period (refer to Exhibit 2.6 for more detail).

In November 1999, the Company acquired the common stock of Southern Aluminum and Steel Corporation ("SASCO") and Specialty Electronic Systems, Inc. ("SES") which together provide expertise in design, installation and project implementation of advanced highway communication networks and Intelligent Transportation Systems.

In January 2000, Able established Able ICP, Inc. ("Able ICP") which will own, operate and maintain local and regional telecommunication networks as part of Able's Network Development Group. Able ICP is a development company that is expected to require significant capital expenditures related to network construction and which is not expected during fiscal 2000 to generate significant net income or earnings before interest, depreciation, taxes and amortization. The Company's ability to grow Able ICP and to implement its business plan will be dependent on the Company's ability to fund its capital expenditure needs, either internally or through borrowings and the sale of equity. No assurance can be given that the Company will be able to meet Able ICP's funding needs on a timely basis, or at all, on terms acceptable to the Company, or that Able ICP will ever be profitable. In March 2000, the name "Able ICP, Inc." was changed to "Adesta ICP, Inc."

In compliance with a contractual obligation with WorldCom, effective February 2000, all subsidiaries bearing "MFS" as part of their name were changed. MFS Network Technologies, Inc. changed its name to Adesta Communications, Inc. ("Adesta Communications"), MFS Transportation Systems, Inc. changed its name to Adesta Transportation, Inc. ("Adesta Transportation") and MFS TransTech, Inc. changed its name to TransTech, Inc. In conjunction with these name changes, this proxy statement includes a proposal to shareholders to change the name of the Company to "The Adesta Group, Inc."

SERVICES, MARKETS AND CUSTOMERS

Able conducts five distinct types of business activities, four of which are primarily conducted in the United States and one of which is conducted abroad. Domestically, Able provides network services, network development, transportation services and construction. Abroad, principally in Venezuela, the Company conducts communication development activities. Each of these activities is discussed in more detail below. In most of Able's business activities it faces competition that may be larger and may have substantially greater financing, distribution and marketing resources than Able.

Network Services Group. The Network Services Group provides telecommunications network services through two divisions: (i) the Telecommunications Systems Integration Division provides general contracting services for large-scale telecommunications projects, and (ii) the Telecommunications Construction Division specializes in the construction of network projects or project phases.

Able provides turn-key telecommunications infrastructure solutions through the Telecommunications Systems Integration Division. As a telecommunications systems integrator, Able provides "one-stop" capabilities that include project development, design, engineering, construction management, and on-going maintenance and operations services for telecommunications networks. The projects include the construction of fiber optic networks that provide advanced digital voice, data and video communications and wireless infrastructure deployment.

The Telecommunications Construction Division provides construction and technical services for building both outside plant and inside plant telecommunications systems. Outside plant services are large-scale installation and maintenance of coaxial and fiber optic cable (installed either aerially or underground) and ancillary equipment for digital voice, data and video transmissions. These installations are most often undertaken to upgrade or replace existing communications networks. Inside plant services, also known as premise wiring, include design, engineering, installation and integration of telecommunications networks for voice, video and data inside customers' facilities. Additionally, Able provides maintenance and installation of electric utility grids and water and sewer utilities. The Company provides outside plant telecommunications services primarily under hourly and per unit basis contracts to local telephone companies. Able also provides these services to long distance telephone companies, electric utility companies, local municipalities and cable television multiple system operators.

Network Development Group. The Network Development Group was established subsequent to October 31, 1999, to design, engineer, construct, operate and maintain state-of-the-art, 'future proof' (designed for low cost upgrades to avoid obsolescence), fiber optic networks providing virtually unlimited bandwidth, and a comprehensive suite of cutting edge multimedia telecommunications services for users in Tier 3 cities (those with populations between 100,000 and 250,000).

Transportation Services Group. The Transportation Services Group provides "one-stop" electronic toll and traffic management solutions for intelligent transportation system infrastructure projects, including project development and management, design, development, integration, installation, engineering, construction and systems operation and maintenance. Additionally, Able has and continues to develop proprietary software and applications designed to support these systems. The electronic toll and traffic management segment of the intelligent transportation system industry uses technology to automate toll collection for bridges and highways, allowing for "non-stop" toll collection. Electronic toll and traffic management systems use advanced scanning devices to identify a car's type, combined with the user's account information, as the car passes a tolling station and immediately debits the appropriate toll from the user's account. In addition, significant support systems must be developed to maintain electronic toll and traffic management accounts, and process violations. Able developed automatic vehicle identification technology jointly with Texas Instruments and used it in many of its electronic toll and traffic management projects. The Transportation Services Group markets its services to state and local government transportation departments.

Construction Group. The Company's Construction Group installs and maintains traffic control and signalization devices. These services include the design and installation of signal devices (such as stoplights, crosswalk signals and other traffic control devices) for rural and urban traffic intersections, drawbridge and railroad track signals, gate systems and traffic detection and data gathering devices. The Company also designs, develops, installs, maintains and operates "intelligent highway" communications systems that involve the interconnection of data and video systems, fog detection devices, remote signalization or computerized signage. These systems monitor traffic conditions, communicate such conditions to central traffic control computers, and provide real-time responses to dynamic changes in traffic patterns and climate conditions by changing speed limit display devices, lowering traffic control gates, or changing the text on remote signs and signals. The Company also installs and maintains computerized manufacturing systems for various industrial businesses. Many of the functions of the Construction Group, particularly those involved in intelligent highway systems, complement those of the Network Services Group.

Communications Development Group. The Company's Communications Development Group operates primarily in Venezuela. These activities consist of management of joint venture arrangements, which were formed to provide telecommunications installation and maintenance services to privatized local phone companies. These joint ventures are in the form of subsidiaries in which Able has an 80% voting and ownership interest and a 50% share of profits and losses. In 1996, the Communications Development Group expanded its communications development activities to include the marketing to Central and South American telephone companies of NeuroLAMA, an internally developed proprietary telephone call record and data collection system. Significant capital expenditures will be required to install NeuroLAMA in South America.

INDUSTRY AND GEOGRAPHIC AREA SEGMENT INFORMATION

Sales to unaffiliated customers, income (loss) from operations, and identifiable assets pertaining to the Groups in which the Company operates are presented below (in thousands).


                                               For the Fiscal Year Ended October 31,
                                               -------------------------------------

                                                  1999         1998          1997
                                                  ----         ----          ----
Sales to unaffiliated customers:
Network Services                                $260,354       $ 62,243      $    --
Transportation Services                           39,394         24,639           --
Construction                                     113,948        125,270       82,171
Communication Development (International)          4,869          5,329        4,163
                                                --------       --------      -------
                                                $418,565       $217,481      $86,334
                                                --------       --------      -------

Income (loss) from operations:
Network Services                                $ 14,746       $  6,272      $    --
Transportation Services                          (10,618)         2,586           --
Construction                                      (5,730)         1,718        4,824
Communication Development (International)            346            182           17
Unallocated Corporate Overhead                      (628)           651           --
                                                --------       --------      -------
                                                $ (1,884)      $ 11,409      $ 4,841
                                                --------       --------      -------

Identifiable assets:
Network Services                                $139,460       $159,660      $    --
Transportation Services                           50,178         48,830           --
Construction                                      66,667         71,941       44,751
Communication Development (International)          3,813          4,496        2,509
Corporate                                          1,915          5,833        3,086
                                                --------       --------      -------
                                                $262,033       $290,760      $50,346
                                                --------       --------      -------


INDUSTRY OVERVIEW

Telecommunications Infrastructure. The International Telecommunications Union estimates that between 1996 and 2000, telecommunications infrastructure investment will exceed $50.0 billion in the United States and $600.0 billion worldwide. In addition, Able believes that utility and telecommunications companies, including regional Bell operating companies ("RBOCs"), competitive local exchange carriers ("CLECs") and inter-exchange carriers ("IXCs"), which still conduct a significant portion of their construction work in-house, will outsource more infrastructure construction in the future in response to rapid deregulation and competitive pressures to reduce costs and focus on the operations and marketing of their telecommunications services.

The Telecommunications Act of 1996 (the "Telecommunications Act") created a structural change in the telecommunications industry by removing the barriers to entry that the RBOCs and IXCs had previously enjoyed. The Telecommunications Act established less restrictive regulations for CLECs and other telecommunications companies to compare with the RBOCs. As a result, the RBOCs must allow competing telecommunications companies, under the performance party principle, to compete in their markets. This has led to intense competition among all players in the telecommunications and data/information transfer and services industries. Prices for services and equipment have been falling, and new technologies and services are being offered. In addition, the battle to attract and retain customers has led to higher levels of customer service.

These conditions have forced the RBOCs to compete for customers. As a result, more money is being dedicated to construction and upgrades of fiber optic and coaxial networks and other assets by many participants in the telecommunications and data/information transfer industries. RBOCs are searching for ways to reduce costs and become more efficient. Internal operations such as network installation are increasingly being outsourced to companies such as Able.

The infrastructure and network services segment of the communications industry is poised for significant growth, due to the changing regulatory environment and rapid advancements in technology, which require increases in bandwidth to carry voice, video and data. These trends are resulting in a significant need for rapid replacement and upgrade of existing communications infrastructure and network systems. In addition, new entrants to the telecommunications industry are increasingly turning to experienced, full-service communications infrastructure and network integrators for assistance and support.

It has been forecasted that significant growth will occur within the international market for telecommunications infrastructure. In many emerging and developing areas such as South America, the Pacific Rim and Africa, the infrastructure required to support telecommunications on a widespread local level is incomplete or nonexistent. The telecommunications infrastructure that currently exists is typically analog-based. For developing countries, the main focus is to establish or expand their telecommunications infrastructure rather than convert and upgrade existing lines. The lack of telecommunications infrastructure in developing economic areas creates an opportunity to provide turn-key telecommunications infrastructure project managerial services. Able expects not only to selectively bid on new opportunities, but also further develop existing telecommunications infrastructure projects.

Transportation Systems. The market for traffic management and, specifically, intelligent transportation services, is significant and growing due to federal and state legislation to create economically efficient and environmentally safe transportation systems. The Intermodal Surface and Transportation Efficiency Act of 1996 will provide $217.0 billion to state departments of transportation over the next six years and is expected to significantly increase spending on advanced transportation infrastructure. In addition, the deployment of intelligent highway systems, as well as telecommunications infrastructure along the highway rights-of-way, offer new revenue sources for the responsible government agencies. Intelligent transportation services include electronic toll collection, highway fiber optic network, computerized traffic signal and other traffic management tools.

SUPPLIERS AND RAW MATERIALS

Able has no material dependence on any one supplier of raw materials.

BACKLOG

The Company's estimated backlog at January 31, 2000, was as follows:


                                         Operations and
                           Construction    Maintenance
  Organizational Group      Contracts       Contracts         Total
---------------------------------------------------------------------
Network Services             $408,000      $  179,000      $  587,000
Transportation Services       140,000         120,000         260,000
Construction                  151,000          33,000         184,000
                             --------      ----------      ----------
                             $699,000      $  332,000      $1,031,000
                             ========      ==========      ==========


The Company expects to complete approximately 40% of the total backlog within the next fiscal year. Due to the nature of the Company's contractual commitments, in many instances its customers do not commit to the volume of services to be purchased under a contract but, rather, commit the Company to perform these services if requested by the customer and commit to obtain these services from it if they are not performed internally. Many of the contracts are multi-year agreements, ranging from less than one year to 20 years. The Company includes the full amount of services projected to be performed over the life of the contract in backlog due to its historical relationships with its customers and experience in procurements of this nature. Contract backlog of $500 million is under performance bonds and the Company may be subject to liquidated damages for failure to perform in a timely manner. The Company's backlog may fluctuate and does not necessarily indicate the amount of future sales. A substantial amount of its order backlog can be canceled at any time without penalty, except, in some cases, the Company can recover actual committed costs and profit on work performed up to the date of cancellation. Cancellations of pending purchase orders or termination or reductions of purchase orders in progress from its customers could have a material adverse effect on its business, operating results and financial condition. In addition, there can be no assurance as to customers' requirements during a particular period or that such estimates at any point in time are accurate.


DEPENDENCE UPON KEY CUSTOMERS

The Company derives a significant portion of its revenues from a few large customers. Those customers are as follows:


                                                                       Revenue for the       Percentage of Total
                                                                         Fiscal Year      Revenues During The Fiscal
                                                                      Ended October 31,    Years Ended October 31,
        Customer                            Operating Group                 1999           1999      1998      1997
-------------------------------------------------------------------------------------------------------------------
New Jersey Consortium             Transportation and Network Services      $78,515          18%        7%       --
WorldCom                                    Network Services                61,636          15%       14%       --
Williams Communications, Inc.               Network Services                49,621          12%       --        --
Cooper Tire Company                           Construction                  13,050           3%        6%       15%
Florida Power Corp                            Construction                  13,514           3%        2%        9%
State of Illinois (ISTHA)                   Network Services                11,680           2%        8%       12%

MFSNT is party to multiple contracts with the New Jersey Consortium ("New Jersey Consortium Contracts") which includes the New Jersey Turnpike Authority, New Jersey Highway Authority, Port Authority of New York and New Jersey, South Jersey Transportation Authority, State of Delaware Department of Transportation. The New Jersey Consortium Contracts provide for, among other items, MFSNT to construct and maintain a fully integrated automated toll collection system and supporting fiber optic network. The estimated gross value of the New Jersey Consortium Contracts is in excess of $280.0 million. During the fiscal year ended October 31, 1999, the Company incurred net losses related to the New Jersey Consortium Contracts of approximately $4.0 million, including penalties of approximately $4.9 million associated with the failure to meet certain milestones provided in the contracts. The Company is not currently incurring additional penalties related to the New Jersey Consortium Contracts.

At October 31, 1999, the Company had billed and unbilled receivables of $18.3 million and $20.4 million related to the New Jersey Consortium, $10.9 million and $8.7 million related to WorldCom and $6.2 million and $1.1 million related to Williams Communications, Inc., respectively.

Able believes that a substantial portion of its total revenues and operating income will continue to be derived from a concentrated group of customers, in particular the New Jersey Consortium and WorldCom. The loss of the New Jersey Consortium, WorldCom or any other such customers could have a material adverse effect on Able's business, financial condition and results of operations.

CONTRACTS

The Company has and will continue to execute various construction and other contracts which may require the Company to, among other items, maintain specific financial parameters, meet specific milestones and post adequate collateral generally in the form of performance bonds. Failure by the Company to meet its obligation under a contract may result in the loss of the contract and subject the Company to litigation and various claims, including liquidated damages.

Construction Contracts. For construction contracts, the Company obtains fixed price or cost plus contracts for projects, either as a prime or as a subcontractor, on a competitive bid basis. Typically, for prime contracts, a state department of transportation ("DOT") or other governmental body provides a set of specifications for the project to qualified contractors. The Company then estimates the total project cost based on input from engineering, production and materials procurement personnel. Able then submits a bid along with a bid bond. For most government-funded projects, the scope of work extends across many industry segments. In such cases, the Company subcontracts its expertise to a prime contractor. Able must submit performance bonds on substantially all contracts obtained. The financial viability of the Company is dependent on maintaining adequate bonding capacity and any loss of such would have a material adverse effect on the Company.

Government business is, in general, subject to special risks, such as delays in funding, termination of contracts or subcontracts for the convenience of the government or for the default by a contractor, reduction or modification of contracts or subcontracts, changes in governmental policies, and the imposition of budgetary constraints. The Company's contracts with governmental agencies provide specifically that such contracts are cancelable for the convenience of the government. Contract duration is dependent upon the size and scope of the project but typically is from six months to three years. Contracts generally set forth date-specific milestones and provide for liquidated damages for failure to meet milestones. During fiscal 1999, Able was subject to liquidated damages relating to the "Violations Processing Center" portion of the New Jersey Consortium Contract amounting to approximately $4.9 million.

In most cases, Able supplies the materials required for a particular project, including materials and component parts required for the production of highway signage and guardrails and the assembly of various electrical and computerized systems. Aluminum sheeting, steel poles, concrete, reflective adhesive, wood products, cabling and electrical components are the principal materials purchased domestically for the production of highway signage and guard railing. Generally, the supply and costs of these materials has been and is expected to continue to be stable, and the Company is not dependent upon any one supplier for these materials. The Company also purchases various components for the assembly of various electrical, lighting and computerized traffic control systems. Many of these materials must be certified as meeting specifications established by the customer. The unavailability of those components could have an adverse impact on meeting deadlines for the completion of projects which may subject the Company to liquidated damages; however, the availability of these materials, generally, has been adequate.

SERVICE CONTRACTS. The Company generally provides telecommunication, cable television, electric utility and manufacturing system services (i.e., non-governmental business) under comprehensive operation and maintenance and master service contracts that either give Able the right to perform certain services at negotiated prices in a specified geographic area during the contract period or pre-qualify the Company to bid on projects being offered by a customer. Contracts for projects are awarded based on a number of factors such as price competitiveness, quality of work, on-time completion and the ability to mobilize equipment and personnel efficiently. Able is typically compensated on an hourly or per unit basis or, less frequently, at a fixed price for services performed. Contract duration is either for a specified term, usually one to three years, or is dependent on the size and scope of the project. In most cases, the Company's customers supply most of the materials required, generally consisting of cable, equipment and hardware, and the Company supplies the expertise, personnel, tools and equipment necessary to perform its services.

SALES AND MARKETING

Able markets its systems integration services through a dedicated sales group. Its salespeople market directly to existing and potential customers, including municipalities and other government authorities, telecommunications companies and utility companies. Able's salespeople work with those responsible for project development and funding to facilitate network design and funding procurement.

Typically, the contracting process for systems integration projects entails the development of a list of qualified bidders and the establishment of a bid schedule, the distribution of, and response to, a request for proposal ("RFP") and the awarding of the contract to an approved service provider. Important elements in determining the qualifications of a bidder are its reputation, its previous projects and its ability to secure bonding for the project. The selling cycle, which is usually 12 to 24 months in duration, is protracted due to the scope and complexity of the services provided.

Able markets its telecommunications construction services to local and long distance telephone companies, utility companies, local municipalities and certain corporations with particular communications needs. In addition, the Company markets its construction services to certain systems integrators. A dedicated sales force, as well as members of each subsidiary's senior management, actively market Able's services in their defined geographic regions. Additionally, Able markets transportation construction services to state and local departments of transportation, public/private toll authorities and certain international authorities.

COMPETITION

Network Services Group. The Telecommunications Systems Integration Division of the Network Services Group competes for business in two segments: the traditional request for proposal ("RFP")/bid based segment for the installation and integration of infrastructure projects and a less traditional "project development" segment. Able's largest competitors in the traditional RFP/bid based segment are telecommunications service providers. The Telecommunications Systems Integration Division has identified and pursued the "project development" segment as a "niche" market for its services, providing network alternatives to large public agencies, utilities and telecommunications service providers through the use of public-private memberships and other financing models unique to the industry. These customers often must choose between building their own networks or using an existing telecommunication service provider's network. Once a customer has decided to build its own network, the Company assists the customer in preparing a viable and customized project business plan that addresses the customer's specific telecommunications needs, including budgetary and other concerns. Able also has focused on "project development" opportunities presenting ownership or participation opportunities that can generate recurring revenues. The Company believes that no other company presently provides these kind of complete, turnkey project development service for these customers. Able can make no assurances, however, that other systems integration companies will not develop the expertise, experience and resources to provide services that achieve greater market acceptance or that are superior in both price and quality to Able's services, or that it will be able to maintain its competitive position.

The Telecommunications Construction Division competes for business with several competitors on a much larger scale. In addition, the Telecommunications Construction Division also competes in a market characterized by a large number of smaller size private companies that compete for business generally in a limited geographic area or with few principal customers. The Telecommunications Construction Division's largest competitors are MasTec, Inc. and Dycom, Inc.

Network Development Group. The competitive environments within the large metropolitan areas (called Tier 1 cities), such as New York, Los Angeles, Chicago and Atlanta, already have an Incumbent Local Exchange Carrier ("ILEC") and multiple Competitive Local Exchange Carriers ("CLECs") competing for their large, high volume, business base. In addition, due to the high density of apartment complexes, many have more than one cable company.

In contrast, the Tier 3 cities that the Network Development Group is targeting typically have the ILEC, one cable company, and in some cases facilities based CLECs targeting a limited area of businesses. In most cases, both the cable company and the ILEC have legacy infrastructures with very limited capability to provide modern services.

Transportation Services Group. The Transportation Services Group believes its major competitors in the North American market are Lockheed Information Management Co., a division of Lockheed Martin, and Syntonic Technology, Inc., doing business as Transcore ("Transcore").

Construction Group. The market in which the Construction Group competes is characterized by large competitors who meet the experience, bonding and licensure requirements for larger projects and by small private companies competing for projects of $3 million or less in limited geographic areas. The Construction Group's largest competitors include Lockheed Martin, Traffic Control Devices of Florida and MasTec, Inc. The Construction Group's smaller competitors are High Power of Florida, MICA Corporation of Texas and Fishback & Moore. A number of these competitors may be larger, may have substantially greater financial, distribution and marketing resources, and may have more established reputations than Able.

Communications Development Group. The Communications Development Group competes for business in the international market, primarily in South America. Presently, the operations of the Communications Development Group are in Venezuela and Brazil. In Venezuela, the market is characterized by a single customer, CANTV, the telephone company of Venezuela, and a large number of smaller sized private companies that compete for business generally in a limited geographic area. In Brazil, the market consists of a myriad of smaller companies competing for a growing but limited market, which forces margins down.

EMPLOYEES

As of January 31, 2000, the Company and its subsidiaries had approximately 2,000 employees. The number of employees considered as laborers can vary significantly according to contracts in progress. Such employees are generally available to the Company through an extensive network of contacts within the communications industry.

PROPERTIES

The Company's corporate offices are in Roswell, Georgia, where it occupies 6,600 square feet under a lease that expires July 31, 2004. The Company also has 5,110 square feet of office space under a lease that expires January 31, 2004 in West Palm Beach, Florida which is presently available for sublet. The Company leases 35,815 square feet of office space in Omaha, Nebraska, under a lease that expires September 30, 2004, and which houses Adesta Communications, and 40,111 square feet in Mt. Laurel, New Jersey, under a lease that expires February 28, 2003 and which houses Adesta Transportation. The Company leases 6,400 square feet of space in Fairbanks, Alaska, for a network operations center. The Company leases 6,800 square feet of office space in Fort Lauderdale, Florida, under a lease which expires September 30, 2003, which facility is presently available for sublet. The Company leases several field offices and numerous smaller offices. The Company also leases on a short-term or cancelable basis temporary equipment yards or storage locations in various areas as necessary to enable it to efficiently perform its service contracts.

The Company owns (subject to a mortgage) and operates a 10,000 square foot facility for operations based in Chesapeake, Virginia. The Company's Venezuelan subsidiaries own and operate from a 33,000 square foot floor of an office building located in Caracas, Venezuela, and lease an additional 50,000 square feet of covered parking and shop facilities. Able also owns a 15,000 square foot facility located on approximately three acres of land for operations in Tampa, Florida.

SEASONALITY

The Company operates throughout the United States and its results of operations are not significantly impacted by seasonal changes.

LEGAL PROCEEDINGS

In May 1998, SIRIT Technologies, Inc. ("SIRIT") filed a lawsuit in the United States District Court for the Southern District of Florida against the Company and Thomas M. Davidson, who subsequently became a member of the Company's Board of Directors. Mr. Davidson resigned in January 2000. SIRIT asserts claims against the Company for tortuous interference, fraudulent inducement, negligent misrepresentation and breach of contract in connection with the Company's agreement to purchase the shares of MFSNT and seeks injunction relief and compensatory damages in excess of $100.0 million. In May 2000, Able was determined to owe SIRIT $1.2 million in compensatory damages and $31.0 million in punitive damages. Able believes that the jury award is both without merit and excessive and is intending to pursue all its legal rights, including an appeal of the jury award.

In 1998, Shipping Financial Services Corp. ("SFSC") filed a lawsuit in the United States District Court for the Southern District of Florida against the Company, and certain of its officers. SFSC asserts claims under the federal securities laws against the Company and four of its officers that the defendants allegedly caused the Company to falsely represent and mislead the public with respect to two acquisitions, COMSAT and MFSNT, and the ongoing financial condition of the Company as a result of the acquisitions and the related financing of those acquisitions. SFSC seeks certification as a class action on behalf of itself and all other similarly situated investors and seeks unspecified damages and attorneys' fees.

In 1997, Bayport Pipeline, Inc. ("Bayport") filed a lawsuit against MFSNT seeking a declaratory judgment concerning the rights and obligations of Bayport and MFSNT under a Subcontract Agreement that was entered into on May 1, 1997 related to the NYSTA contract. The matter was referred to arbitration in January 1999. The total amount sought was not less than $5.5 million and subsequent to October 31, 1999 was increased to $19 million. On February 24, 2000, the arbitrator ruled that MFSNT owed Bayport $4.1 million, which is consistent with amounts previously accrued by the Company. The arbitrator's award is binding; however, the Company is disputing the calculation of the award, which it believes in error. Additionally, the Company may appeal the award in future legal proceedings.

In 1997, U.S. Public Technologies, Inc. ("USPT") filed a lawsuit in the United States District Court for the Southern District of California, (San Diego), against MFSNT for breach of contract, breach of an alleged implied covenant of good faith and fair dealing, tortious interference, violation of the California Unfair Competition Act, promissory estoppel and unjust enrichment in connection with a Teaming Agreement between MFSNT and USPT concerning the Consortium Regional Electronic Toll Collection Implementation Program in the state of New Jersey. In this lawsuit, USPT seeks actual damages in excess of $8.5 million and unspecified exemplary damages. Discovery had not yet commenced in this lawsuit.

In 1999, Newbery Alaska, Inc. ("Newbery") filed a demand for arbitration seeking approximately $3.8 million. This dispute arises out of Newbery's subcontract with MFSNT related to the fiber optic network constructed by MFSNT for Kanas. Newbery's claims are for the balance of the subcontract, including retainage and disputed claims for extras based on alleged deficiencies in the plans and specifications and various other alleged constructive change orders. The parties are currently conducting discovery. Arbitration hearings on this matter should take place in the spring or summer of 2000.

In 1998, Alphatech, Inc. ("Alphatech") filed a lawsuit in the U.S. District Court in Massachusetts. This suit alleges ten counts, including breach of Teaming Agreements on the E-470 project and the New Jersey Regional Consortium project, breach of implied duty of good faith and fair dealing on both projects, misappropriation of trade secrets, deceit, violation of Massachusetts General Laws Chapter 93A, promissory estoppel, quantum meruit, and unjust enrichment. Alphatech's claim is for $15 million. A hearing for a summary judgment is scheduled in May 2000.

In 1998, T.A.M.E. Construction, Inc. ("TAME") sued for breach of contract, promissory estoppel, discrimination and defamation related to certain contracts performed by GEC. TAME alleges that it was wrongfully terminated as a subcontractor. TAME claims contract damages in the amount of $250,000, punitive damages for discrimination of $1,000,000 and defamation damages of an additional $1,000,000. GEC has moved for summary judgment. This matter is not set for trial.

The Company is subject to a number of shareholder and other lawsuits and claims for various amounts which arise out of the normal course of its business. The Company intends to vigorously defend itself in these matters. The disposition of all pending lawsuits and claims is not determinable and may have a material adverse effect on the Company's financial position.

RESEARCH AND DEVELOPMENT; PROPRIETARY TECHNOLOGY AND RIGHTS

The Company acquired proprietary software from MFSNT in the MFSNT Acquisition, including applications at the lane, plaza, host, and customer service center levels within a sophisticated electronic toll collection system architecture. However, Able can make no assurances that products will not be developed in the future that will produce the same or a better result or be produced in a more economical manner. See "Business of MFSNT - Research and Development; Proprietary Technology and Rights" for a discussion of the Company's proprietary technology and rights (acquired in that acquisition).

NEUROLAMA. The Communications Development Group has incurred in excess of $1.0 million of costs developing its proprietary software, NeuroLAMA. NeuroLAMA is a telephone call record and data collection system. NeuroLAMA helps telephone companies increase revenues by decreasing fraud, eliminating misoperation, and increasing efficiency through their analog telecommunications systems. NeuroLAMA's quality, reliability and uniqueness of design are proving far superior to any competing system. The Communications Development Group estimates that roughly 250 million analog lines worldwide could benefit from the implementation of NeuroLAMA. The software is being marketed throughout South America. Currently, the Communications Development Group has not capitalized any costs related to this software.

Able relies on a combination of contractual rights, patents, trade secrets, know-how, trademarks, non-disclosure agreements, licenses and other technical measures to establish and protect the Company's proprietary rights to protect its proprietary applications and technologies. To the extent necessary, Able intends to vigorously defend any and all rights Able has, now or in the future, in its proprietary applications and technologies. However, the Company can make no assurances that it will be successful in pursuing any of its rights or, if successful, that it will be timely.

MARKET PRICE OF COMMON STOCK AND DIVIDEND POLICY

The Common Stock is traded on the Nasdaq National Market System (NMS) under the trading symbol "ABTE". The following table sets forth the high and low sale prices for the Common Stock for each fiscal quarter indicated below.


                                                                    Sale Price Range
                                                                    ----------------
                                                                   High            Low
                                                                   ----            ---
Year Ended October 31, 1997
             1st Quarter ..............................         $  9.625       $  7.250
             2nd Quarter ..............................            9.000          7.375
             3rd Quarter ..............................            9.000          7.125
             4th Quarter ..............................           10.625         7.5625

Year Ended October 31, 1998
             1st Quarter ..............................         $  10.75       $  6.375
             2nd Quarter ..............................          13.1875         7.0625
             3rd Quarter ..............................          20.9375          8.625
             4th Quarter ..............................           10.625           1.75

Year Ended October 31, 1999
              1st Quarter .............................         $ 12.374       $ 5.0625
              2nd Quarter .............................          11.5625          6.625
              3rd Quarter .............................            7.125         5.8125
              4th Quarter .............................          10.0625          7.500

Year Ended October 31, 2000
              1st Quarter .............................         $ 11.875       $   4.50
              2nd Quarter .............................             6.72           4.75


On February 4, 2000, there were approximately 412 shareholders of record of the Company's Common Stock.

No cash dividends have been declared by the Company on its Common Stock since its inception and the Company has no present intention to declare or pay cash dividends on the Common Stock in the forseeable future. The Company intends to retain any earnings, which it may realize in the foreseeable future to finance its operations. The terms of the Company's $35.0 million secured revolving credit facility, the Series C Preferred Stock and the Wor1dCom Note restrict or prohibit the Company's ability to declare or pay dividends on shares of Common Stock. Holders of Series C Preferred Stock are generally entitled to receive cumulative quarterly dividends at a rate of 5.9 percent per year. On February 4, 2000, the Company redeemed and retired all remaining shares of Series B Preferred Stock by payment of $10,851,062 in cash and the issuance of 801,785 in restricted common shares that were issued at or above market price and further Able issued 267,000 Warrants to acquire its Common Stock at varying prices. Also, on February 4, 2000, Able privately placed 5,000 shares of Series C Preferred Stock with a small group of investors at $3,000 per share. The sale of the Series C shares includes the issuance of Warrants to purchase up to 200,000 shares at prices substantially above market. See "Management's Discussion of Financial Condition and Results of Operations - Liquidity and Capital Resources" and "Consolidated Audited Financial Statements of the Company" incorporated by reference to the Company's Annual Report of Form 10-K for the fiscal year ended October 31, 1999, as filed February 22, 2000, as amended March 1, 1999 and as further amended May 26, 2000.

Management expects that, except for the dividends required to be paid or payable to the holders of the Series B Preferred Stock, Able will retain its earnings, if any, to finance operations. Thus, Able does not expect to pay dividends to holders of Common Stock for the foreseeable future.

For Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations, see the Company's Annual Report on Form 10-K for the year ended October 31, 1998, filed February 24, 1999, as amended March 1, 1999, and as further amended on May 23, 2000,and the Company's Annual Report on Form

10-K for the year ended October 31, 1999, as filed February 22, 2000, as amended May 23, 2000, a copy of which has been provided along with these Proxy Materials.

Quantitative and Qualitative Disclosures About Market Risk

The Company is exposed to market risk from changes in interest rates on debt obligations that impact the fair value of these obligations. The Company's policy is to manage interest rates through a combination of fixed and variable rate debt. Currently, the Company does not use derivative financial instruments to manage its interest rate risk. The table below provides information about the Company's risk exposure associated with changing interest rates as of October 31, 1998 (amounts in thousands):

                                             Expected Maturity

                             1999         2000           2001            2002         2003     Thereafter
                             ----         ----           ----            ----         ----     ----------
Fixed rate debt            $15,047       $18,225        $ 1,021         $  935       $  872     $21,081

Average interest rate        12.40%        13.00%         13.64%         13.61%       13.57%      13.54%

Variable rate debt         $    --       $    --        $35,000         $   --       $   --     $    --

Average interest rate           --            --           7.69%            --           --          --

The Company has cash flow exposure due to interest rate changes for its fixed debt obligations. The Company's $35.0 million credit facility with NationsBank has been declared in default obligating the Company to pay a default penalty of 2% per annum. All of the Company's debt is non-trading. The fair value of the Company's debt approximates its carrying value.

Although the Company conducts business in foreign countries, the international operations were not material to the Company's consolidated financial position, results of operations or cash flows as of October 31, 1998 and October 31, 1999. Additionally, foreign currency transaction gains and losses were not material to the Company's results of operation for the fiscal years ended October 31, 1998 and October 31, 1999. Accordingly, the Company was not subject to material foreign currency exchange rate risks from the effects that exchange rate movements of foreign currencies would have on the Company's future costs or on future cash flows it would receive from its foreign subsidiaries. To date, the Company has not entered into any significant foreign currency forward exchange contracts or other derivative financial instruments to hedge the effects of adverse fluctuations in foreign currency exchange rates.

                                BUSINESS OF MFSNT

Much of the information provided herein related to MFSNT is as of, or before, July 2, 1998 (the acquisition date).

General Overview

MFS Network Technologies (MFSNT) provides systems integration for advanced telecommunications networks and is engaged in the development, design, project management, construction, operation and maintenance of communications systems throughout the United States. MFSNT conducts its business through two divisions:
(i) MFS Network Systems, a communications network systems integrator, and (ii) MFS Transportation Systems, which provides intelligent transportation and traffic management services. MFSNT manages the integration of a variety of equipment and software systems from multiple vendors, selecting those components most suitable for each individual bid or project.

MFS Network Systems believes that it has remained at the forefront of the telecommunications network industry through the development of advanced telecommunications systems in partnership with public authorities and private corporations. MFSNT believes that it has the ability to engage large telecommunications projects, evidenced by work completed for WorldCom, resulting in $500 million in revenues and the deployment of 500,000 fiber miles in 43 cities, as well as the successful completion of a full-scale, state-wide fiberoptic telecommunications network for the Iowa state government, in addition to numerous other similar projects.

Its clients include federal, state and local government agencies, telecommunications service providers, regional and state transportation and transit agencies, public utilities and private industry in the United States and abroad. MFSNT's wholly owned subsidiary, MFS Transportation Systems, located in Mt. Laurel, NJ provides systems integration for intelligent transportation systems applications, primarily electronic toll and traffic management.

Company Structure

MFSNT was formed in 1988 as a subsidiary of Peter Kiewit Sons', Inc. In December 1996, MFSNT was purchased by WorldCom. In July 1998, WorldCom sold MFSNT to the Company.

Services, Markets and Customers

MFSNT conducts two distinct types of business activities which are primarily conducted in the United States. These business activities include its
(i) Network Systems Group and (ii) Transportation Systems Group.

Network Systems Group. MFSNT's Network Systems Group provides telecommunications network services for large-scale telecommunications' projects. This group provides turn-key telecommunications infrastructure solutions by providing "one-stop" capabilities that include project development, design, engineering, construction management, and on-going maintenance and operations services for telecommunications networks. MFSNT's projects include the construction of fiber optic networks that provide advanced digital voice, data and video communications and wireless infrastructure deployment.

Transportation Systems Group. The Transportation Systems Group provides full-service general contracting services for large-scale projects which includes providing "one-stop" electronic toll and traffic management solutions for intelligent transportation system infrastructure projects, including project development and management, design, development, integration, installation, engineering construction, and systems operation and maintenance. Additionally, MFSNT develops proprietary software and applications designed to support these systems. The electronic toll and traffic management segment of the intelligent transportation system industry uses technology to automate toll collection for bridges and highways allowing for "non-stop" toll collection. Electronic toll and traffic management systems use advanced scanning devices to identify a car's type, combined with the user's account information as the car passes a tolling station and immediately debits the appropriate toll from the user's account. In addition, significant support systems must be developed to maintain electronic toll and traffic management accounts and process violations. MFSNT developed Automatic Vehicle Identification technology jointly with Texas Instruments and used it in many of its electronic toll and traffic management projects. The Transportation Systems Group markets its services to state and local government transportation departments.

Industry Overview (See discussion above under "Business of the Company (Post-MFSNT Acquisition) - Industry

Overview).

Suppliers and Raw Materials

MFSNT has no material dependence on any one supplier of raw materials.

Backlog

MFSNT includes all services projected to be performed over the life of each executed contract in backlog at the date of determination due to MFSNT's historical relationship with its customers and experience in the procurements of this nature. As of June 30, 1998 backlog was approximately $647.7 million, approximately $70.7 million (10.9 percent) of which was attributable to WorldCom Network. MFSNT expects to complete approximately 33 percent of this backlog within the next fiscal year As of June 30, 1997, MFSNT's backlog was approximately $367.7 million, approximately $60.2 million (16.4 percent) of which was attributable to WorldCom Network. Due to the nature of MFSNT's contractual commitments, in many instances its customers do not commit to the volume of services to be purchased under the contract, but rather commit MFSNT to perform these services if requested by the customer and obtain these services from MFSNT if they are not performed internally. Many of the contracts are multi-year agreements, and MFSNT includes the full amount of services projected to be performed over the life of the contract. At June 30, 1998 contract backlog of approximately $495.5 million is under performance bonds and MFSNT may be subject to liquidated damages for failure to perform in a timely manner. MFSNT's backlog may fluctuate and does not necessarily indicate the amount of future sales. A substantial amount of MFSNT's order backlog can be canceled at any time without penalty, except, in some cases, the recovery of MFSNT's actual committed costs and profit on work performed up to the date of cancellation. Cancellations of pending purchase orders or termination or reductions of purchase orders in progress from MFSNT's customers could have a material adverse effect on its business, operating results and financial condition. In addition, there can be no assurance as to the customer's requirements during a particular period or that such estimates at any point in time are accurate.

Contracts

The Company has and will continue to execute various contracts which may require MFSNT to, among other items, maintain specific financial parameters, meet specific milestones and post adequate collateral generally in the form of performance bonds. Failure by MFSNT to meet its obligations under these contracts may result in the loss of the contract and subject MFSNT to litigation and various claims, including liquidated damages.

Telecommunication and Related Services. MFSNT generally provides telecommunication, cable television, electric utility and manufacturing system services (i.e., non-governmental business) under comprehensive master service contracts that either give MFSNT the right to perform certain services at negotiated prices in a specified geographic area during the contract period or pre-qualify MFSNT to bid on projects being offered by a customer. Contracts for projects are awarded based on a number of factors, such as price competitiveness, quality of work, on-time completion and the ability to mobilize equipment and personnel efficiently. MFSNT is typically compensated on an hourly or per unit basis or, less frequently, at a fixed price for services performed. Contract duration either is for a specified term, usually one to three years, or dependent on the size and scope of the project. In most cases, MFSNT's customers supply most of the materials required for a particular project, generally consisting of cable, equipment and hardware and MFSNT supplies the expertise, personnel, tools and equipment necessary to perform its services.

Traffic Management and General Utility Services. For traffic management and general utility services (i.e., government funded business), MFSNT generally obtains fixed price contracts for projects, either as a prime contractor or as a subcontractor, on a competitive bid basis. Typically, for prime contracts, DOT or other governmental body provides to qualified contractors a set of specifications for the project. MFSNT then estimates the total project cost based on input from engineering, production and materials procurement personnel. A bid is then submitted by MFSNT along with a bid bond. For most government funded projects, the scope of work extends across many industry segments. In such cases, MFSNT subcontracts its expertise to a prime contractor. MFSNT must submit performance bonds on substantially all contracts obtained. MFSNT believes its relations with its bonding company are good and that its bonding capacity is adequate. However, the financial viability of MFSNT is dependent upon maintaining adequate bonding capacity and any loss of such would have a material adverse effect on MFSNT.

Contract duration is dependent upon the size and scope of the project. Contracts generally set forth date-specific milestones and provide for severe liquidated damages for failure to meet the milestones by the specified dates.

The failure to complete the contract backlog on time could have a material adverse impact upon the financial condition of MFSNT. MFSNT is typically paid based on completed units. Retainage is normally held on contracts (usually 5 percent to 10 percent of the contract amount), until approximately 90 days after the services are rendered and accepted by the customer. The majority of the contracts are bonded/guaranteed as to payment by the DOT upon performance by MFSNT.

Sales and Marketing

MFSNT markets its systems integration services through its in-house sales group, marketing directly to existing and potential customers, including municipalities and other government authorities, telecommunications companies and utility companies. Its salespeople work with those responsible for project development and funding to facilitate network design and funding procurement.

Typically, the sales process for systems integration projects entails: (i) developing a list of qualified bidders and the establishment of a bid schedule;
(ii) distributing and responding to RFPs; and (iii) awarding contracts to an approved service provider. Important elements in determining the qualifications of a bidder are its reputation, its previous projects and its ability to secure bonding for the project. The selling cycle, which is usually 12 to 24 months in duration, is protracted due to the scope and complexity of the services provided.

Competition

Network Systems Group. The Network Systems Group competes for business in two segments: (i) the traditional RFP/bid based segment for the installation and integration of infrastructure projects and (ii) a less traditional "project development" segment. MFSNT's largest competitors in the traditional RFP/bid based segment are telecommunications service providers. The Network Systems Group has identified and pursued the "project developments" segment as a "niche" market for its services, providing network alternatives to large public agencies, utilities and telecommunications service providers through the use of public-private memberships and other financing models unique to the industry These customers often must choose between building their own networks or using an existing telecommunications service provider's network. Once a customer has decided to build its own network, MFSNT assists the customer in preparing a viable and customized project business plan that addresses the customer's specific telecommunications needs, including budgetary and other concerns. MFSNT also has focused on "project development" opportunities presenting ownership or participation opportunities that can generate recurring revenues. Management believes that no other company presently provides these kind of complete turn-key project development services for these customers. There can, however, be no assurance that other systems integration companies will not develop the expertise, experience and resources to provide services that achieve greater market acceptance or that are superior in both price and quality to MFSNT's services, or that MFSNT will be able to maintain its competitive position.

Transportation Systems Group. The Transportation Systems Group believes its major competitors in the North American market are Lockheed Information Management Co., a division of Lockheed Martin and Synatonic Technology, Inc., doing business as Transcore ("Transcore"), a division of SAIC Corporation.

Employees

As of June 30, 1998, MFSNT had approximately 1200 employees. None of MFSNT's employees is represented by a labor union and management considers relations with key and other employees to be good.

Properties

The Network Systems Group corporate offices are located in Omaha, Nebraska, where it occupies 33,571 square feet under a lease that expires September 30, 1999. The Transportation Systems Group corporate offices are located in Mt. Laurel, New Jersey, where it occupies 40,111 square feet under a lease that expires February 28, 2003. There are also leases of

6,400 square feet of space in Fairbanks, Alaska for a network operations center and MFSNT leases several field offices and numerous smaller offices. There are also leases on a short-term or cancelable basis for temporary equipment yards or storage locations in various areas as necessary to enable efficient performance of service contracts.

Research and Development; Proprietary Technology and Rights

MFSNT has various proprietary software including applications at the lane, plaza, host, and customer service center levels within a sophisticated electronic toll collection system architecture. MFSNT has also developed a proprietary video and data multiplexing system used for surveillance, monitoring, and system audit purposes. The benefits of this proprietary software include reduced operating costs, non-stop tolling, reduced traffic congestion, efficient traffic management, and increased revenue accountability.

Lane System Applications. The lane system application is designed to be modular in nature to allow and accommodate tolling operations in various configurations in accordance with a customer's specific needs and operational requirements. The lane controller application is the head of the lane system. It runs on a standard PC and under a real-time operating environment. The lane controller controls the various in-lane equipment items and gathers data from the in-lane sensors to provide transaction records for each vehicle that travels through a toll lane. The lane controller coordinates and controls revenue collection events and transactions. The lane controller also interacts with and can recognize individual vehicles as well as cars that evade toll collection. The transaction data created at the lane level is sent to the plaza computer system for further processing. The lane controller also has the unique capability of operating in a completely autonomous mode if communications to the plaza system are disrupted.

Plaza System Applications. The plaza system is the central repository of the transaction data received from each toll lane. The data is stored in a relational database and is then used for reporting and tracking purposes. Traffic reports, revenue reports and collector performance reports are among several reports that can be generated from the plaza system. A real-time plaza supervisor system allows client personnel to monitor traffic and collection events (as well as equipment and security status) as each event actually occurs. The data received at the lane plaza system level is forwarded to the host system for further processing and review

Host System Applications. The primary role of the host application is to provide the client with the capability to generate system-wide reports for traffic and revenue, as well as provide audit and reconciliation capabilities. The host system also acts as the primary interface to the customer service center ("CSC") system and is the "conduit" for electronic toll transactions and patron account information. The host application also controls the download of information to the plaza and lane systems, such as toll schedules, employee identification information, patron account status, time synchronization and other information required for daily operation of the system.

CSC System Applications and Services. MFSNT provides numerous CSC systems and services, including hardware and software system applications and CSC staffing, operations and management. The CSC application is a highly reliable and robust, user friendly, efficient, and fully auditable software application. Able's system incorporates automated internal controls for audit and reconciliation purposes and also employs a flexible design to accommodate potential changes to customer policies, procedures, and/or operations.

Video Transaction Data Multiplexer ("VTDM") Product. The VTDM system is a patented product that compiles video and data based records for every vehicle that travels through a monitored lane. The VTDM provides auditors, toll supervisors and other customer service personnel with the unique capability to record, review, and analyze lane event data in an efficient and cost-effective manner. This system can also be used for problem resolution relating to system and/or toll collector performance. The VTDM system provides information (lane event data) in the form of video and transaction event text (text-over-video display). Cameras and videocassette recorders are used to visually record lane activity on a 24-hour basis.

Market Price of Common Stock and Dividend Policy

Prior to the MFSNT Acquisition, MFSNT was a division of a public company, WorldCom, Inc. Therefore, there was no market price for the common stock of MFSNT. Subsequent to the MFSNT Acquisition, MFSNT was a wholly-owned subsidiary of the Company.

Selected Financial Data

The following is a summary of MFSNT's financial statements and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations". The financial statements of MFSNT include the accounts of i) Network Technologies Division of MFS Network Technologies, Inc.;
ii) MFS Transportation Systems, Inc.; iii) MFS TransTech, Inc.; and iv) MFS Network Technologies of the District of Columbia, Inc. (collectively referred to as the "Division"). The financial data for the six months ended July 2, 1998 and June 30, 1997 include, in the opinion of management, all adjustments necessary to present fairly the financial position and results of the Division for such periods. Due to seasonality and other market factors, the historical results for the six months ended July 2, 1998 are not necessarily indicative of results for a full year (amounts in thousands):


                               For the Six Months Ended                        For the Years Ended December 31,
                             ----------------------------    --------------------------------------------------------------------

Revenues                    July 2, 1998  July 30, 1997        1997            1996           1995           1994           1993
                            ------------  -------------      ---------      ---------      ---------      ---------      --------

  Affiliated entity            $  36,703      $  34,078      $ 100,902      $  56,238      $ 112,693      $  86,791      $ 45,652

  Third party                     63,826        108,011        264,015        165,867         61,146         32,500        70,290
                               ---------      ---------      ---------      ---------      ---------      ---------      --------

                                 100,529        142,089        364,917        222,105        173,839        119,291       115,942

Cost of revenues                 136,075        136,294        363,453        206,225        155,826        103,171        96,778
                               ---------      ---------      ---------      ---------      ---------      ---------      --------

Gross Margin (loss)              (35,546)         5,795          1,465         15,880         18,013         16,120        19,164

Operating Expenses                11,814         14,830         25,066         23,754         22,806         18,607        17,245
                               ---------      ---------      ---------      ---------      ---------      ---------      --------

Operating income (loss)          (47,359)        (9,035)       (23,601)        (7,874)        (4,793)        (2,487)        1,919

Other income (expense)                16            (11)           (23)          (102)           231            138           148
                               ---------      ---------      ---------      ---------      ---------      ---------      --------

Net income (loss)              $ (47,344)     $  (9,046)     $ (23,624)     $  (7,976)     $  (4,562)     $  (2,349)     $  2,067
                               =========      =========      =========      =========      =========      =========      ========

BALANCE SHEET
DATA (at end of period):
 Cash and cash equivalents     $       6      $     179      $      --      $     300      $      --      $      22      $  2,634

 Total Assets                    180,905        155,128        230,200        135,078         97,604         68,515        52,843

 Advances from parent            119,389         95,143        142,968         76,648         58,310         26,415         8,816

 Contributions and
  accumulated deficit            (72,760)        (9,043)       (25,417)        (1,792)         6,116         10,746        13,275

                     Management's Discussion and Analysis of
                 Financial Condition and Results of Operations

The following table sets forth, for the periods indicated, selected elements of the Division's statements of operations as a percentage of its revenues:


                               For the Six Months Ended                           For the Years Ended December 31,
                            -----------------------------                     ---------------------------------------
                            July 2, 1998    July 30, 1997                     1997             1996             1995
                            ------------    -------------                     -----            -----            -----

Revenue:
  Affiliated entity                36.5%            24.0%                      27.7%            25.3%            64.8%
  Third party                      63.5%            76.0%                      72.3%            74.7%            35.2%
                                  -----            -----                      -----            -----            -----

     Total revenues               100.0%           100.0%                     100.0%           100.0%           100.0%

Cost of revenues                  135.4%            95.9%                      99.6%            92.9%            89.6%

Operating expenses                 11.7%            10.4%                       6.9%            10.7%            13.1%
Other (income) expense               --               --                         --               --               --
                                  -----            -----                      -----            -----            -----

Net Loss                          (47.1)%           (6.3)%                     (6.5)%           (3.6)%           (2.7)%


Revenues - Affiliated Entities

Revenues from affiliated entities were $36.7 million and $34.1 million for the six months ended July 2, 1998 and June 30, 1997, respectively, an increase of $2.6 million or 7.6 percent. Revenues from affiliated entities were $100.9 million and $56.2 million for the years ended December 31, 1997 and 1996, respectively, an increase of $44.7 million or 80.0 percent. Revenues from affiliated entities were $56.2 million and $112.7 million for the years ended December 31, 1996 and 1995, respectively, a decrease of $56.5 million or 50.l percent.

Revenues from affiliated companies relate primarily to the network infrastructure project needs of the Division's parent. Substantially all of MFSNT's revenue from affiliated entities is from cost reimbursable contracts that include an 8.7 percent general and administrative fee.

Revenues - Third Party

Revenues from third parties were $63.8 million and $108.0 million for the six months ended July 2, 1998 and June 30, 1997, respectively, a decrease of $44.2 million or 40.9 percent. The decrease related primarily to decreases in revenue in the Division's network systems group of $56.9 million partially offset by revenue increases of $12.7 in the Division's transportation systems group. The decrease in revenues from the Division's network systems group resulted primarily from the Company's infrastructure projects with the New York State Thruway Authority ("NYSTA") and Nortel which generated revenues of $26.0 million and $78.2 million during the six months ended July 2, 1998 and June 30, 1997, respectively. Substantially all of the increase in the revenues from the Division's transportation systems group resulted from the New Jersey Consortium project which was obtained in early 1998.

Revenues from third parties were $264.0 million and $165.9 million for the years ended December 31, 1997 and 1996 respectively, an increase of $98.1 million or
59.1 percent. This increase is primarily due to the NYSTA project that began in late 1996.

Revenues from third parties were $165.9 million and $61.1 million for the years ended December 31, 1996 and 1995, respectively, an increase of $104.8 million or
171.5 percent. The increase consisted of $95.1 million and $9.7 million increases from the Divisions network systems and transportation systems groups, respectively. The increase in the network systems group was due primarily to infrastructure projects with Nortel and Kanas Telcom that began in 1996 and generated combined revenues of $89.6 million. The increase in the transportation systems group was due primarily to toll collection and traffic management projects with the Atlantic City Expressway and the Arizona Department of

Transportation which combined to increase revenue $9.5 million between 1996 and 1995.

Cost of Revenues

Costs of revenues were $136.1 million and $136.3 million for the six months ended July 2, 1998 and June 30, 1977, respectively, a decrease of $0.2 million or less than 1.0 percent.

Costs of revenues were $363.5 million and $206.2 million for the years ended December 31, 1997 and 1996, respectively, an increase of $157.3 million or 76.3 percent.

Costs of revenues were $206.2 million and $155.8 million of the years ended December 31, 1996 and 1995, respectively, an increase of $50.4 million or 32.3 percent.

Changes in costs of revenues for all periods discussed generally correlate to changes in revenues. Cost of revenues include all direct material and labor costs, as well as those indirect costs relating to the contract such as indirect labor, supplies and equipment costs. Changes in job performance, condition and the estimated profitability may result in changes in the estimates for project costs and profits. Revised estimates are recognized in the period in which the changes are determined. When the current estimates of total contract revenue and contract cost indicates a loss, a provision for the entire loss on the contract is made. At July 2, 1998 and December 31, 1997, reserves for losses on uncompleted contracts totaled $39.9 million and $12.6 million, respectively.

Operating Expenses

Operating expenses were $11.8 million and $14.8 million for the six months ended July 2, 1998 and June 30, 1997, respectively, a decrease of $3.0 million or 20.3 percent.

Operating expenses were $25.1 million and $23.8 million for the years ended December 31, 1997 and 1996, respectively, an increase of $1.3 million or 5.5 percent.

Operating expenses were $23.8 million and $22.8 million of the years ended December 31, 1996 and 1995, respectively, an increase of $1.0 million or 4.4 percent.

Changes in operating expenses for all periods discussed generally correlate to changes in revenue.

Net Loss

Net loss was $47.3 million and $9.0 million for the six months ended July 2, 1998 and June 30, 1997, an increase of $38.3 million or 425.5 percent.

Net loss was $23.6 million and $8.0 million for the years ended December 31, 1997 and 1996, respectively, an increase of $15.6 million or 195.0 percent.

Net loss was $8.0 million and $4.6 million for the years ended December 31, 1996 and 1995, respectively, an increase of $3.4 million or 73.9 percent.

Liquidity and Capital Resources


Cash and Cash Equivalents - Cash and cash equivalents were $0.0, $0.0 and $0.3 million at July 2, 1998, December 31, 1997 and December 31, 1996, respectively. The treasury and cash management functions of the Company are performed by the Company. All net cash inflows are applied against advances. It was the intent of WorldCom to support the Division until such time that the Division could generate sufficient cash flows to fund its operations.

Cash from Operations - Cash from operations were $24.0 million and $(16.2) million during the six months ended July 2, 1998 and June 30, 1997, respectively, an increase of $40.2 million or 248.1 percent. The change resulted primarily from the liquidation during the six months ended July 2, 1998 of current assets related to the NYSTA contract.

Cash from operations were $(62.4) million and $(19.7) million for the years ended December 31, 1997 and 1996, respectively, a decrease of $42.7 million or
216.8 percent. The change related primarily from the accumulation during the year ended December 31, 1997 of costs related to the NYSTA contract.

Cash from operations were $(19.7) million and $(29.8) million for the years ended December 31, 1996 and 1995, respectively.

Cash from Investing Activities - Cash from investing activities were $(0.4) million and $(2.4) million for the six months ended July 2, 1998 and June 30, 1997, respectively, an increase of $2.0 million or 83.3 percent.

Cash from investing activities were $(4.2) million and $(2.1) million for the years ended December 31, 1997 and 1996, respectively, a decrease of $2.1 million or 100.0 percent.

Cash from investing activities were $(2.1) million and $(2.2) million for the years ended December 31, 1996 and l995, respectively, an increase of $0.1 million or 4.5 percent. Investing activities generally relate to purchases of network and equipment to support the infrastructure necessary to support the network services and transportation services groups.

Cash from Financing Activities - Cash from financing activities were $(23.6) million and $18.5 million for the six months ended July 27 1998 and June 30, 1997, respectively, a decrease of $42.1 million or 227.6 percent.

Cash from financing activities were $66.3 million and $22.1 million for the years ended December 31, 1997 and 1996, respectively, an increase of $44.2 million or 200.0 percent.

Cash from financing activities were $22.1 million and $31.9 million for the years ended December 31, 1996 and 1995, respectively, a decrease of $9.8 million or 30.7 percent.

Financing activities for all periods discussed relate to advances from parent. As discussed above, all net cash inflows are applied against advances from parent. Likewise, it was the intent of the Company's parent to support the Division until such time that the Division could generate sufficient cash flows to fund its operations.

                                   APPENDIX C

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To MFS Network Technologies, Inc.:

We have audited the accompanying balance sheets of the Network Technologies Division of MFS Network Technologies, Inc. as of December 31, 1997 (restated
- see Note 10) and 1996, and the related statements of operations and cash flows for the years ended December 31, 1997 (restated - see Note 10), 1996 and 1995. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Network Technologies Division of MFS Network Technologies, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997, 1996 and 1995, in conformity with generally accepted accounting principles.

                                               ARTHUR ANDERSEN LLP

Omaha, Nebraska,
  June 16, 1998 (except with
  respect to the matter discussed
  in Note 10, as to which the
  date is May 24, 2000)

                        NETWORK TECHNOLOGIES DIVISION OF

                         MFS NETWORK TECHNOLOGIES, INC.

            BALANCE SHEETS--JULY 2, 1998, DECEMBER 31, 1997 AND 1996



                                                                        RESTATED
                                                            --------------------------------
                                                              JULY 2,           DECEMBER 31,        DECEMBER 31,
                                                               1998                 1997                1996
                                                            ------------        ------------        ------------
                                                             (UNAUDITED)         (AUDITED)            (AUDITED)
                   ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                 $      5,902       $         --        $    300,000
   Accounts receivable-
     Affiliated entities                                       19,829,355         40,649,818          10,698,656
     Third party                                               38,948,038         20,194,721          23,159,965
   Costs and earnings in excess of billings on
     uncompleted contracts-
       Affiliated entities                                     11,893,461         19,068,875           9,535,530
       Third party                                             75,456,486        119,018,440          85,008,166
   Other current assets                                           523,736          2,898,233             395,394
                                                             ------------       ------------        ------------
          Total current assets                                146,656,978        201,830,087         129,097,711

PROPERTY AND EQUIPMENT, net                                     5,727,302          6,133,214           4,654,412

NETWORK ASSETS HELD FOR SALE                                   28,044,000         21,110,000                  --

RESTRICTED ASSETS                                                 347,481            746,245             984,869

OTHER NONCURRENT ASSETS, net                                      128,850            380,257             341,244
                                                             ------------       ------------        ------------
          Total assets                                       $180,904,611       $230,199,803        $135,078,236
                                                             ============       ============        ============

LIABILITIES, CONTRIBUTIONS AND ACCUMULATED DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                          $ 13,732,569       $ 25,259,641        $ 15,304,269
   Accrued costs and billings in excess of revenue
     on uncompleted contracts-
       Affiliated entities                                      8,041,172         12,360,457           4,426,092
       Third party                                             48,537,638         42,545,113          39,825,275
   Reserves for losses on uncompleted contracts                39,900,000         12,610,000                  --
   Accrued compensation                                         1,464,551            836,131             598,405
   Other current liabilities                                      600,118            647,146              68,530
                                                             ------------       ------------        ------------
          Total current liabilities                           112,276,048         94,258,488          60,222,571

PROPERTY TAXES PAYABLE                                         22,000,000         18,390,000                  --

ADVANCES FROM MFS NETWORK TECHNOLOGIES, INC.                  119,388,930        142,967,895          76,648,131

COMMITMENTS AND CONTINGENCIES (Note 7)

CONTRIBUTIONS AND ACCUMULATED DEFICIT:
   Contributions from MFS Network
     Technologies, Inc.                                        11,755,694         11,755,694          11,755,694
   Accumulated deficit                                        (84,516,061)       (37,172,274)        (13,548,160)
                                                             ------------       ------------        ------------
          Total contributions and accumulated
            deficit                                           (72,760,367)       (25,416,580)         (1,792,466)
                                                             ------------       ------------        ------------
          Total liabilities, contributions and
            accumulated deficit                              $180,904,611       $230,199,803        $135,078,236
                                                             ============       ============        ============


      The accompanying notes are an integral part of these balance sheets.

                        NETWORK TECHNOLOGIES DIVISION OF

                         MFS NETWORK TECHNOLOGIES, INC.

                            STATEMENTS OF OPERATIONS

               FOR THE PERIODS ENDED JULY 2, 1998, JUNE 30, 1997,
                        DECEMBER 31, 1997, 1996 AND 1995


                                     SIX-MONTHS
                                       ENDED                                  YEARS ENDED
                             -----------------------------                    DECEMBER 31,
                                RESTATED                        --------------------------------------------
                                 JULY 2,        JUNE 30,          RESTATED
                                  1998           1997               1997            1996            1995
                              ------------    ------------      ------------    ------------    ------------
                               (UNAUDITED)     (UNAUDITED)       (AUDITED)       (AUDITED)        (AUDITED)
REVENUE:
   Affiliated entities        $ 36,703,005    $ 34,077,636      $100,901,819    $ 56,237,902    $112,692,674
   Third party                  63,826,308     108,011,172       264,015,450     165,867,327      61,145,581
                              ------------    ------------      ------------    ------------    ------------
          Total revenue        100,529,313     142,088,808       364,917,269     222,105,229     173,838,255

COST OF REVENUES               136,075,030     136,294,198       363,452,515     206,225,389     155,826,296
                              ------------    ------------      ------------    ------------    ------------
                               (35,545,717)      5,794,610         1,464,754      15,879,840      18,011,959

OPERATING EXPENSES              11,813,772      14,830,436        25,066,129      23,754,195      22,806,053
                              ------------    ------------      ------------    ------------    ------------
OPERATING LOSS                 (47,359,489)     (9,035,826)      (23,601,375)     (7,874,355)     (4,794,094)

OTHER INCOME (EXPENSE), net         15,701         (10,706)          (22,739)       (101,630)        231,355
                              ------------    ------------      ------------    ------------    ------------
NET LOSS                      $(47,343,788)   $ (9,046,532)     $(23,624,114)   $ (7,975,985)   $ (4,562,739)
                              ============    ============      ============    ============    ============


        The accompanying notes are an integral part of these statements.

                        NETWORK TECHNOLOGIES DIVISION OF

                         MFS NETWORK TECHNOLOGIES, INC.

                            STATEMENTS OF CASH FLOWS

               FOR THE PERIODS ENDED JULY 2, 1998, JUNE 30, 1997,
                        DECEMBER 31, 1997, 1996 AND 1995



                                                         SIX-MONTHS
                                                           ENDED                                 YEARS ENDED
                                               ------------------------------                    DECEMBER 31,
                                                 RESTATED                        ---------------------------------------------
                                                  JULY 2,          JUNE 30,        RESTATED
                                                   1998              1997            1997             1996            1995
                                               -----------        -----------    ------------     ------------    ------------
                                               (UNAUDITED)        (UNAUDITED)      (AUDITED)        (AUDITED)       (AUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                    $(47,343,788)      $ (9,046,532)  $(23,624,114)    $ (7,975,985)   $ (4,562,739)
   Adjustments to reconcile net loss
     to net cash provided by (used in)
     operating activities-
       Depreciation and amortization              1,358,000          1,342,345      2,684,691        1,869,993       1,628,908
       Reserves for losses on uncompleted
        contracts                                27,290,000                 --     12,610,000               --              --
       Increase in property tax payable           3,610,000                 --     18,390,000               --              --
       Changes in assets and liabilities-
         Accounts receivable and other
           assets                                 4,693,050         (2,546,525)   (29,488,757)      (4,522,767)    (10,046,771)
         Accounts payable and other
           liabilities                          (11,527,072)           798,920     10,771,714        4,939,109       5,246,045
         Costs and earnings in excess
           of billings on uncompleted
           contracts                             50,737,368        (16,712,465)   (43,543,619)     (35,611,529)    (18,594,198)
         Accrued costs and billings
           in excess of revenue on
           uncompleted contracts                  1,673,240          9,702,293     10,654,203       21,885,223      (3,201,681)
         Construction of network assets
           held for sale                         (6,934,000)                --    (21,110,000)              --              --
         Restricted assets                          398,764            238,624        238,624         (280,191)       (207,332)
                                               ------------       ------------   ------------     ------------    ------------
          Net cash provided by (used in)
           operating activities                  23,955,562        (16,223,340)   (62,417,258)     (19,696,147)    (29,737,768)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of network and equipment              (952,000)        (2,492,812)    (4,163,493)      (2,068,478)     (2,192,752)
   Additions to deferred costs and other            581,392            100,162        (39,013)         (11,764)         13,236
                                               ------------       ------------   ------------     ------------    ------------
          Net cash used in investing
            activities                             (370,696)        (2,392,650)    (4,202,506)      (2,080,242)     (2,179,516)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Advances (repayments) from MFS Network
    Technologies, Inc.                          (23,578,964)        18,494,835     66,319,764       22,076,389      31,894,895
                                               ------------       ------------   ------------     ------------    ------------
          Net cash from provided by (used in)
            financing activities                (23,578,964)        18,494,835     66,319,764       22,076,389      31,894,895
                                               ------------       ------------   ------------     ------------    ------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                         5,902           (121,155)      (300,000)         300,000         (22,389)

CASH AND CASH EQUIVALENTS, beginning
  of period                                              --            300,000        300,000               --          22,389
                                               ------------       ------------   ------------     ------------    ------------
CASH AND CASH EQUIVALENTS, end of period       $      5,902       $    178,845   $         --     $    300,000    $         --
                                               ============       ============   ============     ============    ============


        The accompanying notes are an integral part of these statements.

                        NETWORK TECHNOLOGIES DIVISION OF

                         MFS NETWORK TECHNOLOGIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

              JULY 2, 1998 (UNAUDITED), JUNE 30, 1997 (UNAUDITED),
                        DECEMBER 31, 1997, 1996 AND 1995

1. ORGANIZATION:

The financial statements include the accounts of the following entities:

       Network Technologies Division of MFS Network Technologies, Inc. (NT) MFS Transportation Systems, Inc. (TSI)
       MFS TransTech, Inc. (TT)
       MFS Network Technologies of the District of Columbia, Inc. (DC)

Collectively, these entities are known as the Division. NT, TSI and DC are wholly owned by MFS Network Technologies, Inc. (MFSNT). TSI owns 85 percent of TT. The basis of the 15% minority interest has been reduced to zero due to TT's significant losses for the periods ended July 2, 1998, June 30, 1997, December 31, 1997, 1996 and 1995. As of January 1, 1995, MFSNT was a wholly owned subsidiary of MFS Communications Company, Inc. (MFSCC). During 1995, MFSCC completed a restructuring in which it contributed its subsidiaries to MFSNT. This transaction has been accounted for at historical cost in a manner similar to the pooling of interest method. During 1996, MFSCC became a wholly owned subsidiary of WorldCom, Inc. (WorldCom). All significant accounts and transactions by and between the entities included in the Division have been eliminated.

The Division operates as a systems integrator and project developer for large-scale, facilities-based communications networks and Intelligent Transportation Systems.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING FOR CONSTRUCTION CONTRACTS

The Division uses the percentage of completion method of accounting to account for revenues and costs, measured by the percentage of budget completed to date to the total budget. Provision is made for the entire amount of future estimated determinable losses on contracts in progress; claims for additional contract compensation, however, are not reflected in the accounts until the year in which such claims are allowed. Revisions in cost and profit estimates during the course of the work are reflected in the accounting period in which the facts which require the revision become known. It is possible that cost and profit estimates will be revised in the near term.

In accordance with industry practice, amounts realizable and payable under contracts which may extend beyond one year are included in current assets and liabilities.

Substantially all of the Division's revenue from affiliates is from cost reimbursable contracts. Revenues from those contracts are recognized on the basis of costs incurred during the period, plus the overhead fee earned.

The Division has entered into two related agreements with a significant customer. One contract relates to construction services and the other contract relates to materials purchasing whereby the Division purchases certain materials for the customer and passes those through at cost. The materials contract was entered into in conjunction with the construction contract, therefore, the costs associated with materials are shown as contract costs and revenue is recognized to the extent of those costs. The revenues and related costs were $36.1 million, $40.0 million, $57.3 million, $0 for the periods ended June 30, 1997, December 31, 1997, 1996 and 1995, respectively. These amounts are included in the accompanying financial statements as construction revenues and cost of revenues.

Credit risk is minimal with public (government) owners since the Division ascertains that funds have been appropriated by the governmental project owner prior to commencing work on public projects. Most public contracts are subject to termination at the election of the government. However, in the event of termination, the Division is entitled to receive the contract price on completed work and reimbursement of costs, plus a reasonable profit, on uncompleted work. Credit risk with private owners is minimized because of statutory mechanics liens, which give the Division high priority in the event of lien foreclosures following financial difficulties of private owners.

FIXED ASSETS

Fixed assets are stated at cost. Depreciation on leasehold improvements is provided by the straight-line method over estimated useful lives ranging from 10 to 31.5 years, and depreciation on all other fixed assets is provided on accelerated methods over the estimated useful lives of the respective assets ranging from 3 to 8 years. Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is recognized.

INCOME TAXES

The Division is included in the combined income tax returns of WorldCom for the years ended December 31, 1997 and 1996, and in the combined income tax return of MFSCC for the year ended December 31, 1995. There is no tax sharing agreement between the Division and WorldCom or MFSCC, respectively; therefore, the Division calculates its tax provision on a separate-entity basis. The accompanying financial statements do not reflect a tax benefit since it is more likely than not that the deferred tax asset will not be realized.

RESTRICTED ASSETS

Restricted assets consist of government securities held for owners in lieu of retainage. These government securities are carried at cost which approximates fair market value.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Division considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

3. ACCOUNTS RECEIVABLE:

Accounts receivable includes retainage which has been billed but is not due until after the services are rendered and accepted by the customer. Retainage totaled $4.5 million, $5.0 million and $2.8 million at July 2, 1998, December 31, 1997 and 1996, respectively.

4. PROPERTY AND EQUIPMENT:

Property and equipment consisted of the following:


                                                                       December 31,
                                                                 -------------------------
                                                   JULY 2, 1998     1997          1996
                                                   ------------  -----------   -----------
       Furniture, fixtures and office equipment    $ 6,817,519   $ 6,059,631   $ 4,336,901
       Vehicles                                      4,556,658     4,436,769     2,821,138
       Leasehold improvements                        1,066,251     1,042,972     1,056,620
       Testing and construction equipment              865,062       754,992       829,013
       Other                                           517,768       723,068       423,261
                                                   -----------   -----------   -----------
                                                    13,823,258    13,017,432     9,466,933

       Less- Accumulated depreciation               (8,095,956)   (6,884,218)   (4,812,521)
                                                   -----------   -----------   -----------
                                                   $ 5,727,302   $ 6,133,214   $ 4,654,412
                                                   ===========   ===========   ===========

5. LEASES:

The Division is leasing premises under various noncancellable operating leases which, in addition to rental payments, require payments for insurance, maintenance, property taxes and other executory costs related to the leases. Certain leases provide for adjustments in lease cost based upon adjustments in the Consumer Price Index and increases in the landlord's management costs. The lease agreements have various expiration dates and renewal options through 2003.

Future minimum payments by year and in the aggregate, under the noncancellable operating leases with initial or remaining terms of one year or more consisted of the following at July 2, 1998 and December 31, 1997:

                          JULY 2, 1998     DECEMBER 31, 1997
                          ------------     -----------------
       1998                $  798,822         $1,714,000
       1999                 1,259,651          1,176,000
       2000                   503,836            504,000
       2001                   436,000            436,000
       2002                   436,000            436,000
       Thereafter             109,000            109,000

Rent expense related to noncancellable operating leases for the periods ended July 2, 1998, June 30, 1997, December 31, 1997, 1996 and 1995, respectively, was approximately $860,800, $896,700, $1,800,000, $1,429,700 and $862,000.

6. RELATED-PARTY TRANSACTIONS:

Employees of the Division are eligible to participate in the WorldCom employee benefit plans.

WorldCom manages and performs the treasury functions for the Division.

WorldCom's intention is to support the Division until such time that the Division can generate sufficient cash flows to fund its operations.

7. COMMITMENT AND CONTINGENCIES:

The Division is subject to a number of lawsuits and claims for various amounts which arise out of the normal course of its business. In the opinion of management, the disposition of claims currently pending will not have a material adverse effect on the Division's financial position or results of operations.

The Division has an agreement with the minority stockholders of TT, under which the Division obtains permanent exclusive and permanent nonexclusive licenses for certain toll system patents for an aggregate license fee of $6,000,000 to be paid in installments through February 1999. At July 2, 1998 and December 31, 1997, the remaining installment payments totalled $333,000 and $1,083,000, respectively. The Division paid approximately $750,000, $1,417,000, $1,000,000 and $1,000,000 under this agreement during the periods ended July 2, 1998, December 31, 1997, 1996 and 1995, respectively.

8. SIGNIFICANT CUSTOMERS:

A significant portion of the Company's business, excluding affiliated entities, was derived from three major customers in 1997, two major customers in 1996 and two major customers in 1995. Revenues from these customers totaled approximately $224.6 million, $89.6 million and $39.4 million, or 61%, 40% and 23% of revenues in years ended December 31, 1997, 1996 and 1995, respectively.

9. SUBSEQUENT EVENTS:

Subsequent to December 31, 1997, the Division incurred and recognized during the period ended July 2, 1998, approximately $25 million of losses on four contracts that were in process as of year-end. Division management represented that these losses were not anticipated at December 31, 1997, and related to matters and events occurring subsequent thereto. As a result, the losses were not reflected in the 1997 financial statements prepared by the Division.

In July 1998, Able Telcom Holding Corp. (Able) executed an agreement with WorldCom to acquire the Division for the net book value of the Division at March 31, 1998, as defined in the agreement, plus $10 million. Able subsequently negotiated a significant reduction in the purchase price. The accompanying financial statements of the Division for both the year ended December 31, 1997, and the period ended July 2, 1998, have been restated by Able to reflect the adjustments described in Note 10 which, in the opinion of Able's management, are necessary to have those financial statements be in accordance with generally accepted accounting principles.

10. RESTATEMENT OF FINANCIAL STATEMENTS:

Able closed the acquisition of the Division on July 2, 1998, with the stipulation that it could continue its due diligence assessment and could reopen negotiation of the purchase price. In September 1998, the cash and notes portion of the purchase price was reduced from the previously estimated amount of $101.4 million to $58.8 million. The adjusted price paid, including consideration delivered to the seller in the form of Able equity instruments valued at $4.1 million, was approximately $24.9 million less than the net assets reflected on the Division's July 2, 1998, unaudited balance sheet.

On November 10, 1999, Able met with the Staff of the Securities and Exchange Commission. One of the issues discussed with the Staff was the need to restate the pre-acquisition financial statements of the Division. These financial statements had been prepared by the predecessor owner. The Staff informed Able that it had a responsibility to restate the financial statements, if necessary, to be in accordance with what Able believed represented generally accepted accounting principles. The potential restatement involved the preacquisition audited financial statements of the Division for the year ended December 31, 1997, and the unaudited financial statements for the period from January 1, 1998 through July 2, 1998.

As part of the preparation and audit of the October 31, 1999 financial statements of Able, Able initiated a review of the preacquisition financial statements of the Division. Management of Able has determined that certain adjustments to the preacquisition financial statements of the Division for the year ended December 31, 1997 and the period from January 1, 1998 through July 2, 1998 are appropriate. The adjustments prepared by Able and reflected in the accompanying restated financial statements of the Division are described in more detail below. The adjustments include the correction of accounting errors discovered during the 1999 audit process and amounts identified in Able's review of the preacquisition financial statements of the Division.

The effects of the restatements on the previously filed financial statements of the Division included in prior Able filings is shown below (in thousands):

                                                                    12/31/97         7/2/98
                                                                    --------        --------
Net loss - as previously reported                                   $ (8,317)       $(21,515)
    Record additional "reserves for losses on
       uncompleted contracts"(1)                                          --         (28,200)
    Record loss accruals in 1997(2)                                   (5,293)          5,293
    Record subcontractors' claims accrual in 1997(3)                  (4,306)          4,306
    Adjust receivables for discounted amount and based
      on percent complete(4)                                          (4,417)           (560)
    Record legal costs in period incurred(5)                          (1,000)           (400)
    Record write-down of conduit network assets held
      for sale(6)                                                         --          (6,559)
    Record adjustments related to the NYSTA contract(7)                 (291)            291
                                                                    --------        --------
Net loss - as adjusted                                              $(23,624)       $(47,344)

(1) Able has restated loss reserves on the Division's July 2, 1998, unaudited balance sheet to equal the finalized amount of the loss reserves recognized by Able in purchase accounting and confirmed by post acquisition activity in completing loss jobs.

(2) Able reviewed evidence that two electronic toll collection jobs were forecast to generate losses on completion of as much $13.1 million and $5.3 million, respectively, as of December 31, 1997. However, through December 31, 1997, losses recognized were only approximately $13.2 million for the two jobs. Additional losses were not accrued, apparently because the Division believed the losses would be mitigated through change orders, claims and additional revenues generated through those jobs. Those potential additional revenues were not realized. The guidance for consideration of unpriced change-orders and contractor claims is provided in paragraphs 62 and 65 of SOP 81-1. Able has restated the loss reserves to accrue for those unrecognized losses at December 31, 1997. It is Able's policy to not consider additional revenues that might result from change-orders or claims until the change-order is approved and signed.

(3) The claims relate to work performed by subcontractors to the Division on certain jobs. Most of the work performed by these subcontractors occurred in 1997. These claims were filed in 1997 or prior to July 2, 1998. Because these claims relate to work performed in 1997 and the claims originated in 1997, Able has restated the Division's financial statements to accrue, at December 31, 1997, the amounts that such claims have been, or are expected to be settled.

(4) Able determined that the Division had included in unbilled receivables (costs and profits in excess of billings) the gross amount of future user fees to be received over twenty years from two users of the NYSTA network (see Note 8 to the financial statements included in the Able's 1999 Form 10-K). The fees are payable in installments and should have been recorded at their discounted present value. Consequently, Able recorded an adjustment to reallocate the purchase price to recognize a discount on these long-term receivables. The discounted (at 10%) present value of these long-term receivables was approximately $3.8 million at October 31, 1999. Able believes this was an accounting error as reflected in the financial statements of the Division as of and for the year ended December 31, 1997. Therefore, Able has restated the financial statements of the Division to reflect the correction of this error at December 31, 1997.

(5) Able has also restated its own operating results for the first three quarters of fiscal 1999 (see Note 22 to the financial statements included in Able's 1999 Form 10-K). The restatement included adjustments for costs to operate the New Jersey Consortium Violation Processing Center that were determined to have been improperly deferred. It was determined that approximately $1.4 million of those costs were incurred before the acquisition of the Division and should have been expensed in the pre-acquisition financial statements of the Division. The $1.4 million was for legal fees and other pre-contract costs related to the award of the contract to the Division. Able has restated the financial statements of the Division to expense these costs when incurred in 1997 or early 1998.

(6) The financial statements prepared by the Division reflected NYSTA conduit network constructed by the Division and held for sale at approximately $34.6 million. This adjustment reduces the carrying value of that asset to the approximate net amount realized by Able on its subsequent sale.

(7) This amount is the net effect of adjustments related to the NYSTA contract to more appropriately value, as of December 31, 1997, the conduit network held for sale, the related accrual for property taxes, and the reserve for loss on that contract.

The following entries summarize the effects of the above restatement adjustments on the previously reported balance sheets of the Division as of December 31, 1997, and July 2, 1998:

December 31, 1997
-----------------
Network assets                                                           $21,110
Accumulated deficit                                                       15,307
     Reserves for Losses on Uncompleted Contracts                                      12,610
     Property taxes payable                                                            18,390
     Costs and earnings in excess of billings on uncompleted contracts                  5,417

July 2, 1998 (unaudited)
------------------------
Network assets                                                           $28,044
Accumulated deficit                                                       41,136
     Reserves for Losses on Uncompleted Contracts                                      39,900
     Property taxes payable                                                            22,000
     Costs and earnings in excess of billings on uncompleted contracts                  7,280

                            ABLE TELCOM HOLDING CORP.

          UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                 FOR THE NINE MONTHS ENDED JULY 31, 1998

                                                       7/31/98
                                                        ABLE        3/31/98 -5 MOS
                                                     HISTORICAL         PATTON           PRO FORMA
                                                     (RESTATED)      HISTORICAL         ADJUSTMENTS           SUB TOTAL
                                                     ----------      ----------         -----------           ---------
Revenues                                             $  115,125      $    9,339                  --           $ 124,464
Costs of revenues                                        90,222           8,825                  --              99,047
General and administrative                               14,703             889                  --              15,592
Depreciation and amortization                             4,865             501                  12 (A)           5,378
                                                     ----------      ----------         -----------           ---------
     Total costs and expenses                           109,790          10,215                  12             120,017
                                                     ----------      ----------         -----------           ---------
Income (loss) from operations                             5,335            (876)                (12)              4,447
Other (income) expense, net:
     Interest expense                                     2,092             574                 (57)(B)           2,609
     Interest and dividend income                            --              --                  --                  --
     Other (income) expense                               1,046            (366)                 78 (C)             758
                                                     ----------      ----------         -----------           ---------
     Total other (income) expense, net                    3,138             208                  21               3,367
Minority interest                                           610              --                  --                 610
                                                     ----------      ----------         -----------           ---------

Income (loss) before income taxes                         1,587          (1,084)                (33)                470
Income tax expense (benefit)                                857            (142)                (13)(D)             702
                                                     ----------      ----------         -----------           ---------
Net income (loss)                                           730            (942)                (20)               (232)
Preferred stock dividends and discount
     attributable to beneficial conversion
     privilege of preferred stock                         8,158              --                  --               8,158
                                                     ----------      ----------         -----------           ---------
Net income (loss) applicable to common stock         $   (7,428)     $     (942)        $       (20)          $  (8,390)
                                                     ==========      ==========         ===========           =========
Earnings per common share - basic                    $    (0.77)
Earnings per common share - diluted                  $    (0.77)

Basic weighted average shares                         9,660,921
Diluted weighted average shares                       9,660,921

                                                        11/1/97-
                                                         6/30/98
                                                          MFSNT             PRO FORMA               PRO FORMA
                                                       HISTORICAL          ADJUSTMENTS               COMPANY
                                                       (RESTATED)          (RESTATED)               (RESTATED)
                                                       ----------          -----------              ----------
Revenues                                                 $162,085                  --             $   286,549
Costs of revenues                                         193,010                  --                 292,057
General and administrative                                 11,939                  --                  27,531
Depreciation and amortization                               2,146          $       877 (F)              8,401
                                                       ----------          -----------            -----------
     Total Costs and Expenses                             207,095                  877                327,989
                                                       ----------          -----------            -----------
Income (loss) from operations                             (45,010)                (877)               (41,440)
Other (income) expense, net:
     Interest expense                                          --                3,421 (E)              6,030
     Interest and dividend income                             (15)                  --                    (15)
     Other (income) expense                                     6                   --                    764
                                                       ----------          -----------            -----------
     Total other (income) expense, net                         (9)               3,421                  6,779
Minority interest                                              --                   --                    610
                                                       ----------          -----------            -----------
Income (loss) before income taxes                         (45,001)              (4,298)               (48,829)
Income tax expense (benefit)                                   --                 (702)(G)                 --
                                                       ----------          -----------            -----------
Net income (loss)                                         (45,001)              (3,596)               (48,829)
Preferred stock dividends and discount
     attributable to beneficial conversion
     privilege of preferred stock                              --                  533 (E)              8,691
                                                       ----------          -----------            -----------
Net income (loss) applicable to common stock           $  (45,001)         $    (4,129)          $    (57,520)
                                                       ==========          ===========            ===========
Earnings per common share - basic                                                                 $     (5.95)
Earnings per common share - diluted                                                               $     (5.95)

Basic weighted average shares                                                                       9,660,921
Diluted weighted average shares                                                                     9,660,921

NOTES:

(A)
Incremental depreciation of $12,000 attributable to property, plant and equipment acquired from Patton and recorded at fair value.

(B)
Elimination of the amortization of debt discount of $57,000 for Patton related to debt repaid by Able.

(C)
Elimination of $78,000 in amortization of deferred financing costs related to debt repaid by Able, offset by the amortization of goodwill related to the acquisition of Patton.

(D)
Income tax benefit of $13,000 resulting from pro forma adjustments A, B, and C based on a rate of 38%.

(E)
Assumes the Company financed the cash purchase price of MFSNT of $63.4 million ($67.5 million less equity valued at $4.1 million) in the following ways (in thousands):

                                                                   Net Proceeds
________________________________________________________________________________
 Series B Preferred Stock (1)                                           $18,110
 WorldCom Note (2)                                                       30,000
 Secured Credit Facility (3)                                             15,290
________________________________________________________________________________
                                                                        $63,400
________________________________________________________________________________

(1) Assumes the $20.0 million Series B Preferred Stock was issued for net proceeds of $18.1 million on November 1, 1996, resulting in pro forma adjustments thru July 2, 1998, for dividends at 4 percent or $533,000. A beneficial conversion charge of $7.9 million related to the issuance of the Series B Preferred Stock was recognized at the date of issue and is reflected in the historical financial statements of the Company for the nine months ended July 2, 1998.
(2) Assumes the 11.5 percent $30.0 million WorldCom Note was issued for net proceeds of $30.0 million on November 1, 1997, resulting in a pro forma adjustment for the period from January 1, 1998 to July 2, 1998, to interest expense of $2.3 million.
(3) Assumes the remainder of the cash purchase price of $15.3 million was financed through the Company's Secured Credit Facility with a stated interest rate of 9.5 percent and an estimated effective interest rate of 11.0 percent, resulting in a pro forma adjustment for the period from January 1, 1998 to July 2, 1998, to interest expense of $1.1 million.

(F)
The MFSNT goodwill of $26.3 million is being amortized over 20-years resulting in annual amortization expense of $1.3 million. The pro forma adjustment for the period from January 1, 1998 to July 2, 1998 is approximately $0.9 million.

(G)
As a result of significant pro forma losses, a pro forma adjustment is necessary to eliminate income tax expense.

                            ABLE TELCOM HOLDING CORP.

          UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                   FOR THE YEAR ENDED OCTOBER 31, 1997


                                                      10/31/97           10/31/97
                                                        ABLE              PATTON           PRO FORMA
                                                     HISTORICAL         HISTORICAL        ADJUSTMENTS
                                                     ----------         ----------        -----------
Revenues                                             $   86,334            $30,456                 --
Costs of revenues                                        68,181             26,375                 --
General and administrative                                8,781              2,415                 --
Depreciation and amortization                             4,532              1,246                 63   (K)
                                                     ----------          ----------         -----------
     Total Costs and Expenses                            81,494             30,036                 63
                                                     ----------          ----------        -----------
Income (loss) from operations                             4,840                420                (63)
Other expenses (income):
     Interest expense                                     1,565                775               (129)  (L)
     Interest and dividend income                          (449)                --                 --
     Other (income) expense                                (153)              (172)               187   (M)
                                                     ----------         ----------        -----------
     Total other expense, net                               963                603                 58
Minority interest                                           292                  6                 --
                                                     ----------         ----------        -----------
Income (loss) before income taxes                         3,585               (189)              (121)
Income tax expense (benefit)                                727                135                (46)  (N)
                                                     ----------         ----------        -----------
Net income (loss)                                         2,858               (324)               (75)
Preferred stock dividends and discount
     attributable to beneficial conversion
     privilege of preferred stock                         1,526                 --                 --
                                                     ----------         ----------        -----------
Net income (loss) applicable to common stock         $    1,332         $     (324)       $       (75)
                                                     ==========         ==========        ===========
Earnings per common share - basic                    $     0.16
Earnings per common share - diluted                  $     0.16

Basic weighted average shares                         8,504,972
Diluted weighted average shares                       8,504,972


                                                                        12/31/97
                                                                          MFSNT             PRO FORMA                 PRO FORMA
                                                                       HISTORICAL          ADJUSTMENTS                 COMPANY
                                                    SUB TOTAL          (RESTATED)          (RESTATED)                 (RESTATED)
                                                    ---------          ----------          -----------                ----------
Revenues                                            $ 116,790          $364,917                     --                $ 481,707
Costs of revenues                                      94,556           363,452                     --                  458,008
General and administrative                             11,196            22,381                     --                   33,577
Depreciation and amortization                           5,841             2,685                  1,315 (P)                9,841
                                                    ---------          --------            -----------                ---------
     Total Costs and Expenses                         111,593           388,518                  1,315                  501,426
                                                    ---------          --------            -----------                ---------
Income (loss) from operations                           5,197           (23,601)                (1,315)                 (19,719)
Other expenses (income):
     Interest expense                                   2,211                --                  5,132 (O)                7,343
     Interest and dividend income                        (449)               --                     --                     (449)
     Other (income) expense                              (138)               23                     --                     (115)
                                                    ---------          --------            -----------                ---------
     Total other expense, net                           1,624                23                  5,132                    6,779
Minority interest                                         298                --                     --                      298
                                                    ---------          --------            -----------                ---------
Income (loss) before income taxes                       3,275           (23,624)                (6,447)                 (26,796)
Income tax expense (benefit)                              816                --                   (816) (Q)                  --
                                                    ---------          --------            -----------                ---------
Net income (loss)                                       2,459           (23,624)                (5,631)                 (26,796)
Preferred stock dividends and discount
     attributable to beneficial conversion
     privilege of preferred stock                       1,526                --                  8,709 (O)               10,235
                                                    ---------          --------            -----------                ---------
Net income (loss) applicable to common stock        $     933          $(23,624)           $   (14,340)               $ (37,031)
                                                    =========          ========            ===========                =========
Earnings per common share - basic                                                                                     $   (4.35)
Earnings per common share - diluted                                                                                   $   (4.35)

Basic weighted average shares                                                                                         8,504,972
Diluted weighted average shares                                                                                       8,504,972

NOTES:

(K)
Incremental depreciation of $63,000 attributable to recording property, plant and equipment acquired from Patton and recorded at fair value.

(L)
Elimination of the amortization of debt discount of $129,000 for Patton that related to debt repaid by Able.

(M)
Elimination of $187,000 in amortization of deferred financing costs related to debt repaid by Able, offset by the amortization of goodwill related to the acquisition of Patton.

(N)
Income tax benefit of $46,000 resulting from proforma adjustments K, L, and M based on a rate of 38%.

(O)
Assumes the Company financed the cash purchase price of MFSNT of $63.4 million ($67.5 million less equity valued at $4.1 million) in the following ways (in thousands):

                                                                   Net Proceeds
-------------------------------------------------------------------------------
Series B Preferred Stock (1)                                       $18,110
WorldCom Note (2)                                                   30,000
Secured Credit Facility (3)                                         15,290
-------------------------------------------------------------------------------
                                                                   $63,400
-------------------------------------------------------------------------------

(1) Assumes the $20.0 million Series B Preferred Stock was issued for net proceeds of $18.1 million on November 1, 1996, resulting in pro forma adjustments during fiscal year 1997 for dividends at 4 percent or $800,000 and a beneficial conversion charge of $7.9 million recognized at the date of issue.
(2) Assumes the 11.5 percent $30.0 million WorldCom Note was issued for net proceeds of $30.0 million on November 1, 1996, resulting in a pro forma adjustment during fiscal year 1997 to interest expense of $3.5 million.
(3) Assumes the remainder of the cash purchase price of $15.3 million was financed through the Company's Secured Credit Facility with a stated interest rate of 9.5 percent and an estimated effective interest rate of
       11.0 percent, resulting in a pro forma adjustment during fiscal year 1997 to interest expense of $1.7 million.

(P)
The MFSNT goodwill of $26.3 million is being amortized over 20-years resulting in annual amortization expense of $1.3 million.

(Q)
As a result of significant pro forma losses, a pro forma adjustment is necessary to eliminate income tax expense.

                           ABLE TELCOM HOLDING CORP.
                                AND SUBSIDIARIES

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


On April 1, 1998, the Company purchased all of the outstanding common stock of Patton Management Corporation ("Patton") for a total purchase price of approximately $4.0 million. The acquisition was accounted for using the purchase method of accounting. Goodwill of approximately $4.3 million (as adjusted) was recorded and is being amortized on a straight-line basis over 20 years. The results of operations of Patton have been included in the Company's consolidated statements of operations since the date of acquisition.

On July 2, 1998, the Company acquired the Network Technologies Division of MFS Network Technologies, Inc. ("MFSNT") from a subsidiary of WorldCom, Inc. The acquisition was accounted for as a purchase and the operations of MFSNT have been included in the consolidated financial statements of the Company prospectively from the date of acquisition.

As described in Item 2. of this Form 8-K/A-3, the purchase price for MFSNT included the following consideration (in millions):

Contract price                                                          $58.8
Transaction related costs                                                 4.6
WorldCom Option                                                           3.5
WorldCom Phantom Stock Awards                                             0.6
-----------------------------------------------------------------------------
Total purchase prices                                                   $67.5
-----------------------------------------------------------------------------

The Company's consolidated balance sheet as of October 31, 1998, reflected the preliminary allocation of the purchase price to the assets acquired and the liabilities assumed based on initial estimates of their fair values. During the year ended October 31, 1999, (see Note 5 to the financial statements included in Able's 1999 Form 10-K) the Company obtained the information needed to complete its valuation and finalized the allocation as set forth below (in millions):

                                                As
                                            Previously                 Final
                                             Reported   Adjustments  Allocation
                                            ----------  -----------  ----------
Accounts receivable                            $47.0      $(1.4)       $45.6
Costs and profits in excess of billings on
  uncompleted contracts                         93.7       (5.0)        88.7
Assets held for sale                            38.8         --         38.8
Prepaid expenses                                 1.0         --          1.0
Property                                         5.7         --          5.7
Goodwill                                        16.5        9.8         26.3
Accounts payable                               (13.7)      (0.5)       (14.2)
Billings in excess of costs on uncompleted
  contracts and accrued job costs incurred     (56.6)        --        (56.6)
Reserves for losses on uncompleted
  contracts                                    (40.5)       0.6        (39.9)
Accrued restructuring costs                     (2.0)       0.3         (1.7)
Property taxes payable                         (15.0)        --        (15.0)
Other accrued liabilities                       (7.4)      (3.8)       (11.2)
-------------------------------------------------------------------------------
      Total allocated purchase price          $ 67.5      $  --       $ 67.5
-------------------------------------------------------------------------------

The accompanying restated pro forma combined statements of operations include pro forma adjustments that are based on the final allocation of the MFSNT purchase price.

The accompanying restated pro forma combined statements of operations have been prepared assuming the purchase of MFSNT and Patton occurred as of November 1, 1996. As described in footnote 10 to the restated historical financial statements of MFSNT included in this Form 8-K/A-3, those financial statements have been restated by the Company. The related amounts for MFSNT included in the pro forma combined financial statements included herein have likewise been restated as indicated below:

                                                          Eight-Months Ended                          Year Ended
                                                       6/30/98 MFSNT Historical                12/31/97 MFSNT Historical
                                                 -----------------------------------      -----------------------------------
                                                 Previously                               Previously
                                                  reported    Adjustments   Adjusted       reported    Adjustments   Adjusted
                                                 ----------   -----------   --------      ----------   -----------   --------
Revenues                                            162,645          (560)   162,085         369,334        (4,417)   364,917
  Costs of Revenues                                 168,141        24,869    193,010         353,562         9,890    363,452
  General and Administrative                         11,539           400     11,939          21,381         1,000     22,381
  Depreciation and amortization                       2,146             0      2,146           2,685             0      2,685
                                                 ----------   -----------   --------      ----------   -----------   --------
Total Costs and Expenses                            181,826        25,269    207,095         377,628        10,890    388,518
                                                 ----------   -----------   --------      ----------   -----------   --------

Income (loss) from operations                       (19,181)      (25,829)   (45,010)         (8,294)      (15,307)   (23,601)
Other (income) expense, net
  Interest Expense                                       --             0         --              --             0         --
  Interest and dividend income                          (15)            0        (15)             --             0         --
  Other (income) expense                                  6             0          6              23             0         23
                                                 ----------   -----------   --------      ----------   -----------   --------
  Total other (income) expense, net                      (9)            0         (9)             23             0         23
Minority interest                                        --             0         --              --             0         --
                                                 ----------   -----------   --------      ----------   -----------   --------

Income (loss) before income taxes                   (19,172)      (25,829)   (45,001)         (8,317)      (15,307)   (23,624)
Income tax expense (benefit)                             --             0         --              --             0         --
                                                 ----------   -----------   --------      ----------   -----------   --------

Net income (loss)                                   (19,172)      (25,829)   (45,001)         (8,317)      (15,307)   (23,624)
Preferred stock dividends and discount
  attributable to beneficial conversion
   privilege of preferred stock                          --             0         --              --             0         --
                                                 ----------   -----------   --------      ----------   -----------   --------
Net income (loss) applicable to common stock        (19,172)      (25,829)   (45,001)         (8,317)      (15,307)   (23,624)
                                                 ----------   -----------   --------      ----------   -----------   --------

                            ABLE TELCOM HOLDING CORP.

                          PROXY AND VOTING INSTRUCTION

             2000 ANNUAL MEETING OF SHAREHOLDERS - AUGUST   , 2000

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints ______________ and ______________, or any of them, as a Proxy or with full power of substitution, to represent the undersigned at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Able Telcom Holding Corp. (the "Company") to be held at _________________ on _______, 2000 at ____ a.m. ___________, and at all adjournments or postponements thereof, and to vote all the shares of Common Stock, $.001 par value per share, held of record by the undersigned at the close of business on _______ __ , 2000, with all the power that the undersigned would possess if personally present, as designated on the reverse side. Your vote is important to us. Feel free to direct your comments to the Corporate Secretary at (770) 993-1570. Shares will be voted as specified.
The undersigned also hereby revokes previous Proxies and acknowledges receipt of the Company's Notice of Annual Meeting and Proxy Statement.

The Board recommends a vote FOR Items 1-7. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

1.   Election of the Directors

     Nominees for Directors

     Billy V. Ray, Jr.              Edwin D. Johnson
     Alec McLarty                   C. Frank Swartz

[ ]  FOR ALL THE NOMINEES       [ ] WITHHOLD AUTHORITY TO          [ ] FOR ALL THE NOMINEES
     LISTED ABOVE                   VOTE FOR THE NOMINEES              LISTED ABOVE, EXCEPT
                                    LISTED ABOVE                       AS FOLLOWS

     List Exceptions:

     ---------------------------------------------------------------------------

2.   Amending the Articles of Incorporation

     A. to increase the number of authorized shares of Common Stock from 25 million to 100 million.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

     B. to increase the number of authorized shares of Preferred Stock from one million to five million.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

3. Amending the Articles of Incorporation to change its corporate name for "ABLE TELCOM HOLDING CORP." to "THE ADESTA GROUP, INC."

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

4.   Amending the Company's 1995 Stock Option Plan, as amended, to

     (A) increase the number of shares authorized for issuance from 1,300,000 to 5,500,000;

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

     (B) modify certain terms of the grants of options to Non-Affiliate Directors which includes:

         (i) increasing the number of options granted to Non-Affiliate Directors from 5,000 (initially), to 10,000 (annually),

         (ii) granting additional options, on an annual basis to Non-Affiliate Directors who serve as Chairman of the Board of the Company, and as Chairman, and/or as member of a Board committee, and

         (iii) extending the exercise period of the date of grants to Non-Affiliate Directors to the earlier of (A) September 19, 2005, or
         (B) the date which is two years after the date that such Non-Affiliate Director is no longer serving in such capacity.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

5. Ratifying and approving the issuance of stock options granted to certain Company Officers and Directors.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

6. Approving possibly issuing more than 1,875,960 shares of Common Stock upon the exercise of certain options and stock appreciation rights granted to WorldCom, Inc., which share amount of 1,875,960 represents at least 20% of our outstanding common stock determined immediately prior to the MFSNT Agreement dated April 26, 1998.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

7. Approving the possible issuance of more than 1,875,960 shares of Common Stock upon exercising certain Series B warrants issued in connection with the Series B Offering, which share amount of 1,875,960 represents at least 20% of our outstanding common stock determined immediately prior to the MFSNT Agreement dated April 26, 1998.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

8. Approving possibly issuing more than 3,128,500 shares of Common Stock upon converting shares of our Series C Convertible Preferred Stock and exercising certain Series C Warrants issued in our Series C Offering, which share amount represents at least 20% of the outstanding Common
     Stock determined immediately prior to the closing of the Series C Offering dated February 4, 2000;

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

9. Ratifying the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal years ended October 31, 1999 and October 31, 2000.

     [ ]  FOR        [ ]  AGAINST      [ ]  ABSTAIN

NOTE: Please sign this Proxy Card as your name appears hereon, including the title "Executor," "Trustee," etc. if such is indicated. If a joint account, each joint owner should each sign. If stock is held by a corporation, this Proxy Card should be executed by a proper officer thereof.

  PLEASE DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               Dated: ______________________, 1999


                               -----------------------------------
                               Shareholder

                               -----------------------------------
                               Co-owner, if applicable